CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED FOR PORTIONS OF THIS  DOCUMENT.  THE
CONFIDENTIAL   PORTIONS  HAVE  BEEN  REDACTED  AND  FILED  SEPARATELY  WITH  THE
COMMISSION.

The portions of this Exhibit for which confidential treatment has been requested are marked by brackets([ ]). In addition, an asterisk (*) appears in the right hand margin of each paragraph in which confidential information is included.



                      ORION 3 SPACECRAFT PURCHASE CONTRACT

                                  BY AND AMONG

               HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.

                                       AND

                         ORION ASIA PACIFIC CORPORATION

                                       AND

                           ORION NETWORK SYSTEMS, INC.

                     Hughes Contract Number: Orion 3/001/97





                               PROPRIETARY NOTICE
                               ------------------

The information contained in the Contract is proprietary to Hughes Space and Communications International, Inc., Orion Asia Pacific Corporation and Orion Network Systems, Inc. and may not be disclosed or provided to any third party without the express written consent of Hughes Space and Communications International, Inc., Orion Asia Pacific Corporation and Orion Network Systems, Inc.

                                TABLE OF CONTENTS

                                    CONTRACT


Contract Articles

Exhibit A - Statement  of Work
Exhibit B - Satellite  Technical  Specifications
Exhibit C - Satellite  Product  Assurance Plan
Exhibit D - Test Plan
Exhibit E - Ground  Segment
Exhibit F - Payment  Plan and  Termination  Liability  Amounts
Exhibit G - Schedules  to Article 15
Exhibit H - Payload  Long - Lead  Inventory Items
Exhibit I - Technical Performance

                       ORION 3 SATELLITE PURCHASE CONTRACT


                                CONTRACT ARTICLES

                                TABLE OF CONTENTS
                                -----------------

                                CONTRACT ARTICLES







ARTICLE 1.  DEFINITIONS...............................................  3
ARTICLE 2.  SCOPE OF WORK............................................. 15
ARTICLE 3.  DELIVERY SCHEDULE......................................... 17
ARTICLE 4.  CONTRACT PRICE, INVOICING, PAYMENT AND ADJUSTMENTS........ 18
ARTICLE 5.  SATELLITE PERFORMANCE INCENTIVE PAYMENTS.................. 24
ARTICLE 6.  LAUNCH VEHICLE DELAYS..................................... 32
ARTICLE 7.  PERMITS AND LICENSES;  GOVERNMENT APPROVALS............... 34
ARTICLE 8.  PRE-SHIP REVIEW, LAUNCH READINESS REVIEW, IN-ORBIT
            ACCEPTANCE AND FINAL ACCEPTANCE........................... 36
ARTICLE 9.  TITLE AND RISK OF LOSS.................................... 43
ARTICLE 10. EXCUSABLE DELAYS.......................................... 44
ARTICLE 11. LIQUIDATED DAMAGES FOR LATE DELIVERY...................... 46
ARTICLE 12. ACCESS TO WORK-IN-PROGRESS AND DATA....................... 48
ARTICLE 13. INTER-PARTY WAIVER OF LIABILITY........................... 53
ARTICLE 14. HUGHES' REPRESENTATIONS, WARRANTIES AND COVENANTS......... 54
ARTICLE 15. ORION'S REPRESENTATIONS, WARRANTIES, COVENANTS AND
            ACKNOWLEDGMENTS........................................... 57
ARTICLE 16. TAXES AND DUTIES.......................................... 63
ARTICLE 17. TERMINATION AND OTHER RIGHTS.............................. 65
ARTICLE 18. DATA AND SOFTWARE......................................... 74
ARTICLE 19. PATENT INDEMNIFICATION.................................... 76
ARTICLE 20. RIGHTS IN INVENTIONS...................................... 78
ARTICLE 21. PROPRIETARY INFORMATION................................... 81
ARTICLE 22. CHANGES................................................... 84
ARTICLE 23. PUBLICITY................................................. 86
ARTICLE 24. NOTICES................................................... 87
ARTICLE 25. INTEGRATION............................................... 88
ARTICLE 26. ASSIGNMENT OR CHANGE IN OWNERSHIP OR CONTROL.............. 89
ARTICLE 27. SEVERABILITY.............................................. 90

ARTICLE 28. CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES............... 91
ARTICLE 29. CUSTOMER'S RESPONSIBILITIES................................ 92
ARTICLE 30. APPLICABLE LAW AND DISPUTE RESOLUTION...................... 94
ARTICLE 31. PERFORMANCE COMMENCEMENT DATE.............................. 97
ARTICLE 32. STORAGE.................................................... 98
ARTICLE 33. OPTIONS................................................... 102
ARTICLE 34. LIMITATION OF LIABILITY................................... 110
ARTICLE 35. MISCELLANEOUS............................................. 113
ARTICLE 36. SUBCONTRACTORS............................................ 116
ARTICLE 37. INSURANCE................................................. 117
ARTICLE 38. KEY PERSONNEL............................................. 118
ARTICLE 39. INDEMNIFICATION........................................... 119



Annex A - Form of Certification

THE CONTRACT (the "Contract") is effective as of the ____ day of January 1997-,

BY AND AMONG:

HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware, U.S.A., with a place of business in El Segundo, California, U.S.A. (hereinafter referred to as "Hughes" or "Contractor") and

ORION ASIA PACIFIC CORPORATION, a company organized and existing under the laws of Delaware, U.S.A. with a place of business in Rockville, Maryland, U.S.A. (hereinafter referred to as "Orion" or "Customer") and

ORION NETWORK SYSTEMS, INC., a company organized and existing under the laws of Delaware, U.S.A., with a place of business in Rockville, Maryland, U.S.A. (hereinafter referred to as "ONS").

As used in the Contract, "Party" means either Hughes or Customer or for purposes of Article 15 and Paragraph 21.10 only, ONS, as appropriate, and "Parties" means Hughes and Customer.



WHEREAS, Customer desires to procure an HS 601 HP satellite system consisting of the Satellite to be delivered in orbit with an Operational Lifetime of fifteen
(15) years, related items, including Satellite Control Equipment and related services, including Launch and Mission Operations and Launch Services, subject to the terms and conditions hereof;

WHEREAS, Hughes desires to supply such a satellite system in accordance with the terms and conditions hereof;


WHEREAS,  the Parties entered into an  Authorization  to Proceed  Agreement (the
"ATP" or "ATP  Agreement")  dated  December 13,  1996,  pursuant to which Hughes agreed to commence Work on the  Satellite  upon payment by Customer to Hughes of
[                                    ];                                         *


WHEREAS, the Parties agreed in the ATP to negotiate diligently and in good faith with the aim of finalizing the terms and conditions for the procurement of the Satellite and related items and services; and

WHEREAS, the Parties have reached agreement on such terms and conditions;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1. DEFINITIONS




1.1 In the Contract, unless the context otherwise requires, the following terms shall have the meaning stated hereunder:


      A. "Affiliate" means, with respect to a Party, any direct or indirect subsidiaries or parent company of such Party or another subsidiary of any such parent company.

      B. "Aggregate Predicted Transponder Life" or "APTL" means the sum of the Predicted Transponder Life of each and every Successfully Operating Transponder embodied in the Satellite.

      C.    "ATP"  or  "ATP  Agreement"  means  the   Authorization  to  Proceed
            Agreement entered into between Customer and Hughes on December 13, 1996.


      D.    "ATP Payment" means the [                                          ]*
            paid by  Customer  and  received  by Hughes  pursuant to the ATP and which  amount  shall be  credited  as a Progress  Payment  under the
            Contract.

      E. "Authorized Representative" means, in the case of Customer, its President (or any person designated in writing by the President to be an Authorized Representative of Customer), in the case of ONS, its President (or any person designated in writing by the President to be an Authorized Representative of ONS) and, in the case of Hughes, its President (or any person designated in writing by the President to be an Authorized Representative of Hughes).

      F. "Available For Shipment" means that the Satellite or the Satellite Control Equipment ("SCE"), as applicable, has successfully completed the Pre-Ship Review and, with respect to the SCE, has been preliminarily accepted by Customer as described in Article 8.


      G.    "Balloon Payment" means the Progress Payment in the amount of [    ]*
           [                                           ] required  to be paid by
            Customer  to Hughes  on or  before  [           ],  pursuant  to the*
            Contract.

      H. "Beneficial Access" means, with respect to a Satellite Control Facility, that all things which Customer is required to do have been done, and the site is ready in all respects on a 24-hour per day basis, to permit Hughes to commence SCE installation and/or satellite tracking, as the case may be, as defined in Exhibit E (Ground Segment).

      I. "Business Day" means a day on which Hughes or Customer is open for business, as applicable, but excluding Saturdays, Sundays and days when commercial banks in the States of California or New York are required or permitted to be closed.

      J.    "C-Band   Repeater"   means  the  repeater   with  ten  (10)  C-band
            Transponders with beam coverage over all Asia.

      K. "CDRL" or "Contract Data Requirements List" means the documentation listed in Section 12 of Exhibit A (Statement of Work).

      L. "Consultant(s)" means a person or organization retained by Customer or Orion's customers to provide Customer or Orion's customers, as applicable, with technical advice and identified by Customer to Hughes as such in accordance with Article 12. For purposes of Paragraphs 12.4 and 12.12, "Consultant(s)" shall also include any person retained by Customer or Orion's customers to provide such technical advice who is not both (i) a Customer employee and (ii) a United States citizen; Consultant shall also include those Customer employees who are not U.S. citizens.

      M. "Contract" means this written instrument embodying the agreement between Hughes and Customer and including the Annex and Exhibits annexed hereto and made a part of the Contract.

      N. "Contract Deliverable Data" means any Technical Data and Information generated in the performance of the Work under the Contract and specifically listed in Exhibit A (Statement of Work) as being deliverable under the Contract.

      O. "Contract Price" means the total amount expressed in Article_4 (Contract Price, Invoicing Payment and Adjustments).

      P. "Customer Personnel" means Orion employees or representatives, Orion's Consultants' employees or Orion's customers' employees or Consultants. See also the definition of "Consultant."

      Q. "DACOM" means the Korean telecommunications company that has leased capacity on the Satellite from Customer.

      R. "Day" means a continuous 24-hour period commencing at Midnight (Greenwich Mean Time).

      S. "Deliver" and its derivatives (such as "Delivered" and "Delivery") shall have the meaning set forth in Article 8.

      T. "Delivery Schedule" means the timetable for Delivery set forth in Article_3 (Delivery Schedule).

      U. "Designated Launch Site" means the launch facility provided by the Launch Provider.

      V. "Documentation" means the documentation to be delivered by Hughes to Customer under the Contract, as more fully described in Exhibit_A (Statement of Work).

      W. "Effective Date of Contract" ("EDC") means the date as of which the Contract has been duly signed by both Parties.

      X.    "Final  Acceptance" has the meaning specified in Article 8 (Pre-Ship
            Review,   Launch  Readiness  Review,   In-Orbit  Testing  and  Final
            Acceptance).

      Y. "Financing Entity" means any entity (other than Hughes or parties related to Hughes (e.g., commercial bank, merchant bank, investment bank, commercial finance organization, corporation or partnership) providing money on a full or partial debt basis to Customer to fund construction and delivery of the Satellite.

      Z. "Ground Control Software" means the proprietary computer software programs and related documentation developed by Hughes and provided under the Contract. Ground Control Software includes the software program and documentation as they are originally provided, and any modifications made by Customer and such modifications as may later be provided in the form of subsequent releases or in any form they may be converted into by Customer.

      AA. "Ground Segment" means all the ground equipment, software, training and related services including the equipment and software for one
            (1) TT&C facility and two (2) Satellite Control Facilities, as more particularly described in Exhibit E (Ground Segment) and, with respect to training, Exhibit A (Statement of Work).

      AB. "Including" and its derivatives (such as "include" and "includes") means including without limitation. This term is as defined whether or not capitalized in the Contract.

      AC. "Initial Incentive Amount" means Ten Million U.S. Dollars (U.S. $10,000,000).

      AD. "Initial Payment" means the Eight Million U.S. Dollars (U.S. $8,000,000) Progress Payment made simultaneously with the Effective Date of the Contract.

      AE. "In-Orbit Acceptance Report" or "In-Orbit Test Report" or "IOT Report" means that document that is a deliverable item in the CDRL and as described in Exhibit A (Statement of Work).

      AF. "Intentional Ignition" means the point in time in the ignition process of a Delta III Launch Vehicle, for the purpose of launch, when the command signal sent from the launch control console is received by the Launch Vehicle, which command signal is intended to and does ignite any of the first stage main engines.

      AG.   "Ku-Band  1  Repeater"  means the  repeater  with [                ]*
            Ku-band Transponders split among the [                            ],*
            [                ] beams.                                           *

      AH.   "Ku-Band 2  Repeater"  means the  repeater  with  [       ]  Ku-band*
            Transponders for [       ].                                         *

      AI.   "Launch"   means   Intentional   Ignition   followed  by  the  first
            intentional ignition of a Delta III solid rocket motor.

      AJ.   "Launch    and    Mission     Operations"     means    the    launch
            campaign/transportation, launch services, mission planning and mission services up to the point of Final Acceptance of the Satellite, as more particularly described in Exhibit A (Statement of Work).

      AK. "Launch Date" means the date scheduled by Hughes and the Launch Provider as the date for Launch of the Satellite.

      AL. "Launch Insurance" means insurance that covers the Satellite from the period commencing at Intentional Ignition and ending no earlier than six (6) months after Intentional Ignition.

      AM.   "Launch  Provider"  means  McDonnell  Douglas   Corporation  or  any
            successor entity, for example, Boeing.

      AN. "Launch Readiness Review" ("LRR") means the review that verifies that the Designated Launch Site Satellite testing and checkout as described in Exhibit D


                                      -7

            (Test Plan) has been completed and the Satellite is deemed by the Parties ready to be turned over to the Launch Provider for integration with the Launch Vehicle.

      AO. "Launch Services" means the standard services which the Launch Provider provides under its customary launch services agreement.

      AP.   "Launch Vehicle" means a Delta III launch vehicle.

      AQ. "MMS TT & C Software" shall have the meaning specified in Paragraph 33.1.C.

      AR. "Operational Lifetime" means the fifteen (15) year performance period of the Satellite. This performance period commences on (i) the day when the Satellite is positioned at its Specified Orbital Location or at a Storage Orbit specified by Customer inside the stationkeeping box of plus or minus 0.05 degrees and in-orbit testing has been completed, or (ii) forty-five (45) Days after Launch, whichever is earlier. In the event that the Satellite has been placed in a storage orbit, then any such in-orbit storage period shall be counted in the fifteen (15) year performance period.

      AS. "Option Satellite" shall have the meaning ascribed to it in Article 33 (Options).

      AT.   [       ] means the [            ] satellite company.               *

      AU.   "Orion's customer" means DACOM or any other customer of Orion.

      AV. "Paid-Over-Time Incentive" means Eight Million U.S. Dollars (U.S. $8,000,000) to be paid over time by Customer in accordance with Article_5.

      AW.   "Performance  Commencement  Date" (PCD) has the meaning specified in
            Article 31 (Performance Commencement Date).

      AX. "Performance Incentives" means the Initial Incentive Amount and Paid-Over-Time Incentive.

      AY. "Person" means any individual, partnership, limited liability company, corporation, association, trust or other entity, including any government or political subdivision or any agency, department or instrumentality thereof.

      AZ. "Predicted Transponder Life" or "PTL" means the period of time, measured in years, over which a Successfully Operating Transponder can be operated, commencing from the date of Delivery of the Preliminary In-Orbit Acceptance Report, this period of time being equal to whichever is the shortest of:

            (1) fifteen (15) years, or

            (2) the Satellite predicted propellant life calculated in accordance with HS 601 HP product line propulsion sub-system analysis methods, the results of which will be documented in the In-Orbit Acceptance Report, or

            (3) the  period  of  time  over  which  there  is  predicted  to  be sufficient solar array power to operate such Successfully Operating Transponder co-extensively with all other Successfully Operating Transponders, calculated in accordance with HS 601 HP product line power sub-system analysis methods, the results of which will be documented in the In-Orbit Acceptance Report.

      BA. "Preliminary In-Orbit Acceptance Report" means that document that is a deliverable item in the CDRL and as described in Exhibit A (Statement of Work).

      BB. "Pre-Ship Review" or "PSR" means the Hughes-conducted readiness review specified in Exhibit_A (Statement of Work) authorizing shipment of the Satellite to the Designated Launch Site.

      BC. "Product Assurance Plan" means the Product Assurance Plan set forth in Exhibit C (Satellite Product Assurance Plan).

      BD. "Properly Operated Satellite" means a Satellite which is being monitored and commanded by Customer in accordance with the written directives, computer media and instructions contained in the recommended Spacecraft operating procedures (as such procedures may be amended by the Parties) and any applicable service notes for the Satellite, such having been furnished by Hughes to Customer under the Contract.

      BE. "Progress Payment" means any of those payments listed as payments in Exhibit F (Payment Plan), including the ATP Payment, the Initial Payment, and the Balloon Payment.

      BF. "Satellite" or "Orion 3 Satellite" means the HS 601 HP Class satellite to be provided to Customer as part of the Work (as defined below). The term "Spacecraft" shall be interchangeable with the term "Satellite" and has the same meaning.

      BG. "Satellite Control Equipment" ("SCE") means the equipment specified in Appendix A of Exhibit E (Ground Segment), including the telemetry, tracking, and command equipment being manufactured and delivered under the Contract as part of the Work thereof.

      BH. "Satellite Control Facility" means a ground facility created or modified to command the HS 601 HP Satellite delivered to Customer by Hughes under the Contract.

      BI. "Scheduled Delivery Date" means the date of delivery or performance as specified in Article 3 (Delivery Schedule).

      BJ. "Senior Executive Level" shall have the meaning set forth in Paragraph 12.9.


     BK.   "Specified Orbital Location" means, with respect to a Satellite, the geostationary orbit location specified in Exhibit B (Satellite Technical Specification).

      BL. "Statement of Work" means the Statement of Work attached as Exhibit A to the Contract.

      BM. "Storage Orbit" means any geostationary orbital location other than the Specified Orbital Location.

      BN. "Subcontract" means a contract awarded by Hughes to a Subcontractor or a contract awarded by a Subcontractor to another Subcontractor to provide a portion of the Work covered by the Contract.

      BO. "Subcontractor" means a Person which has been awarded a Subcontract by Hughes or a Subcontractor.

      BP. "Successfully Launched Satellite" means a Satellite that meets both the following conditions:

            (1) The elements of the  Satellite's  transfer orbit  established by the Launch Vehicle and the spin axis orientation and time of separation are each within three (3) sigma limits of the Launch Vehicle performance as established by Hughes with the Launch Provider in the interface control document or equivalent relating to the Satellite; and

            (2) The Satellite  has not suffered  damage caused by any failure or malfunction of the Launch Vehicle.

      BQ. "Successfully Operating Transponder" means a Transponder in the Satellite which meets any one of the following criteria:

            (1) The   Transponder   is  performing   in   compliance   with  the
                requirements of Exhibit B (Satellite Technical Specification). If a Transponder is not a Successfully Operating Transponder during periods of eclipse, it shall be deemed to be not a Successfully Operating Transponder from that time forward. Any failure of a Transponder which is corrected by switching to a redundancy in the system immediately after the failure is discovered shall not be deemed as failing to comply with the requirements of Exhibit B (Satellite Technical Specification) and shall not cause the Transponder to be considered anything other than a Successfully Operating Transponder.

            (2) The  Transponder,  while not  performing in compliance  with the requirements of Exhibit_B, is being used, or is capable of being used without material change to Customer's normal operating procedures, by Customer to generate approximately the same level of revenues as if it were operating as specified in Exhibit_B; or

            (3) The  Transponder  is  not  performing  in  compliance  with  the requirements of Exhibit_B due to the Satellite not being a Properly Operated Satellite; or

            (4) The Transponder  (not a TWTA) is being used as an in-orbit spare or is turned off but would otherwise be capable of meeting one of the above three criteria; or

            (5) The Transponder is on the Satellite which is in a storage orbit.

            (6) In  the  event   Customer   chooses  to  operate  the  Satellite
                commercially from a Storage Orbit, then a Transponder will be deemed to be a Successfully Operating Transponder provided it can be shown that it would have been a Successfully Operating Transponder had the Satellite been operating from the Specified Orbital Location.

      BR. "Test Plan" means the test plan set forth in Exhibit D (Test Plan) to the Contract.

      BS. "The Orion 3 Satellite Program" means the program to provide an HS 601 HP-based telecommunications system, of which the Work under the Contract is a part.

      BT. "Technical Data and Information" means documented information which is directly related to the design, development, use, operation, and maintenance of the Satellite and/or SCE. This includes, for example, information in the form of drawings, photographs, technical writings, pictorial reproductions and specifications. This term does not include ground computer software, financial reports, cost analysis and information incidental to Contract administration.

      BU. "Transponder" means a communications signal path utilized in the provision of a channel for a communications service as more specifically defined in Exhibit B (Satellite Technical Specification), and the term "Communications Channel" shall have the same meaning.

      BV. "Vendor Software" means the proprietary computer software programs, in object code form, and related documentation developed by vendors and delivered under the Contract.

      BW. "Work" means all labor, services, acts (including tests to be performed), items, materials, articles, data, documentation, equipment, matters and things to be furnished, and rights to be transferred, by Hughes to Customer under the Contract.

      BX.   "United  States  Government"  means  the  government  of the  United
            States,    including    any   agencies,    commissions,    branches,
            instrumentalities and departments thereof.

1.2 The Article and Paragraph headings are for convenience of reference only and shall not be considered in interpreting the Contract. Where the context so requires, words in the singular include the plural and vice versa, and words imputing the masculine gender include the feminine and neuter genders. The recitals of the Contract are descriptive only and shall not create or affect obligations of the Parties.

1.3 In the Contract, "Article" generally refers to a complete section and "Paragraph" to a subsection of an Article. For example, "Paragraph 3.5" refers to the fifth subsection of the third Article of the Contract.

ARTICLE 2. SCOPE OF WORK

2.1 In accordance with the terms and conditions of the Contract, Hughes shall sell, and Customer shall purchase, the items referred to in Article 3 (Delivery Schedule). Hughes shall furnish and perform the Work in accordance with the provisions of the Contract including the following documents, which are attached hereto, incorporated herein and made a part of the Contract:


      Document                                                 Dated
      --------                                                 -----

      Exhibit A - Statement of Work                            EDC
      Exhibit B - Satellite Technical Specification            EDC
      Exhibit C - Satellite Product Assurance Plan             EDC
      Exhibit D - Test Plan                                    EDC
      Exhibit E - Ground Segment                               EDC
      Exhibit F - Payment Plan and Termination Liability
                  Amounts                                      EDC
      Exhibit G - Schedules to Article 15                      EDC
      Exhibit H - Payload Long-Lead Inventory Items            No later than
                                                               December 31, 1997
      Exhibit I - Technical Performance                        EDC


2.2 In the event of any ambiguity, conflict or inconsistency among or between the parts of the Contract, such inconsistency shall be resolved by giving precedence in the order of the parts of the Contract as set forth below:



           1   Contract Articles
           2   Payment Plan and Termination Liability Amounts (Exhibit F)
           3   Schedules to Article 15 (Exhibit G)
           4   Statement of Work (Exhibit A)
           5   Technical Performance (Exhibit I)
           6   Satellite Technical Specification (Exhibit B)
           7   Test Plan (Exhibit D)
           8   Satellite Product Assurance Plan (Exhibit C)
           9   Ground Segment (Exhibit E)
          10   Payload Long-Lead Inventory Items (Exhibit H)

2.3 In the event the Parties are unable to resolve any ambiguity, conflict or inconsistency that affects the Work, Hughes will follow Customer's direction as to the interpretation of the Contract and the cost, schedule and performance impact thereof will be determined under Paragraph 22.3 (regarding changes requested by Customer), pending the resolution of the ambiguity, conflict or inconsistency pursuant to Article 30 (Applicable Law and Dispute Resolution) should either Party choose to proceed under
      Article 30. Notwithstanding the foregoing, nothing in this Paragraph 2.3 alters or affects Hughes' rights under this Contract, if Customer does not timely make any Progress Payment prior to and including the Balloon Payment. In the event of any ambiguity, conflict or inconsistency relating to Hughes' rights to any Progress Payment up to and including the Balloon Payment or rights and remedies in the event of nonpayment of any Progress Payment up to and including the Balloon Payment, Customer shall follow Hughes direction as to the interpretation of the Contract pending the resolution of the ambiguity, conflict or inconsistency pursuant to Article 30 should either party choose to proceed under Article 30 (Applicable Law and Dispute Resolution).

2.4 Hughes shall deliver to Customer no later than February 15, 1997 revisions to the pages of Exhibit B (Satellite Technical Specification) attached hereto as Exhibit I (Technical Performance). In developing these revisions, Hughes will use its best reasonable efforts (consistent with the fundamental design and hardware of HS 601 HP product line) to achieve performance levels meeting or exceeding Customer's minimum performance requirements, as set forth in handwriting in Exhibit I. The revised Exhibit B shall be effective upon Customer's review and written approval.

ARTICLE 3. DELIVERY SCHEDULE

3.1 Thefollowing goods and services to be provided under the Contract shall be Delivered to the locations specified below, on or before the dates specified below, in Table 3.1:

                                   Table 3.1
                               Delivery Schedule

                                       Date of Delivery
      Item                              or Performance            Place of Delivery
      ----                              --------------            -----------------
      1. Orion 3 Satellite              December 31, 1998*        In-orbit at Specified Orbital
                                                                  Location
      2. Launch and Mission             As required*              As required
         Operations  (LEOP)
      3. Launch Services (Delta III)    As required*              Designated Launch Site
      4. Ground Segment**               As required*              As specified by Customer
      5. Training                       As required*              As required
      6. Contract Deliverable Data      Per Exhibit A (CDRL)      As specified by Customer
         and Documentation

      NOTE1: Satellite Control Equipment Delivered Duty Unpaid (DDU) (as defined in Incoterms 1990) United States or Australia to the site to be specified by Customer. Hughes shall be obligated to insure the transportation of the Satellite Control Equipment. .

*Delivery Date such that Customer can begin service (defined as the time of completion by Hughes of in-orbit testing of the Satellite and Delivery of the Preliminary In-Orbit Acceptance Report in accordance with Exhibit D (Test Plan)) by December 31, 1998.

** Includes two (2) satellite software simulators specified in Exhibit E (Ground Segment).

3.2 Delivery of items listed in Paragraph 3.1 shall be deemed to have occurred upon arrival of the item in conformance with the requirements of the Contract at the place of delivery or upon completion of the service as the case may be.

3.3   Packing  and  shipping  will  be  in  accordance  with  Hughes'   standard
      commercial practice.

ARTICLE 4. CONTRACT PRICE, INVOICING, PAYMENT AND ADJUSTMENTS

4.1 All charges for the Work are set forth in this Article 4, Article 5 (Satellite Performance Incentive Payments), Article 6 (Launch Vehicle Delays) and, if any option is ordered, Article 33 (Options) as such articles may be amended pursuant to Article 22 (Changes) and Paragraph
      35.5 (Amendments). Customer shall not be required to pay Hughes any amounts for the Work in addition to those payable to Hughes under this
      Article 4,  Article 5,  Article 6,  Article 22,  Article 33 and  Paragraph
      35.5.

4.2   The  Contract  Price is Two  Hundred  Eight  Million  U.S.  dollars  (U.S.
      $208,000,000).  The Contract Price shall include those items, services and incentives  set forth  below in  Table 4.2.  The  Contract  Price does not
      include payment of [    ] annual  operating costs (or those of a similarly*
      situated  third-party TT&C operator).  The Contract Price does not include
      Launch  Insurance.  Customer  shall  pay  to  Hughes  the  Contract  Price
      (excluding the Initial Incentive Amount and the Paid-Over-Time  Incentive)
      in  accordance  with the  terms  set  forth  in the  payment  schedule  of
      Exhibit F  (Payment Plan) and shall pay the Initial  Incentive  Amount and the  Paid-Over-Time  Incentive  in  accordance  with  Article 5. Line item prices are set forth below in Table 4.2.




                                    Table 4.2
                                 Contract Price


          Items and Services                                    U.S.$ (millions)
          ------------------                                    ----------------

        1  Orion 3 Satellite............................................... [  ]
        2  Launch and Mission Operations (LEOP)............................ [  ]
        3  Launch Services (Delta III)..................................... [  ]
        4  Ground Segment.................................................. [  ]*
        5  Training........................................................ [  ]
        6  Contract Deliverable Data and Documentation..................... [  ]
        7  Initial Incentive Amount........................................ [  ]
        8  Paid-Over-Time Incentive........................................ [  ]

           *Included in 1 and 4 above

           Contract Price Total...........................................  208



4.4   The [                                         ] paid by Customer to Hughes*
      pursuant to the ATP shall be credited as the first Progress Payment of the
      Contract Price.

4.5 Hughes shall, with respect to each Progress Payment (except the ATP Payment and the Initial Payment), provide Customer with an invoice at least ten (10) days but no more than forty-five (45) days in advance of the date when such payment is scheduled to be made by Customer to Hughes. Failure by Hughes to provide an invoice for any given Progress Payment will not excuse Customer's payment obligation or change the due date with respect to such payment.

4.6 Hughes' rights to terminate the Contract for Customer's failure to make timely payment of any Progress Payment are set forth in Paragraph 17.3.A.

4.7 Promptly after Hughes' receipt of the Balloon Payment and for each Progress Payment due thereafter, Hughes shall certify prior to Customer having to make such payment (except the Balloon Payment) that Hughes is on schedule to Deliver the Satellite in accordance with the Delivery Schedule. Such certification shall be in the form attached hereto as Annex A.

4.8 Subject to Subparagraphs (A) and (B) below, Customer shall pay Hughes each Progress Payment on or before the date specified in Exhibit F (Payment
      Plan); provided, however, where the specified date causes a payment to become due on a non-Business Day, such payment shall be due on the next Business Day.

      A. If Hughes makes the certification required by Paragraph 4.7 as to any Progress Payment due after the Balloon Payment but Customer disputes it, Customer shall pay such Progress Payment into an escrow account in accordance with Paragraph 4.9 and the disposition of such escrowed amount shall be governed by Paragraph 4.9. During the period any Progress Payment is held in escrow, Hughes shall be obligated to continue performance, but Hughes shall not be obligated to proceed to Intentional Ignition until the dispute is resolved and any amounts ultimately determined to be due Hughes are released to Hughes from escrow.

      B. If Hughes cannot make the certification required by Paragraph 4.7 as to any Progress Payment due after the Balloon Payment, Customer shall be entitled to withhold from such payment the amount of One Million U.S. Dollars (U.S. $1,000,000) for each month (up to a maximum of six (6) months or Six Million U.S. Dollars (U.S. $6,000,000)) of delay (as certified by Hughes) with respect to the delivery of the Satellite, such payments to be repaid to Hughes to the extent Hughes subsequently certifies a reduced (or no) delay in delivery of the Satellite. Under this subparagraph (B), Hughes shall not be obligated to proceed to Intentional Ignition unless all required Progress Payments (less any applicable liquidated damages) are current.

4.9 No dispute with respect to the payment of any amount under the Contract shall relieve the disputing Party of its obligation to pay all other amounts due and owing under the Contract. All disputed amounts, unless otherwise specified in the Contract, shall be paid into an interest-bearing escrow account (to be specified in writing by Hughes) on or before the applicable due date. After the dispute is settled, the Party entitled to the amount in escrow shall receive such amount together with all interest thereon and the other Party shall pay all costs and fees associated with such escrow. In no event shall any Progress Payment prior to or including the Balloon Payment be paid into escrow. Customer's duty to make all Progress Payments up to and including the Balloon Payment directly and timely to Hughes is not altered in any way by Paragraph 4.8 or this Paragraph 4.9. Under this Paragraph 4.9, Hughes shall not be obligated to proceed to Intentional Ignition unless all required Progress Payments have been released to Hughes from escrow.

4.10 If Intentional Ignition occurs, but the Satellite is not a Successfully Launched Satellite, any remaining payments shall be payable to Hughes within thirty (30) days after, and to the extent of, Customer's receipt of applicable proceeds from Launch Insurance (as such proceeds are paid to Customer, whether in one payment or in multiple payments); provided, however, the Initial Incentive Amount and the Paid-Over-Time Incentives shall be payable to Hughes in accordance with Paragraph 5.4.

4.11 Amounts payable to either Party shall be remitted by wire transfer to the following bank accounts, as applicable:

      In the case of Customer:

      NationsBank
      Rockville, Maryland
      [              ]                                                          *
      [                 ]

      In the case of Hughes:
      Bank of America
      Concord, California
      [                  ]                                                      *

      Any payment shall be deemed to have been made when credit for the amount is established in the above bank accounts, as applicable. Each Party shall notify the other in writing within ten (10) Days of a change to its respective bank accounts.

4.12 The Parties acknowledge and agree that, with respect to any Progress Payment due prior to, and including, the Balloon Payment, Hughes would suffer extreme prejudice as the result of any delayed receipt of such payments and the rapid decrease, over time, of the value of the Work. Accordingly, the Parties agree that time is of the essence in the receipt by Hughes of Progress Payments up to and including the Balloon Payment, and, subject to Article 17.3, Hughes may, upon a default in such payment by Customer, immediately and without prior notice to Customer exercise all its rights and remedies under the Contract.

4.13 Subject to Paragraph 17.3, up to and including the date on which Hughes receives the Balloon Payment, the following shall apply:

      A. Hughes' right to timely payments under the Contract is independent of any obligations Hughes may have to Customer; and

      B. Unless or until the Contract is terminated, Customer shall make all payments required by the Contract to Hughes on a timely basis regardless of whether Hughes shall then be in breach of its obligations under the Contract; and

      C. If Hughes breaches the Contract, Customer shall retain all rights to terminate the Contract due to Hughes' breach and/or sue to obtain recovery of appropriate damages for the breach, but Customer shall not be entitled to delay or withhold timely payments to Hughes on account of Hughes' breach if Customer did not also terminate the Contract.

4.14 With respect to Progress Payments up to and including the Balloon Payment, Hughes may suspend performance if Customer does not make any such Progress Payment on or before the due date for such Progress Payment.

4.15 No payment made by Customer prior to the Balloon Payment shall be for the Delta III launch vehicle. Upon receipt of the Balloon Payment, Hughes shall dedicate a Delta III launch vehicle from its launch vehicle inventory to Customer for the purpose of launching the Satellite. Unless and until the Balloon Payment shall be received by Hughes, Hughes shall have no duty to identify a Delta III launch vehicle to Customer under the Contract. Notwithstanding the foregoing, in recognition of the fact that the probability of the Satellite being launched on schedule will be maximized if Customer receives certain information on the Delta III launch vehicle prior to making the Balloon Payment, Hughes shall use best reasonable efforts to provide Customer access as described in Paragraphs 12.1-12.5 and 12.9 to information regarding a launch vehicle of the same type as the Launch Vehicle.

4.16 Subject to the last sentence of Paragraph 4.15, Customer shall have no interest in the Work, or any items thereof, unless and until it has made the Balloon Payment and all previous Progress Payments. Accordingly, if Customer shall not make any such payment on a timely basis (provided Hughes has given Customer at least ten (10) days prior notice in writing of the payment due date) for any reason, including Customer's insolvency or status as a debtor in bankruptcy, then Hughes shall have the right to stop Work immediately and to sell the Work, or items thereof, to another Person without notice to Customer. If Hughes decides not to sell the Work, Hughes shall be entitled to retain possession of the Work, and all items thereof, until all payments current or past due under the Contract have been received in immediately available funds. .

4.17 The Parties agree that, to the extent permitted by law, Customer shall have no right, title or interest in the Work prior to Hughes' receipt of the Balloon Payment. Notwithstanding the foregoing, until Hughes' receipt of the Balloon Payment, Customer hereby grants Hughes a first priority security interest in any right, title or interest Customer may have or be deemed to have in the Work to secure Customer's obligations to Hughes under the Contract. Hughes shall have the right to include in such financing statements public notice reasonably acceptable to Customer of Customer's agreements in Paragraph 15.12 of the Contract. Hughes agrees to terminate such security interest and terminate such financing statement concurrently with payment of the Balloon Payment.

4.18 All payments made by Customer to Hughes prior to and including the Balloon Payment, shall be deemed fully earned by Hughes upon receipt. Any payments due after the Balloon Payment paid into escrow in accordance with Paragraph 4.8.A and Paragraph 4.9 shall be deemed fully earned by Hughes
      (i) at the time the dispute is resolved and (ii) to the extent any such escrowed amounts are ultimately determined to be due Hughes, regardless of whether such amounts have been released to Hughes from escrow.

4.19 Hughes shall not be required to proceed to Intentional Ignition unless Customer is current with all Progress Payments due under the Contract.

ARTICLE 5. SATELLITE PERFORMANCE INCENTIVE PAYMENTS

5.1 In the event the Satellite is a Successfully Launched Satellite, then, upon Final Acceptance, the Initial Incentive Amount shall be paid to, and earned or refunded by, Hughes in the manner and to the extent provided hereunder:


      A. The Initial Incentive Amount shall be allocated to the C-Band and Ku-Band 1

            Repeaters as follows:

            C-Band Repeater [             ]       [             ]               *

            Ku-Band 1 Repeater [             ]    [             ]               *

      B. For the C-Band and Ku-Band 1 Repeaters, respectively, the portion of the Initial Incentive Amount to be paid shall be determined in accordance with the following formula:

            Repeater Initial Incentive Amount  x      APTL
                                                  -------------
                                                   Maximum APTL

            where the maximum  Aggregate  Predicted  Transponder Life (APTL) for
            the C-Band Repeater is 150 years [                                 ]*
            [    ] and for the Ku-Band 1 Repeater is 375 years [               ]*
            [                     ]  Two examples  illustrating how to determine*
            that part of the Initial Incentive Amount due after Final Acceptance follow:



            (1) If  the  C-Band   Repeater  and  Ku-Band  1  Repeater  at  Final
                Acceptance  are  determined  to have  APTLs of [               ]*
                [   ],  respectively,  then  Customer  shall be obligated to pay
                Hughes [                                                       ]*
                [         ] and [                                              ]*
                [               ], respectively.

            (2) If the C-Band  Repeater and Ku-Band 1 Repeater are determined at
                Final  Acceptance  to have  APTLs of [                  ] years,*
                respectively, then


                Customer  shall be  obligated  to pay Hughes [                 ]*
                [                                                              ]*
                and [                                                          ]*
                [             ]                                                 *

      C. Hughes shall earn and be entitled to retain a percentage of the Initial Incentive Amount for each Day of the Operational Lifetime according to the number of Successfully Operating Transponders that the Satellite has during such day, as described below. In the event that it is determined for any Day of the Operational Lifetime of the Satellite that a Transponder is not a Successfully Operating Transponder, Customer shall promptly notify Hughes of said discovery. Upon concurrence by Hughes ( or in the event of a dispute, resolution of the dispute in Customer's favor) that the Transponder is not a Successfully Operating Transponder, Hughes
            shall refund to Orion for each Day of the remainder of the Operational Lifetime the appropriate portion of the Initial Incentive Amount paid to Hughes, such portion calculated consistent with examples (1) and (2) set forth below.

            (1) Example (1): If at Final Acceptance the APTLs for the C-Band and
                Ku-Band 1 Repeaters are maximum, then for each Transponder that is not a Successfully Operating Transponder during the Operational Lifetime, Hughes shall pay to Customer a refund as set forth below:


                                 Table 5.1.C(1)
                          Satellite Performance Refund

            C-band Repeater                        Ku-band 1 Repeater

                            Performance Payment                                 Performance Payment
  No. of Successfully       Refund Daily Amount     No. of Successfully         Refund Daily Amount
Transponders Operating        Per Transponder      Operating Transponders         per Transponder
----------------------        ---------------      ----------------------         ---------------

          [ ]                     [     ]                    [ ]                      [     ]
          [ ]                     [     ]                    [ ]                      [     ]
          [ ]                     [     ]                    [ ]                      [     ]
          [ ]                     [     ]                    [ ]                      [     ]
          [ ]                     [     ]                    [ ]                      [     ]
        [     ]                   [     ]                    [ ]                      [     ]
                                                             [ ]                      [     ]                *
                                                             [ ]                      [     ]
                                                             [ ]                      [     ]
                                                             [ ]                      [     ]
                                                             [ ]                      [     ]
                                                             [ ]                      [     ]
                                                          [       ]                   [     ]



            (2) Example  (2):  The  C-Band and  Ku-Band 1  Repeater  performance refund  tables shown above in Table  5.1.C(1) are based upon the
                APTL for both  repeaters  being at maximum at Final  Acceptance.
                Where the APTL for either or both  repeaters  is below  maximum, the respective  refund tables will be  proportionately  modified based upon the percentage of the Initial  Incentive  Amount paid by Customer to Hughes at Final  Acceptance.  For example,  if at
                Final   Acceptance  the  C-Band  Repeater  has  only  [        ]*
                Successfully  Operating  Transponders and the Ku-Band 1 Repeater
                has only [         ] Successfully Operating  Transponders,  each*
                with a PTL of [                 ],  then the APTL for the C-Band*
                Repeater  equals [                      ] years and the APTL for*
                the Ku-band  repeater equals three hundred (300) years,  and [ ]*
                [                  ]


                [                                        ]  and [              ]*
                [                                                       ]  shall*
                have been paid at Final  Acceptance for the C-Band and Ku-Band 1
                Repeaters,  respectively.  In addition,  for each Day during the
                Operational  Lifetime  there are  fewer  than  [       ]  and/or*
                [         ]  Successfully  Operating  Transponders in the C-Band*
                and Ku-Band 1 Repeaters, respectively, then for each Transponder
                less than [       ] and/or  [         ]  Successfully  Operating*
                Transponders   in  the   C-Band   and   Ku-Band   1   Repeaters,
                respectively,  the  daily  refund  amount  will be  recalculated
                against U.S. [           ] and U.S. [           ], respectively,*
                down to a full  repayment of the U.S. [           ] for [      ]*
                or fewer Transponders and U.S [           ] for [           ] or*
                fewer  Transponders,   respectively,   in  accordance  with  the
                following table:




                                 Table 5.1C(2)
                          Satellite Performance Refund


       C-Band Repeater                               Ku-Band 1 Repeater


                                Performance Payment                                       Performance Payment
  No. of Successfully           Refund Daily Amount          No. of Successfully          Refund Daily Amount
Operating Transponders            Per Transponder          Operating Transponders           per Transponder
----------------------            ---------------          ----------------------           ---------------

           []                         [     ]                        [ ]                        [     ]
           []                         [     ]                        [ ]                        [     ]
           []                         [     ]                        [ ]                        [     ]
       [        ]                     [     ]                        [ ]                        [     ]            *
                                                                     [ ]                        [     ]
                                                                     [ ]                        [     ]
                                                                     [ ]                        [     ]
                                                                  [       ]                     [     ]


5.2 In the event the Satellite is a Successfully Launched Satellite, then, for each Day of the Operational Lifetime that a Transponder in the Ku-Band 2 Repeater is a Successfully

      Operating Transponder, Hughes shall earn and be entitled to payment of a portion of the Paid-Over-Time Incentive in accordance with Table 5.2 below:



                                   Table 5.2
            Paid-Over-Time Incentive Payments for Ku-Band 2 Repeater

                                                Daily Payment Amount
             Number of Successfully               Per Successfully
             Operating Transponders             Operating Transponder
             ----------------------             ---------------------

                  [         ]                       [      ]                    *
                  [         ]                       [      ]


5.3   Hughes shall be entitled to payment of Extended Incentives as follows:

      A.    In the event the Satellite continues to provide service for Customer after  expiration  of the  Operational  Lifetime  for which  service
            Customer  receives  customary   commercial  revenues   substantially
            equivalent to those that Customer would  customarily  receive if the
            Satellite were a normally  operating  satellite,  Customer agrees to pay to Hughes certain  amounts as specified  below in  subparagraphs
            (B) and (C).

      B.    With  respect  to the  C-Band  [                ]  or  Ku-Band 1 [ ]*
            [           ]  Repeaters,  the  amount  to be paid  for  each  Day a*
            Transponder operates after expiration of the Operational Lifetime is
            [                                                                  ]*
            [            ]  (for  C) and  [                                    ]*
            [                                           ]  (for  Ku 1),  up to a*
            maximum of that portion of the Initial  Incentive Amount refunded to
            Customer  for  the  respective   repeaters  during  the  Operational
            Lifetime (but excluding any portion of the Initial  Incentive Amount not paid to Hughes at Final Acceptance).

      C.    With respect to the Ku-Band 2 [              ]  Repeater, the amount*
            to be paid for each Day a Transponder  operates after  expiration of
            the  Operational  Lifetime  is [                                   ]*
            [                             ],  up to a                           *

            maximum of that portion of the Paid-Over-Time Incentive not paid by Customer to Hughes during the Operational Lifetime.

      D. In the event the Satellite continues to provide service for Customer after expiration of the Operational Lifetime for which Customer receives revenues less than those described above in subparagraph
            (A), the daily amount to be paid for each Transponder operating after expiration of the Operational Lifetime shall be a percentage of the respective amounts set forth above in subparagraphs (B) and
            (C), such percentage equal to the percentage of customary commercial revenues actually received by Customer.

      E. Such extended incentive payments shall continue for as long as Customer receives customary commercial revenues on the Satellite or until the allowable maximum amount (excluding any portion of the Initial Incentive Amount not paid to Hughes at Final Acceptance) has been reached, whichever occurs first.

5.4   In the event the Satellite is launched but is not a Successfully  Launched
      Satellite,  Hughes  shall  be  entitled  to  (i) payment  of  the  Initial
      Incentive  Amount  within  [         ] Days  after,  and to the extent of,*
      Customer's  receipt of  applicable  proceeds (as such proceeds are paid to
      Customer,  whether as a single  payment  or over  several  payments)  from
      Launch  Insurance and Customer shall not be entitled to receive any refund of the Initial Incentive Amount for such Satellite and (ii) payment of the
      Paid-Over-Time  Incentive after and, to the extent of, Customer's  receipt of applicable  proceeds from Launch  Insurance,  such amount to be paid in
      equal monthly  installments over the next succeeding [          ] years or*
      earlier at Customer's election.


5.5 In the event that a Transponder is not a Successfully Operating Transponder but is capable of partial operation and the Transponder continues to be operated by Customer for telecommunications purposes, the Parties shall negotiate an equitable adjustment of the Initial Incentive Amount refund (specified in Paragraph 5.1) and Paid-Over-Time Incentive payments (specified in Paragraph 5.2), taking partial operation into consideration.

5.6 Any assertion by Customer that a Transponder is not a Successfully Operating Transponder shall be accompanied by technical data, reports, and analyses, and Hughes shall be given an opportunity to verify all relevant data. Should Hughes disagree with such determination and present evidence to the contrary, then Customer shall consider such evidence and consult with Hughes. In the event that the disagreement cannot be resolved, then it may be disposed of in accordance with Article_30 (Applicable Law and Dispute Resolution).

5.7 The amounts to be refunded by Hughes under Paragraph 5.1 and the amounts to be paid by Customer under Paragraph 5.2 and 5.3 shall be (i) calculated on a daily basis and (ii) invoiced in arrears and paid on a monthly basis. Any payment required to be made by one Party to the other Party under this
      Article 5 shall be made within thirty (30) Days after the first Party's receipt of an invoice certifying the event giving rise to such Party's liability.

5.8 If a Satellite has not been, or is not being, operated as a Properly Operated Satellite and such improper operation results in one or more Transponders not meeting the requirements of a Successfully Operating Transponder, or the Operational Lifetime being reduced, Customer (i)_shall not be entitled to receive refunds of the Initial Incentive Amount in accordance with Paragraph_5.1, and (ii)_shall be required to pay the Paid-Over-Time Incentive in accordance with Paragraph_5.2, with respect to the Transponders so affected (and such affected Transponders shall be deemed to be Successfully Operating Transponders).

5.9 SUBSEQUENT TO LAUNCH OR TO A FAILED LAUNCH, HUGHES' LIABILITY AND THE RIGHTS AND REMEDIES OF CUSTOMER UNDER THIS ARTICLE 5 AND ARTICLE 17 (TERMINATION) AND ARTICLE 30 (APPLICABLE LAW AND DISPUTE RESOLUTION) ARE IN LIEU OF ALL OTHER RIGHTS AND REMEDIES FOR A SATELLITE THAT IS NOT A SUCCESSFULLY OPERATING SATELLITE OR A TRANSPONDER THAT IS NOT A SUCCESSFULLY OPERATING TRANSPONDER WHETHER SUCH

      LIABILITY, RIGHTS AND REMEDIES ARISE UNDER CONTRACT, TORT OR STATUTORY WARRANTIES.

ARTICLE 6. LAUNCH VEHICLE DELAYS

6.1 In the event of postponement or delay of a Launch prior to shipment of the Satellite, which postponement or delay exceeds thirty (30) Days from the originally scheduled Launch Date (to be scheduled by the Parties during the Contract to occur no later than November 30, 1998 absent Excusable Delay) and which delay is not caused by Hughes or its Subcontractors (except the Launch Provider) or Affiliates, the price included in the Contract Price for Launch and Mission Operations services provided by Hughes (Table 4.2) shall be increased to reflect the cumulative increase, if any, in the Consumer Price Index for All Urban Consumers, All Cities Average, All Items, 1982-1984 ("CPI-U") published monthly by the Bureau of Labor Statistics or a successor agency of the U.S. Government. Such cumulative increase in the CPI-U shall be determined by computing the percentage change in the CPI-U between November 1998 and the month actual delivery of the Launch and Mission Operations services commences, but in no case shall such cumulative increase be less than an annualized rate of three percent (3%). If the Bureau of Labor Statistics redefines the base year, the Parties will adjust their calculations by using an appropriate conversion formula.

      In addition, Customer shall be responsible for any and all incremental expenses actually and reasonably incurred by Hughes (and invoiced to Customer in reasonable detail) and a profit of twelve and one half percent (12.5%) on such incremental expenses resulting from such postponement or delay. Such incremental expenses may include, as appropriate for the period of delay, launch crew standby time, extra launch crew travel expenses, transportation expenses for equipment, expenses associated with maintaining launch support capabilities, stretch-out program expenses, and storage expenses.

6.2 The Contract Price stated in Paragraph_4.2 is based on a launch on the Delta III Launch Vehicle.

6.3 If failure to launch a Satellite on the originally scheduled Launch Date is due to anything other than the fault of Hughes or its Subcontractors or Affiliates, then

      A. Customer shall make the necessary arrangements for, and bear the costs of, storage of the Satellite until such Satellite can be launched. Hughes shall cooperate in assisting Customer to make the necessary storage arrangements in a U.S. storage facility which conforms to Hughes' standards for ensuring the integrity of the Satellite.

      B. Except as provided in the second sentence of Paragraph 6.3.A above, Customer shall reimburse Hughes for its extra expenses actually and reasonably incurred (and invoiced to Customer in reasonable detail) as a result thereof plus a profit of twelve and one half percent (12.5%) on such expenses, and the Contract Price shall be revised accordingly; and an amendment to the Contract reflecting such adjustments shall be entered into in accordance with Paragraph 35.5.

ARTICLE 7. PERMITS AND LICENSES;  GOVERNMENT APPROVALS

7.1 Hughes shall, at its own expense, obtain all United States Government approvals, permits and licenses as may be required for the performance of the Work under the Contract. Hughes shall perform the Work in accordance with all applicable laws, government rules, regulations and ordinances of the United States Government and the conditions of all such applicable United States Government permits and licenses.

7.2 Hughes shall review with Customer any application Hughes makes to any government department, agency, or entity for any permit, license, agreement or approvals, as may be required for performance of the Work, prior to the submission of such application. Hughes shall provide Customer a minimum of three (3) Business Days to review such application prior to submission to such governmental entity and Hughes shall in good faith consider any comments and proposed revisions made by Customer for incorporation into such application.

7.3 Notwithstanding this or any other Article in the Contract, the Parties understand and agree that certain restrictions are placed on access to Hughes' plant and the use of Technical Data and Information and hardware delivered under the Contract with relation to the approvals, permits and licenses Hughes must obtain from the United States Government.

      As a result, and if applicable, the Parties agree that such access and the actual delivery of any Technical Data and Information will be at all times subject to United States Government approval. Hughes shall prepare said agreement and in consultation with Customer shall request United States Government approval.

7.4 The documentation and hardware ("products") furnished under the Contract will be authorized by the United States Government for export for Customer's ground station in Australia. The products may not be resold, diverted, transferred, trans-shipped or otherwise disposed of in any other country or in any other manner, either in their original form or after being incorporated through an intermediate process into other end items without the prior written approval of the United States Government, which approvals are the sole responsibility of Customer. Additionally, transferring registration or control to any other person or business entity of the products furnished under the Contract is considered an export and as such also requires prior written approval from the United States Government, which approvals are the sole responsibility of Customer. Customer represents and warrants that the ultimate end use of the products is for telecommunications services.

7.5 Customer is responsible for obtaining, as may be required for performing the Work, all non-United States Government approvals, licenses and permits (exclusive of those required by Hughes' suppliers or Subcontractors), including those which may be required for Hughes to perform the Work in compliance with the laws of any country in which a ground station is established. Hughes agrees to cooperate with Customer in Customer's efforts to obtain all required non-United States Government approvals.

7.6 Hughes shall not be responsible for any failure to obtain any licenses, approvals or consents of any governmental authority, which failure results from Customer's inability to demonstrate Customer's financial viability or meet other financial requirements.

ARTICLE 8. PRE-SHIP REVIEW, LAUNCH READINESS REVIEW, IN-ORBIT
           TESTING AND FINAL ACCEPTANCE

8.1 Preliminary inspections of all Work (including the deliverable items listed in Paragraph 3.1) may be made by Customer or its designated representative at Hughes' or a Subcontractor's plant. All such inspections shall be made in the presence of a representative of Hughes. Customer shall inform Hughes in writing of those particulars in which the Work performed under the Contract does not meet the requirements of the Contract, and Hughes shall use its best reasonable efforts to remedy such defects.

8.2 Final Acceptance of the Satellite shall arise upon successful completion of in-orbit testing in accordance with the requirements of the Contract, following arrival of the Satellite at the Specified Orbital Location or a Storage Orbit location designated by Customer, delivery to Customer of the certificate of completion (accompanied by the Preliminary In-Orbit Acceptance Report) and configuration of the Satellite for hand-over to Customer.

8.3 Prior to the shipment of the Satellite, Hughes shall conduct a Pre-Ship Review in accordance with the Test Plan at Hughes's plant. The Pre-Ship Review shall consist of reviewing Satellite ground test results in accordance with the Test Plan. Hughes shall provide ORION at least fifteen
      (15) days advance notice of the Pre-Ship Review. ORION shall have the right to witness such review and the right to either concur or not concur that the Spacecraft meets the requirements of the Contract and is ready for shipment.

      A.    The Pre-Ship Review shall verify that:

            (1) The Satellite  ground  testing has been  completed in accordance with the requirements of the Contract;

            (2) Except as provided in (3) below,  all material  discrepancies or non-conformances affecting the capability of the Satellite to perform its on-orbit mission throughout its Operational Lifetime have been corrected;

            (3) It is the  intent  of the  Parties  that  all  work  that can be accomplished at Hughes' plant will be completed prior to shipment to the Launch Site. Notwithstanding that intent, Hughes may, with regard to certain limited non-conformances, conclude that such non-conformances can be effectively remedied after shipment, in which case Hughes may, after consultation with Customer, ship the Satellite to the Designated Launch Site.

            (4) The  Satellite,   ground  support  equipment  for  handling  the
                Satellite in preparation for launch, and supporting documentation as specified in Exhibit A (Statement of Work) and Exhibit B (Satellite Technical Specification) are ready for shipment based on an inspection of the Satellite and such ground support equipment and an examination of the data package.

      B. Successful completion of the Pre-Ship Review shall arise upon the occurrence of any of the following:

            (1) The Pre-Ship Review complies in all respects with the provisions of Paragraph 8.3.A, and Customer notifies Hughes of its acceptance of the Pre-Ship Review within five (5) Business Days following completion. Failure of Customer to provide Hughes with a notice of either acceptance or rejection within five (5) Business Days shall be deemed to constitute successful completion of said review; or

            (2) The  Pre-Ship  Review  complies in all respects  with  Paragraph
                8.3.A save for minor non-conformances that have not been corrected but which Hughes demonstrates to Customer at the review have no adverse effect upon the capability of the Satellite to perform its on-orbit mission throughout its
                Operational Lifetime, and Customer notifies Hughes of its acceptance of the Pre-Ship Review within five (5) Business Days following completion. Failure of Customer to provide Hughes with a notice of either acceptance or rejection within five (5) Business Days shall be deemed to constitute successful completion of said review; or

            (3) If the Pre-Ship  Review reveals  non-conformances  which require correction, within five (5) Business Days after such review, Customer shall request correction of non-conforming conditions affecting the Satellite in writing. Hughes shall, at its expense, promptly correct the non-conforming conditions referred to therein and, promptly following such correction, shall notify Customer that the corrections have taken place and shall invite Customer to send representatives to attend an inspection at which they will be entitled to verify that such corrections have been satisfactorily made. The provisions of this Paragraph 8.3 shall thereafter apply similarly to that inspection as if that inspection was the original Pre-Ship Review.

      C. Upon successful completion of the Pre-Ship Review, the Satellite shall be deemed to be Available for Shipment.

8.4 Prior to integration of the Satellite with the Launch Vehicle at the Designated Launch Site, a Launch Readiness Review (LRR) shall be jointly conducted by Hughes and Customer. Hughes shall give Customer five (5) Business Days written notice of the LRR. The purpose of the LRR is to confirm that the Satellite is ready for Launch. Prior to Hughes proceeding to integrate the Satellite with the Launch Vehicle, any defects or non-conformances in the Satellite or other equipment as may remain from the Pre-Ship Review, or resulting from shipment or otherwise discovered during Satellite launch preparations, shall have been corrected or dispositioned. Upon successful completion of the LRR, the Satellite shall be released by Customer for Launch Vehicle integration. Successful completion of the LRR shall arise upon the occurrence of any of the following:

      A. The LRR demonstrates compliance in all respects with the provisions of Paragraph 8.3, and Customer notifies Hughes of its acceptance of the LRR at the LRR. Failure of Customer to provide Hughes with a notice of either acceptance or rejection at the LRR shall be deemed to constitute successful completion of said review; or

      B. The LRR demonstrates compliance with Paragraph 8.3 save for minor non-conformances that have not been corrected which Hughes demonstrates at the review to Customer have no adverse effect upon the capability of the Satellite to perform its on-orbit mission throughout its Operational Lifetime, and Customer notifies Hughes of its acceptance of the LRR at the LRR. Failure of Customer to provide Hughes with a notice of either acceptance or rejection at the LRR shall be deemed to constitute successful completion of said review; or

      C.    If  the  LRR  reveals  non-conformances  or  defects  which  require correction, at the LRR Customer shall request correction of non-conforming conditions affecting the Satellite in writing. Failure of Customer to provide Hughes with a notice of either acceptance or rejection at the LRR shall be deemed to constitute successful completion of such review. Hughes shall, at its expense, correct such non-conforming conditions and defects and, following such correction, shall notify Customer that the corrections have taken place and invite Customer to send representatives to attend an inspection to verify that such corrections have been satisfactorily made. Customer shall notify Hughes of its acceptance of the LRR at the LRR. Failure of Customer to provide Hughes with a notice of either acceptance or rejection at the LRR shall be deemed to constitute successful completion of such review. In the event of any disagreement between Customer and Hughes relating to the LRR, the Senior Executive Level representatives of the Parties shall use best reasonable efforts to promptly resolve such dispute.

8.5 After Launch and either during drift orbit or upon arrival of the Satellite at the Specified Orbital Location (or a Storage Orbit specified by Customer, as the case may be) Hughes shall commence in-orbit testing, in consultation with Customer, in accordance with the requirements of the Contract. Hughes shall, at its expense, seek to remedy, in consultation with Customer and in accordance with standard satellite industry procedures, any anomalous conditions that may become apparent as a result of such testing, and shall retest as necessary subsequent to taking remedial action (if any). Notwithstanding an anomalous condition or failure of the Satellite or any Transponder to meet the specifications and other requirements set forth in Exhibits A and B (which failure the Parties intend to address through the provisions of the Contract dealing with Launch Insurance and Performance Incentives payments), successful completion of in-orbit testing shall be deemed to have occurred on _the date in-orbit testing is completed in accordance with the requirements of the Contract, the Satellite is configured for hand-over to Customer, and the certificate of completion (accompanied by the Preliminary In-Orbit Acceptance Report) is Delivered to Customer.

8.6 Prior to shipment of the Satellite Control Equipment to the sites selected by Customer, Hughes shall conduct a Pre-Ship Review at the Hughes plant. The Pre-Ship Review shall be conducted in accordance with the Test Plan. Hughes shall provide Customer at least fifteen (15) Business Days advance notice of the Pre-Ship Review. Customer shall have the right to witness such review and the right to either concur or not concur that the Satellite Control Equipment meets the requirements of the Contract and is ready for shipment.

      A. Customer shall direct Hughes to ship the Satellite Control Equipment to the selected site(s) upon successful completion of the Pre-Ship Review. The Pre-Ship Review shall be deemed complete and preliminary acceptance occurs when the Parties agree that:

            (1) factory  acceptance  testing in  accordance  with Exhibit E (The
                Ground Segment) is complete;

            (2) all open  actions  have been closed or a closure  plan agreed by
                Customer; and

            (3) all non-conformances have been corrected or waived in writing by an Authorized Representative of Customer in accordance with Paragraph

                35.2, except minor non-conformances which Hughes demonstrates to Customer have no adverse effect upon the operation of the Satellite Control Equipment in accordance with Exhibit E (Ground Segment).

      B. Customer shall not withhold its preliminary acceptance of the Satellite Control Equipment for minor non-conformances which Hughes demonstrates to Customer have no adverse effect upon the operation of the Satellite Control Equipment in accordance with Exhibit E (Ground Segment).

8.7 Final Acceptance of the Satellite Control Equipment shall occur upon successful completion of installation and checkout of the Satellite Control Equipment at its installation site, an acceptance test of the complete Satellite Control Equipment system in accordance with Exhibit E (Ground Segment), and closure of all action items from the Pre-Ship
      Review;  provided,  however,  if  there  is a delay  in  installation  and checkout due to unavailability of hardware or facilities not the responsibility of Hughes, and in particular if the beneficial access obligations set forth in Article 29 (Customer's Responsibilities) are not met by Customer, then there shall be a day for day adjustment to the Delivery Date for the Satellite Control Equipment and Customer shall be responsible for any expenses actually and reasonably incurred by Hughes (and invoiced to Customer in reasonable detail) directly related to the delay.

8.8 Final Acceptance of Contract Deliverable Data and Documentation shall occur only when the Contract Deliverable Data and Documentation have been delivered at the place referenced in Table 3.1 of Article 3 in a condition fully conforming to the provisions of the Contract. Contract Deliverable Data and Documentation shall be deemed to be in a condition fully conforming to the provisions of the Contract unless rejected by Customer in writing within fifteen (15) Business Days after receipt of said Contract Deliverable Data and Documentation by Customer. If such Contract Deliverable Data and Documentation are unacceptable, Customer shall, within the said fifteen (15) Business Days, notify Hughes in writing in which respects the Contract Deliverable Data and Documentation fail to conform to applicable requirements of the Contract. Any Contract Deliverable Data and Documentation that fail to conform to applicable requirements of the Contract with respect to which Customer has so notified Hughes in writing as being non-conforming, shall be deemed under the Contract not to have been Delivered unless and until the defects that resulted in such rejection have been remedied or demonstrated not to exist pursuant to verification procedures in accordance with the Contract.

8.9 "Delivery" shall be deemed to have occurred for each deliverable item under the Contract upon its Final Acceptance by Customer pursuant to this
      Article 8.

ARTICLE 9. TITLE AND RISK OF LOSS

9.1 Risk of loss or damage to the Satellite to be delivered under the Contract shall pass from Hughes to Customer at the time of Intentional Ignition of that Satellite. In the event of Intentional Ignition that fails to lead to Launch, risk of loss shall revert to Hughes at the point in time when the Launch Vehicle's liquid engine has been safely shut down and Hughes will retain risk of loss until the next Intentional Ignition. Title to the Satellite, free and clear of all liens and encumbrances, shall pass from Hughes to Customer at Final Acceptance of the Satellite in accordance with
      Article 8.

9.2 Title and risk of loss or damage to the Satellite Control Equipment shall pass from Hughes to Customer at Final Acceptance of the Satellite Control Equipment in accordance with Article 8.

9.3 The Parties agree that, upon Hughes' request, the Customer shall sign and will permit Hughes to file, for precautionary purposes, appropriate Uniform Commercial Code financing statements or any similar document having the same effect in foreign countries reflecting Hughes' right, title, and interest to the SCE prior to transfer of title in such deliverable items to the Customer, provided that Hughes shall be responsible for preparing such financing statements and terminating such financing statements upon transfer of title in such items to Customer.

ARTICLE 10. EXCUSABLE DELAYS

With respect to Hughes' performance of its obligations under the Contract, an "Excusable Delay" shall be any delay in the performance of the Work caused by an event which is beyond the control of Hughes, its Affiliates and its Subcontractors, and not involving fault or negligence of Hughes, its Affiliates or its Subcontractors, such as, but not limited to, any acts of Government, including but not limited to the Governments of the United States and the country of any foreign ground station in their contractual or sovereign capacities (including the refusal, suspension, withdrawal, or non-renewal of export or import licenses essential to the performance of the Contract); war (whether declared or undeclared), outbreak of national hostilities, or civil insurrection; fire; earthquake; flood; strike or work slowdown not reasonably within the control of Hughes or Hughes Communications, Inc.; epidemic; quarantine restriction; freight embargo; acts of God; Customer's failure to perform its obligations as set forth in Article 29, and where such delay could not have been avoided by Hughes or its Subcontractors through the exercise of reasonable foresight or reasonable precautions and cannot be circumvented by Hughes through the use of reasonable efforts (for example, alternate sources or work-around plans); provided written notice is given to Customer promptly (under the circumstances) after Hughes shall have first learned of the possibility of such an event and provided further that failure on Hughes' part to provide such notice shall not prevent such an event from qualifying as an Excusable Delay should Customer have actual notice of the event (e.g., an earthquake that receives nation-wide publicity). In addition, any postponement by the Launch Provider of Launch of the Satellite shall constitute Excusable Delay (whether or not such postponement is d whether or not such postponement involves any fault or negligence on the part of the Launch Provider) subject to the notice provisions set forth in the prior sentence. Notwithstanding any other provision of the Contract, in the event of such an Excusable Delay there shall be an equitable adjustment to the time for performance of the affected Work, and the schedule of payments set forth in Exhibit F (Payment Plan) and other terms stated in the Contract as they are applicable; provided, however, that the Parties agree that while it is impossible to foresee all of the contingencies and circumstances associated with the types of Excusable Delay set forth above, ordinarily the occurrence of an Excusable Delay shall not entitle Hughes to an increase in the Contract Price (unless such Excusable Delay is caused by postponement by the Launch Provider of the launch of the Satellite or by Customer's failure to perform its obligations as set forth in Article 29, in which cases there may be an equitable adjustment in the Contract Price for incremental costs incurred by Hughes as a result of such Excusable Delay); and provided further that the occurrence of an Excusable Delay caused by Customer's failure to perform its obligations as set forth in Article 29 (Customer's Responsibilities) shall not entitle Customer to an adjustment in the schedule of payments set forth in Exhibit F (Payment Plan).

ARTICLE 11. LIQUIDATED DAMAGES FOR LATE DELIVERY

11.1  In the event the  Satellite is not  Delivered  on or before the  Scheduled
      Delivery Date for the Satellite and such late delivery  prevents  Customer from  providing  service for which it has one or more  executed  contracts pursuant to which it would earn commercial  revenue,  then,  commencing on the first Day following the Scheduled  Delivery Date, and continuing for a
      period  thereafter  not to exceed [                            ] Days (the*
      "Damages  Period"),  the Contract  Price shall be reduced by  [          ]*
      [                                                                        ]*
      [                        ] for each Day during the Damages Period that the*
      Satellite has not been  Delivered;  provided,  however,  that the Contract
      Price reduction specified above will not be applicable with respect to any period during which an Excusable  Delay exists or during which the failure to Deliver the  Satellite is  attributable  to the  Customer's  failure to
      perform  any  of  its   responsibilities   under  Article  29  (Customer's
      Responsibilities),  or other  provisions  of the Contract (and the Damages
      Period will be extended, as appropriate, to reflect any such period).

      As used above, the term "Scheduled Delivery Date for the Satellite" shall mean the delivery date specified for the Satellite in Article 3 (Delivery Schedule), as such date shall be extended, as appropriate, to reflect all periods during which an Excusable Delay exists or any similar extension of time pursuant to Article 29 (Customer's Responsibilities), or as otherwise agreed by the Parties pursuant to an amendment to the Contract in accordance with Paragraph 35.5 (Amendments).

11.2 Except as provided in Paragraph 17.2, the Contract Price reduction specified in Paragraph 11.1 shall be the sole remedy available to Customer in the event of a late Delivery of the Satellite to be Delivered hereunder, and shall be in lieu of all damages of any kind or any right to terminate the Contract for default. The Contract Price reduction specified in Paragraph 11.1 shall constitute liquidated damages for any such late Delivery (and shall not constitute a penalty), the Parties acknowledging that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty). In the event the Damages Period has expired and the Contract Price has been reduced by the maximum amount specified in Paragraph 11.4, then, at any time thereafter but prior to actual delivery of the Satellite, Customer may exercise its right to terminate the Contract for Hughes' default pursuant to Paragraph_17.2, in which case Customer's rights and remedies shall be governed by the provisions of that Article. Customer shall have no other rights or remedies for late Delivery of an item to be Delivered under the Contract. The liquidated damages specified in Paragraph_11.1 shall not be applicable to a Satellite which is delivered for purposes of storage, unless the requirement for such storage was caused primarily by Hughes' unexcused delay.

11.3 In the event of a late Delivery requiring a reduction in Contract Price pursuant to the foregoing, the Parties shall, if appropriate, equitably adjust the payment plan set forth in Exhibit F (Payment Plan).

11.4 The maximum price reduction for late Delivery under the Contract pursuant to termination under Paragraph 17.2 shall never exceed Six Million U.S. Dollars (U.S. $6,000,000).

ARTICLE 12. ACCESS TO WORK-IN-PROGRESS AND DATA

12.1 Subject to Article 7 (Permits and Licenses: Government Approvals), Paragraphs 12.3 and 12.4 below, and Article 21 (Proprietary Information), Hughes shall provide Customer Personnel reasonable access to all Work (including work-in-progress and observation of tests in accordance with the requirements of Exhibit_D (Acceptance Test Plan)), at Hughes' facilities, at reasonable times during the period of the Contract, provided that such access does not unreasonably interfere with such Work and access to Work is coordinated with the Hughes Program Manager or other person designated by Hughes for such purpose. Subject to the restrictions set forth above, Customer Personnel shall also be afforded access to the Subcontractors' facilities, to the extent that Hughes is permitted to provide such access, and subject to Hughes accompanying Customer Personnel on any such visit.

12.2 Work-in-progress, technical and schedule data and documentation directly related to the Contract shall be subject to reasonable evaluation and inspection by Customer Personnel, subject to the restrictions set forth in Paragraphs_12.1,12.3 and 12.4.

12.3 Customer Personnel visiting at the Hughes facility or a Subcontractor's facility (a) will abide by Hughes' security regulations and/or those of its Subcontractors and applicable United States Government regulations;
      (b) will not disclose to a third party any information received in connection with the access provided hereunder and will use such information only in the performance of the Contract, whether or not such information is marked or otherwise identified as proprietary; and (c) will not remove any documents, materials or other items from any facility of Hughes or its Subcontractors (other than Contract Deliverable Data and Documentation and other documents delivered to Customer Personnel for Customer's use and with no requirement to return to Hughes) without the express written consent of the Hughes Program Manager.

12.4  Customer  shall submit the individual  name(s) of any proposed  Consultant who will have access to the plants and/or proprietary data of Hughes and/or its Subcontractors to Hughes, which shall have the right to approve all such Consultants (whether paid or unpaid). Such approval shall not be withheld by Hughes unless (i) the hiring of such Consultant would give rise to a reasonable concern by Hughes regarding the protection of its proprietary or competitive information or compliance with its security requirements or United States law, and/or (ii) Hughes has knowledge of prior incidents in which such Consultant has demonstrated behavior or activity incompatible with Hughes' ability to achieve the objectives of the Contract. In the event Hughes disapproves a Consultant proposed by Customer, Hughes shall provide Customer with an explanation, which need not be written, of its reasons for disapproval.

12.5 As a condition to access to the facilities of Hughes, its Affiliates and its Subcontractors under this Article, Customer agrees to indemnify Hughes as set forth in Paragraph 39.1 of the Contract.

12.6 Hughes shall provide office space and facilities (co-located with the program office) for the accommodation of up to three (3) Customer Personnel who are U.S. citizens, and if necessary, separate facilities for two (2) Customer Personnel who are citizens of the Republic of Korea plus facilities for two (2) rotational U.S. Customer Personnel co-located with the Koreans at Hughes' facilities. Hughes shall make reasonable work space available for such Customer Personnel at environmental test facilities (if located off site) and shall use best reasonable efforts to ensure that facilities are provided for up to two (2) such Customer Personnel at other selected Subcontractors' plants on a temporary basis to attend meetings or witness tests. At a minimum, Hughes shall provide desks, chairs, office supplies, local telephone service (long distance telephone usage to be charged to Customer), car parking facilities and access to meeting rooms, copying machines and facsimile equipment, and, as available, access to and use of video conferencing facilities at Hughes' facilities.

12.7 Customer Personnel will have reasonable access to (i) drawings, circuit diagrams/schematics, specifications, standards or process descriptions available to Hughes and relevant to the Satellite, and (ii) data and documentation provided to Hughes by its Subcontractors and relevant to the Satellite (to the extent permitted by the Subcontractors after Hughes has used best efforts to obtain such permission), and (iii) Contract Deliverable Data and Documentation. Where such documentation is necessary for evaluation of designs, performance considerations, assessment of test plans and test results or for any other purpose connected with the design, qualification, testing, Final Acceptance or operation of the Satellite and its components, Hughes will make available to Customer Personnel copies of such documentation (excluding unit and unit sub-assembly design and process data), at no charge to Customer, on the reasonable request of Customer Personnel. To facilitate their work in this respect, Hughes will allow Customer Personnel reasonable access to all Customer-specific indices related to such drawings, circuit diagrams/schematics, and documents.

12.8 With regard to electronically generated information, Hughes will copy Customer and/or provide Customer electronic access to such information as is necessary to keep Customer advised, on a current basis, of program issues, decisions and problems. Hughes shall, if feasible, provide Customer Personnel access to Hughes's electronic mail systems through the Internet, such access to be at Customer's cost. To the extent Hughes establishes data links for general use between the facilities of Hughes and its customers, Hughes shall establish data links between its and Customer's facilities such that Customer has remote electronic access to those project related documents identified in the CDRL. Hughes will also provide Customer Personnel with "real time" access to all measured data for the Satellite taken at Hughes' and/or Subcontractor's facilities on a non-interference, no-cost basis.

12.9 Customer Personnel shall be entitled to attend all meetings and reviews (including meetings and reviews held by electronic means) of Hughes and of Hughes with any Subcontractors where such meetings and reviews are solely related to Customer's project schedule and management, engineering, design, manufacturing, integration, testing and launch (but not meetings relating solely to Hughes' product line) and shall have the right to participate in and make recommendations, but not to control, give directions or assign actions, in all meetings and reviews at the system, subsystem and unit level, as well as in internal program reviews. The Parties agree to work cooperatively in resolving issues that arise at the various meetings and, where Customer has an objection to a recommended resolution/ implementation, the Parties agree to discuss it at the Senior Executive Level prior to implementation, provided that the final decision concerning implementation shall remain with Hughes, who shall provide Customer with a written explanation for its decision. With respect to Hughes, "Senior Executive Level" shall mean the President or Chairman of the Board of Hughes, and with respect to Customer, "Senior Executive Level" shall mean the Chief Executive Officer of Customer or Senior Vice President, Engineering and Satellite Operations of Orion Satellite Corporation.

      In the event a meeting or review is convened at Hughes' or a Subcontractor's plant relating to Customer's program, Hughes shall provide reasonable advance notice to Customer and shall make feasible and appropriate arrangements to facilitate the entry of Customer Personnel to the meeting place.

12.10 Hughes shall require that any Subcontract entered into after the Effective Date of Contract (other than bulk-buy Subcontracts) contains a provision substantially similar to this Article 12 to ensure the effectiveness of Customer's rights under the Contract. With respect to Subcontracts entered into before the Effective Date of Contract, Customer's rights under this
      Article 12 shall be as permitted in such Subcontracts. With respect to bulk-buy Subcontracts for critical sub-assemblies entered into after the Effective Date, Hughes shall inform the Subcontractor of the provisions of this Article 12 relating to access to Subcontractor's work-in-progress and data and shall use reasonable efforts to request on Customer's behalf a similar level of access.

12.11 Hughes' obligations under this Article shall be subject to applicable United States Government regulations and Hughes' standard security rules and regulations.

12.12 Consultants who are foreign nationals may be afforded a more restricted degree of access to Hughes' facilities, such level of access to be determined by Hughes in its reasonable discretion.

12.13 With respect to foreign nationals access to design and process data, Hughes will provide to a location designated by Customer two data sets: one properly marked for U.S. citizen access; and a second (more restrictive) data set properly marked for foreign nationals. Customer accepts responsibility for proper distribution of each data set in a manner that complies with all relevant United States Government laws and regulations.

12.14 Hughes represents that the access to facilities and information provided under the Contract is substantially equivalent to that generally granted to its commercial customers (excluding Hughes Communications, Inc. or any successor entity).

12.15 It is the  intention  of the Parties  that the  measures set forth in this
      Article 12 shall afford Customer sufficient visibility into the Orion 3 Satellite Program such that Customer shall, throughout the duration of the Program, be aware and informed with respect to material developments affecting Hughes' ability to deliver the Satellite and other items to be delivered according to the requirements of the Contract and on schedule to meet the delivery dates set forth in Table 3.1 above. In order to further facilitate this objective, Hughes shall advise Customer promptly by telephone and confirm in writing any event, circumstance or development that in Hughes' reasonable judgment Customer should not have become aware of via the other measures set forth in this Article 12 and that, after considering the applicability of reasonable remedial measures, materially threatens (i) the quality of the Satellite or any component part thereof, as well as any services, Contract Deliverable Data and Documentation, SCE, Ground Control Software, or (ii) any delivery dates set forth in Table 3.1 of Article 3.

ARTICLE 13. INTER-PARTY WAIVER OF LIABILITY

13.1 All operations at the Designated Launch Site pursuant to the Contract will be subject to a no-fault, no-subrogation inter-party waiver of liability under which Customer, Hughes and each other Person conducting operations at the Designated Launch Site, including the Launch Provider ("Other Users"), agrees to be responsible for any loss or liability which it sustains as a result of damage to its own property and employees, including death, while involved in operations, whether or not such damage arises through negligence of any Person. It is the intent of the Parties that this inter-party waiver of liability be construed broadly to achieve its intended objectives of clarifying and minimizing the risk of liability to third parties arising from Launch Operations. Prior to commencement of Launch Operations, Customer will provide Hughes with evidence reasonably satisfactory to Hughes that all other such Persons have agreed to such inter-party waiver of liability.

13.2 If either Party contracts or subcontracts with a third party to provide services which necessitate the contractor's or subcontractor's presence on the Designated Launch Site, then such Party will also ensure that such third party agree to a no-fault, no-subrogation inter-party waiver of liability and indemnity for damages it sustains, identical to the Parties' respective undertakings under this Article.

13.3 In the event that either Customer or Hughes fails to obtain the aforesaid inter-party waiver of liability and indemnity from their respective contractors or subcontractors, then such Party shall indemnify and hold the other Party, the Launch Provider, the Other Users of launch services and their respective contractors and subcontractors harmless from claims brought by such Party's subcontractors with respect to matters that otherwise would have been covered by the inter-party waiver of liability.

13.4 The Parties will take such further actions as may be required to implement the provisions of this Article 13, including the execution of such agreements and waivers as are customarily used with respect to operations at the Designated Launch Site and are consistent with the provisions of this Article 13.

ARTICLE 14. HUGHES' REPRESENTATIONS, WARRANTIES AND COVENANTS

14.1 Subject to the provisions of Article 34 (Limitation of Liability) and Paragraph 14.10, Hughes warrants that the Satellite delivered under the Contract shall be free from material defects in materials and/or workmanship as specified by Exhibit B (Satellite Technical Specification). This warranty shall apply to the Satellite (other than the Satellite's batteries) beginning on the date upon which the Satellite is Available for Shipment and shall run for a period of 24 months (2 years) thereafter, or until Intentional Ignition, whichever is earlier.

      With respect to batteries, this warranty shall begin upon cell activation and shall run for a period of 24 months (2 years) after such activation, or until Intentional Ignition, whichever is earlier. In the event the Satellite is placed in storage due to the fault of Hughes, the foregoing warranty periods shall be extended by the length of such storage period.

14.2 Subject to the provisions of Article 34 (Limitation of Liability), and Paragraph 14.10, Hughes warrants that the SCE delivered under the Contract shall be free from material defects in materials and/or workmanship as specified by Exhibit E (Ground Segment). With respect to the SCE, this warranty shall begin upon the date of Final Acceptance thereof and shall run for a period of 12 months (1 year) thereafter.

14.3 Subject to the provisions of Article 34 (Limitation of Liability) and Paragraph 14.10, Hughes warrants that the simulator (as described in Exhibit E) delivered under the Contract shall be free from material defects in materials and/or workmanship as specified by Exhibit E (Ground Segment). With respect to the simulator, this warranty shall begin upon the date of Final Acceptance thereof and shall run for a period of 12 months (1 year) thereafter.

14.4 In the event the Satellite is not Delivered on or before the Scheduled Delivery Date due to the fault of Hughes, the warranty periods set forth in Paragraphs 14.2 and 14.3 shall be extended one Day for each Day Delivery is delayed beyond the Scheduled Delivery Date, up to a maximum extension of twelve (12) months.

14.5 Customer shall have the right at any time during the period of the warranties set forth in Paragraphs 14.1, 14.2, and 14.3 (as the warranty periods set forth in Paragraphs 14.2 and 14.3 may be extended pursuant to Paragraph 14.4) to require that any Work not conforming in any material respect to the Exhibits to the Contract be promptly corrected or replaced (at Hughes' option and expense) with conforming Work. If Hughes fails to correct or replace such defective Work within a reasonable period after notification from Customer, Customer may then require Hughes to repay such portion of the Contract Price as is equitable under the circumstances in lieu of repairing or replacing such defective Work.

14.6 Hughes covenants that it shall assign properly qualified and experienced personnel to the Orion 3 Satellite Program contemplated by the Contract.

14.7 Hughes represents and warrants that it is either the owner of, or authorized to use and incorporate, any software or invention utilized or incorporated in the Work.

14.8  Hughes represents, warrants and covenants that:

      A. it has the requisite corporate power and authority to enter into the Contract and to carry out the transactions contemplated by the Contract; and

      B. the execution, delivery and performance of the Contract and the consummation of the transactions contemplated by the Contract have been duly authorized by the requisite corporate action of Hughes; and

      C. it has (and will have throughout the period of performance of the Contract) adequate financial resources to fulfill its obligations hereunder, including any repayment obligations upon termination; and

      D. it will, until Final Acceptance, provide Customer with Hughes Electronics Space Segment quarterly financial statements (profit and loss/balance sheet) evidencing Hughes' financial ability to perform; and

      E.    the  Contract  is  a  valid  and  binding   obligation   of  Hughes,
            enforceable in accordance with its terms.

14.9 Hughes represents and warrants to Customer that, to the best of its knowledge, it has not violated any applicable laws or regulations or any Customer policies of which Hughes has been given notice regarding the offering of unlawful inducements in connection with the Contract.

14.10 THESE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY AND THE REMEDY PROVIDED IN PARAGRAPH 14.5 IS THE SOLE REMEDY FOR FAILURE BY HUGHES TO FURNISH THE SATELLITE, SCE AND SIMULATOR FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPHS 14.1, 14.2 AND 14.4 ABOVE, RESPECTIVELY. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED.

ARTICLE 15. ORION'S REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGMENTS

      Unless specifically specified otherwise, references to Customer and ONS refer only to those entities as distinct and separate corporate entities and not to any of their subsidiaries or Affiliates. Customer and/or ONS, as the context dictates, represent and warrant to Hughes as follows:

15.1 Organization, Good Standing and Qualification. As of the Effective Date of Contract, each of Customer and ONS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Customer and ONS has all requisite power and authority to own and operate its material properties and assets and to carry on its respective business as now conducted in all material respects. Customer and ONS are each duly qualified to transact business and are in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect (as hereinafter defined). For purposes of this Article 15, the term "Material Adverse Effect" shall mean any material adverse change in (a) the legality, validity or enforceability of the Contract, or (b) the ability of Customer or ONS to perform the Contract or (c) the financial condition or operations of Customer or ONS.

15.2 Authorization. Customer and ONS each has all corporate and other requisite authority to execute, deliver, carry out and perform its obligations under the terms of the Contract and all the transactions contemplated hereunder. The Contract and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on behalf of Customer and ONS.

15.3 Capitalization and Subsidiaries. As of the Effective Date of Contract, Customer and ONS do not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity or have any subsidiaries, except those listed in Schedule
      15.3. Schedule 15.3 also includes a listing of the percentage ownership of Customer or ONS, as the case may be, in the foregoing entities.

15.4  Litigation.  As of the Effective  Date of Contract,  except as provided on
      Schedule 15.4, there are no actions, suits, or proceedings or investigations Pending, or, to the knowledge of Customer and/or ONS, threatened against either Customer or ONS which ONS is required to disclose in its filings under the Securities Exchange Act of 1934, as amended. In addition, neither Customer nor ONS currently intends to initiate such an action. For purposes of the Contract, "Pending," when used in the context of legal action, lawsuit, proceeding or investigation, shall mean an action, suit, proceeding or investigation as to which Customer or ONS shall have knowledge or received written notice.

15.5 Certain Actions. Except as set forth on Schedule 15.5 hereto, neither ORION nor ONS has, from September 30, 1996 to the Effective Date of Contract, incurred any indebtedness of Five Hundred Thousand U.S. Dollars (U.S. $500,000) or more, or sold, exchanged or otherwise disposed of any of its material assets or rights.

15.6 Title to Properties and Assets. Customer owns its material properties and assets, other than leased properties, free and clear of all liens, charges and encumbrances, except for (a) such encumbrances and liens which arise in the ordinary course of business and do not materially impair Customer's ownership or use of such property or assets, (b) liens created by the Contract and (c) liens listed on Schedule 15.6.

15.7 Financial Statements. Customer has delivered to Hughes the audited consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three (3) years in the period ended December 31, 1995, including the notes thereto, of ONS and the unaudited consolidated balance sheets at September 30, 1996 and related unaudited consolidated statements of operations and cash flows for the nine (9) months then ended of ONS (together, the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial condition, cash flow, results of operations and changes in stockholders equity of ONS and its subsidiaries for such periods. Except as disclosed in Schedule 15.7, from September 30, 1996 to the Effective Date of Contract, there has not been (a) any material adverse change to the financial condition of ONS or any of its subsidiaries, or (b) any damage, destruction or loss, whether or not covered by insurance, which has had a Material Adverse Effect. Except as disclosed in the Financial Statements or in Schedule 15.7, neither Customer nor ONS is a guarantor or indemnitor of any material indebtedness of any other person, firm or corporation. ONS, on a consolidated basis, maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

15.8 Undisclosed Liabilities. As of the Effective Date of Contract, except as set forth on Schedule 15.7 or on any other Schedule hereto, neither
      Customer nor ONS is subject to any liabilities of any nature, whether absolute, contingent or otherwise (whether or not required to be accrued or disclosed under the accounting disclosure standards applicable to such entity) which have had or can reasonably be expected to have a Material Adverse Effect, except to the extent set forth or provided in the Financial Statements. Except as set forth in Schedule 15.7 or any other Schedule hereto, all debts, liabilities and obligations incurred by such entities, after the date of the Financial Statements, were incurred in the ordinary course of business and are in amounts less than Five Hundred Thousand U.S. Dollars (U.S. $500,000).

15.9 Disclosure. As of the Effective Date of Contract, neither the Contract (including the representations and warranties of this Article 15 and the related Schedules) nor any of the written statements or certificates made or delivered in connection herewith to the extent such are listed in
      Schedule 15.9 (including the filings made by ONS under the Securities Exchange Act of 1934, as amended, which have been provided to Hughes and are listed in Schedule 15.9), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

15.10 Compliance with Other Instruments. To the knowledge of Customer and ONS, as of the Effective Date of Contract, neither Customer nor ONS is in violation or default of its respective Certificate of Incorporation or its respective By-Laws, or in material default of any instrument, judgment, order, writ, decree or oral or written contract or other agreement  to  which  it is a party  or by  which  it is  bound  or of any provision of federal, state or local statute, rule or regulation applicable to such entities as of the date hereof where such violation or default will have a Material Adverse Effect. The execution, delivery and performance of the Contract and the consummation of the transactions contemplated hereby will not (i) result in any such violation or be in conflict with the Certificate of Incorporation or the By-Laws of such entity, or (ii) be in conflict with any instrument, judgment, order, writ, decree, or (iii) be in conflict with any contract or other agreement or be an event which results in the creation of any lien, charge or encumbrance upon any material asset of any of such entities other than as provided in the Contract, where such conflict or creation would have a Material Adverse Effect.

15.11 Customer's Financial Strength. Hughes and Customer acknowledge and agree that Hughes, in entering into the Contract, is relying on the separate existence and financial strength of Customer alone and not of any Affiliate of Customer.

15.12 Other Commitments. The following representations and covenants of Customer only apply prior to Hughes' receipt of the Balloon Payment (and shall not apply to any financing entered into by Customer, ONS, or Customer's Affiliates to obtain the funding for such payment which results in the Balloon Payment being made substantially concurrently with such financing being obtained for the Balloon Payment):

      1) Customer represents and warrants that its assets do not secure the liabilities of ONS ("Parent"), Orion Atlantic, L.P. or any other person, and prior to Hughes' receipt of the Balloon Payment, will not grant such a security interest.

      2) Customer represents and warrants that, as of the Effective Date of Contract, it is not a party to any financing agreements which contain a provision that a default by any third party in such third party's obligations will be a default under any of Customer's financing agreements where enforcement of such provision is likely to have a material adverse effect on the ability of Customer to make the Balloon

            Payment or have a material adverse effect on Hughes' right, title and interest in the Work or the security interest held by Hughes therein.

      3) Customer agrees that it shall not agree to a provision in any of its financing agreements that a default by any third party in such third party's obligations will be a default under any of Customer's financing agreements unless the lender provides Hughes with an express acknowledgment of those Hughes' rights under the Contract listed in Schedule 15.12 and agrees not to contest those rights. Further, Customer will not agree to such provision if it is likely to have a material adverse effect on the ability of Customer to make the Balloon Payment or have a material adverse effect on Hughes' right, title and interest in the Work or the security interest held by Hughes therein.

15.13 ONS represents and warrants that, as of the Effective Date of Contract, to ONS' knowledge, no competing satellite vendor has any claim against Hughes based on any relationship, contract or understanding between Customer or ONS and any competing satellite vendor arising out of Hughes' entry into the Contract. Customer and ONS shall indemnify and hold Hughes harmless for any breach of the immediately foregoing representation and warranty.

15.14 Customer and ONS represent and warrant that the payments to be made to Hughes under the Contract shall be made by Customer and shall not be from funds that are held by Customer in either an express or constructive trust. Customer and ONS shall indemnify and hold Hughes harmless for any breach of these representations and warranties.

15.15 ONS shall indemnify and hold Hughes harmless against any damages that arise from the ORION 3 Satellite business contemplated by the ATP and the Contract competing with the business of International Private Satellite Partners, L.P. d/b/a ORION Atlantic, L.P.

15.16 Customer acknowledges that the Republic of Marshall Islands licenses or consents with respect to the Specified Orbital Location for the ORION 3 Satellite are held by an entity other than Customer.

15.17 Customer and ONS represent and warrant that, as of the Effective Date of Contract, Customer is not a party to a joint venture or any similar agreement with Loral Space and Communications Corporation or any of its subsidiaries (collectively "Loral").

15.18 Customer and ONS represent and warrant that Customer has been and shall be operated as an independent and separate corporate entity from ONS. As of the Effective Date of Contract, Customer and ONS shall have separate bank accounts, separate accounting records (although Customer has been and may continue as part of the ONS consolidated financial reporting group), and separate stationery, and Customer shall be responsible for its allocable portion of overhead expenses, such as rent, compensation for officers and legal counsel, etc.

15.19 THE WARRANTIES SET FORTH IN THIS ARTICLE 15 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED.

ARTICLE 16. TAXES AND DUTIES

16.1 This Paragraph 16.1 applies only to goods and services delivered by Hughes to any foreign country pursuant to the requirements of the Contract. The Contract Price excludes, and Hughes and Hughes' Affiliates and Subcontractors shall not be required to pay, any present or future non-U.S. taxes, duties, fees, levies, bonds, duties, charges, contributions, or any other such fiscal burden based on the delivery by Hughes of goods or services to Customer in any foreign country pursuant to the requirements of the Contract imposed by any jurisdiction other than the United States or the State of California, including the following:

      A. Taxes, customs, duties, or other charges levied on goods imported into or services delivered in any foreign country under the Contract; and

      B. Taxes, customs, duties, or other charges levied on materials, test equipment, tools, and documentation temporarily imported into any foreign country which are required for the performance of the Contract; and

      C. Income taxes or business taxes levied by any foreign country on goods or services delivered directly by Hughes to Customer in a foreign country; and

      D. Value added taxes or any similar taxes imposed by any foreign country on goods or services delivered directly by Hughes to Customer in a foreign country.

16.2 Hughes shall consult with Customer or its designated Consultant(s) on any taxes or duties which may be payable under Paragraph 16.1 above. In the event any of the items in 16.1 above are levied upon Hughes, or Hughes' Affiliates or Subcontractors, Hughes shall immediately notify Customer. Customer, within five (5) Business Days of receipt of such notification from Hughes, shall either have the charges waived or pay the charges directly. For those items in Paragraph 16.1 that Hughes is required by law to pay, Customer shall reimburse Hughes in an amount which leaves Hughes in the same economic position as if such payment of charges and reimbursement thereof had not been required, within thirty

      (30) days of Customer's receipt of Hughes' invoice. Hughes' reimbursement request will be accompanied by evidence of the amount and purpose of such payments, and shall include a calculation of the amount of reimbursement required under the preceding sentence.

16.3 Hughes shall be responsible for and shall pay all United States (federal and state) taxes, fees, levies, duties and other lawful charges which are levied upon Hughes or its Affiliates in connection with Hughes'
      performance of the Work under the Contract, except those levied as a result of transfer of title in the United States for an unlaunched Satellite as described in Article 32.5.

ARTICLE 17. TERMINATION AND OTHER RIGHTS

17.1  Termination for Customer's Convenience

      A. Customer may, upon written notice to Hughes, at any time terminate the Work in accordance with the terms set forth below, and Hughes shall immediately cease Work in the manner and to the extent specified. Notwithstanding the foregoing, in no event shall there be a termination under this Paragraph 17.1 after Intentional Ignition.

      B.S   Upon   receipt  of  a  notice  of   termination,   as   provided  in
            Paragraph_17.1.A above, Hughes shall take the following actions:

            (1) stop  Work  under  the  Contract  on the date and to the  extent specified in the notice of termination;

            (2) place no further orders or subcontracts for materials, services, or facilities;

            (3) terminate orders and subcontracts to the extent that they relate to the performance of the Work;

            (4) settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts for materials, services, or facilities; and

            (5) take such action as may be reasonably necessary,  or as Customer may direct, for the protection and preservation of the property related to the Contract which is in the possession of Hughes or any Subcontractor and in which Customer has or may acquire an interest.

      C. In the event of termination under this Paragraph 17.1 and provided the termination is not due to Hughes' default under Paragraph 17.2, Hughes shall be entitled to payment of an amount equal to the Termination Liability Amount as specified in Exhibit F (Payment
            Plan) less the sum of all amounts (including the ATP Payment) received by Hughes under the Contract; provided that in the event such amount is a negative number, Hughes shall refund such amount to Customer.

      D. Hughes shall submit an invoice to Customer within sixty (60) Days after the termination date, which invoice shall specify the amount due to Hughes from Customer pursuant to this Paragraph 17.1, and Hughes shall be entitled to payment by Customer of such amount within thirty (30) Days thereafter. Payment of such amount by any Financing Entity on behalf of Customer shall relieve Customer from its obligation to make such payment.

      E. The amount payable by Customer to Hughes pursuant to Paragraph 17.1.C shall constitute a total discharge of Customer's liabilities to Hughes for termination pursuant to this Paragraph 17.1.

      F. In the event of termination pursuant to this Paragraph 17.1 after Hughes' receipt of the Balloon Payment, upon payment of all amounts due hereunder, then

            (1) title to all items of Work which  would  have been  incorporated into a deliverable item under the Contract, and which are in progress before the giving of notice under Paragraph 17.1.A above, shall, subject to applicable United States Government export regulations, vest in Customer, and Hughes shall deliver all such items to Customer FOB Hughes plant, El Segundo, California (at which point Customer shall accept such items); and.

            (2) Hughes agrees to refund to Customer the  difference  between (x)
                the lesser of (i) the price of the Launch Services set forth in Paragraph 4.2 ("Launch Services Price") and (ii) the resale price of such Launch Services to a third party and (y) Hughes' additional actual costs incurred to resell such Launch Services (including unrecoverable costs charged by the Launch Provider such as: inventory carrying fees; reasonable reprogramming costs; and profit), plus a profit on such additional actual costs of twelve and one-half percent  (12.5%);  provided  that in the event  Customer has not paid in full the Launch  Services Price (taking into account any termination  liability  payment  made by  Customer)  the "resale price" in (x) above  shall be  adjusted,  for  purposes of these calculations,  by multiplying  such "resale price" by the amount
                Customer has paid for the Launch  Services  (taking into account any  termination  liability  paid by  Customer)  divided  by the
                Launch  Services  Price (for example,  if Customer has paid only
                [         ]  of the  Launch  Services  Price  [           ]  and*
                Hughes  resells the Launch  Services for [            ] then the*
                "resale  price"  for  purposes  of (x) shall be  adjusted  to be
                [                         ]   times   [         ]   divided   by*
                [          ])).  Hughes agrees to use best reasonable efforts to*
                resell the Launch Services during the eighteen (18) month period following said termination and amounts realized from such resale will be  refunded to  Customer  thirty  (30) days after  Hughes'
                receipt of such resale  payments  from the third  party.  Hughes shall use best reasonable efforts to sell the Launch Services at fair market value (at the time of such resale).

      G. If in Hughes' sole judgment it is feasible for Hughes to utilize any items of terminated Work, it shall submit to Customer an offer to acquire such items. If such offer is accepted, Hughes' termination invoice shall be credited with the agreed acquisition price. Hughes shall have no obligation to use any of the Work in any other project or for any other customer and any decision to do so shall be made at Hughes' sole discretion.

      H. This Paragraph 17.1 shall apply only to a complete termination of the Work. Customer requests for termination of only a portion of the Work shall be presented to Hughes and negotiated pursuant to Article 22 (Changes).

17.2  Termination for Hughes' Default

      A. Customer may issue a written notice of default (the "Default Notice") to Hughes if:

            (1) The Satellite has not been  Delivered and the Damages Period set forth in Article 11 (as extended in accordance with the provisions thereof) has expired and the maximum Contract Price reduction has occurred; or

            (2) Hughes commences a voluntary proceeding  concerning itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar law ("Insolvency Law"); or any involuntary proceeding commences against Hughes under an Insolvency Law and the petition has not been dismissed within ninety (90) Days after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Hughes and such custodian or receiver has not been dismissed or discharged within sixty (60) Days; or Hughes has taken action toward the winding-up, dissolution or liquidation of Hughes or its business; or Hughes has been adjudicated insolvent or bankrupt or an order for relief or other order approving a case or proceeding under an Insolvency Law has been entered; or Hughes has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due; or

            (3) Hughes has assigned or transferred  the Contract in violation of the provisions of Article 26 (Assignment or Change in Ownership or Control) and Hughes fails to cure such unauthorized assignment or transfer within thirty (30) days after receiving written notice.

      B. Customer's service of a Default Notice on Hughes shall operate to terminate the Contract forthwith with respect to the Work. In the event Customer terminates the Contract as provided in Paragraph 17.2.A, Customer shall be entitled to a refund of all payments (including the ATP Payment) previously made to Hughes under the Contract, any liquidated damages for delay levied pursuant to Article 11, and, as  damages,  direct  reasonable  re-procurement costs in excess of the Contract Price, such  re-procurement  damages to be actually  incurred and invoiced to Hughes in reasonable detail
            not to exceed [                                    ]                *


      C. Upon refund of payments in accordance with Paragraph_17.2.B above, Hughes shall be entitled to retain title to any and all Work, work-in-progress, parts or other material, together with any associated warranties, and any subcontracted items which Hughes has specifically produced or acquired or entered into in accordance with the Contract.

      D. If, after termination of the Contract under the provisions of this Paragraph 17.2, it is determined by arbitration or admitted in writing by Customer that Hughes was not in default under the provisions of this Paragraph 17.2, or that the default was excusable under Article 10 (Excusable Delays), such termination shall be considered a termination for convenience of Customer and the provisions of Paragraph 17.1 shall apply.

      E. THE RIGHTS AND REMEDIES PROVIDED TO CUSTOMER IN THIS PARAGRAPH 17.2, AND IN ARTICLE 4 (CONTRACT PRICE, PAYMENT AND ADJUSTMENT), ARTICLE 5 (SATELLITE PERFORMANCE PAYMENTS), ARTICLE 11 (LIQUIDATED DAMAGES FOR LATE DELIVERY), ARTICLE 14 (HUGHES' REPRESENTATIONS, WARRANTIES AND COVENANTS), PARAGRAPH 17.4 (TERMINATION FOR EXCUSABLE DELAY) AND
            ARTICLE 19 (PATENT INDEMNIFICATION) SHALL BE EXCLUSIVE AND IN LIEU OF ANY OTHER RIGHTS AND REMEDIES PROVIDED BY LAW OR IN EQUITY IN THE EVENT HUGHES FAILS TO MEET ITS OBLIGATIONS TO PERFORM THE WORK.

      F. Notwithstanding the other provisions of this Article, a termination for Hughes' default shall not relieve the Parties of their obligations with respect to a launched Satellite and, except for termination pursuant to Paragraph 17.2.A(1), there will be no termination for default with respect to a launched Satellite.

17.3  Termination for Customer's Default

      A. Hughes may terminate the Contract in whole without prior notice to Customer at any time after the occurrence of any of the following:

            (1) If  Customer  is in  default of any  Progress  Payment up to and including the Balloon Payment; provided, however, where Hughes failed to provide the invoice specified in Paragraph 4.7 for such payment, Hughes shall not be entitled to terminate the Contract for Customer's default in making such payment unless and until Hughes provides Customer such an invoice for such payment and fails to receive such payment within ten (10) Days after Customer's receipt (as specified in Article 24) of such invoice; or

            (2) If Hughes  gives  written  notice to  Customer of default in the payment of any Progress Payment due after the Balloon Payment when such Progress Payment shall have become due and payable and Customer fails to cure such event within thirty (30) Days after receiving such written notice; or

            (3) Customer  commences a  voluntary  proceeding  concerning  itself under any applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar law ("Insolvency Law"); or any involuntary proceeding commences against Customer under an Insolvency Law and the petition has not been dismissed within ninety (90) Days after commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of the property of Customer and such custodian or receiver has not been dismissed or discharged within sixty (60) Days; or Customer has taken action toward the winding-up, dissolution or liquidation of Customer or its business; or Customer has been adjudicated insolvent or bankrupt or an order for relief or other order approving a case or proceeding under an Insolvency Law has been entered; or Customer has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due; or

            (4) Customer has assigned or  transferred  the Contract in violation of the  provisions  of  Article  26  (Assignment  or  Change  in
                Ownership or Control) and Customer fails to cure such unauthorized assignment or transfer within thirty (30) days after receiving written notice.

      B. Upon the occurrence of an event of default under Paragraph 17.3.A(1), Hughes' sole and exclusive remedies against Customer, ONS and any Orion Affiliate (in addition to those remedies set forth in Paragraph 17.3.A(1)) shall be the following: (i) Hughes may, at its sole option, terminate its obligation to dedicate a Delta III launch rocket to the Contract without terminating the remainder of the Contract; (ii) Hughes may immediately stop Work; (iii) Hughes shall be entitled, as liquidated damages, to retain possession and title of the Work, and all items thereof, and all payments received prior to such termination until all payments due under the Contract have been received in immediately available funds; and (iv) sell the Work, or items thereof, to another Person without notice to Customer. Nothing in this subparagraph 17.3.B shall limit any rights (and associated remedies to enforce those rights) Hughes has in the Work by virtue of law or its security position as permitted in Paragraphs 4.17 and 9.3 or any rights either Party has under the existing Non-Disclosure Agreement between the Parties.

      C. Upon the occurrence of an event of default under Paragraph 17.3.A(3) above, Customer shall, upon the written request of Hughes, immediately terminate the Contract under Paragraph 17.1 above (Termination for Customer's Convenience).

      D. Upon the occurrence of an event of default under Paragraph 17.3.A above (other than under Paragraph 17.3.A(1)), Hughes' remedies (in addition to those set forth in Paragraph 17.3.A) shall be the following:

            (1) Customer   shall  pay  to  Hughes  the  amounts   specified   in
                Paragraph 17.1.C within fifteen (15) Days after notice of request to pay such amounts; and

            (2) Hughes shall have the right to  immediately  stop Work under the
                Contract; and

            (3) If  Customer  does not pay to Hughes the  amounts  specified  in
                Paragraph 17.1.C within fifteen (15) Days after receiving written notice of request to pay such amounts Hughes shall be entitled to (without any further notice to Customer):

                (i) immediately sell all the work in progress and retain the proceeds of such sale; and

                (ii) the provisions of Paragraph 17.1.F(2) shall apply with respect to the resale of the Launch Services and refund to Customer of the proceeds realized therefrom.

            (4) If  Customer  pays the amounts  specified  in  Paragraph  17.1.C within fifteen (15) days after receiving written notice of request to pay such amounts, then

                (i) title to all items of Work which would have been incorporated into a deliverable item under the Contract, shall, subject to applicable United States Government export regulations, vest in Customer, and Hughes shall deliver all such items to Customer FOB Hughes plant, El Segundo, California (who shall accept such items); and

                (ii) the provisions of Paragraph 17.1.F(2), shall apply with respect to resale of the Launch Services and refund to Customer of the proceeds realized therefrom.

      E. Except as specified in this Paragraph 17.3, or Paragraphs 4.6, 4.8, 4.9, 4.14, 4.16, 4.19 or 32.4, Hughes shall not have the right to terminate or suspend the Contract.

17.4 Should Customer become a debtor in any bankruptcy proceeding, Customer shall move to assume or reject the Contract within forty-five (45) days after the entry of an order for relief.

17.5  Customer may, upon written notice to Hughes,  terminate immediately all of the Contract if the aggregate of Excusable  Delays (except those Excusable
      Delays  caused by  Customer's  failure to perform  its  obligations  under
      Article 29) exceeds  twelve (12)  months.  If Customer so  terminates  the
      Contract,  Hughes shall refund to Customer all amounts  (including amounts paid under the ATP) paid to Hughes  pursuant to the Contract less a profit of twelve and one half percent (12.5%) on such amounts, provided, however,
      such   profit   shall   not   exceed   [                                 ]*
      [                    ]                                                    *


17.6 Hughes shall use reasonable efforts to place Subcontracts on terms that will enable Hughes to terminate in a manner consistent with this Article 17.

17.7 Because time is of the essence in the Contract, any disputes between the Parties under Article 17 will be decided by an expedited arbitration procedure.

ARTICLE 18. DATA AND SOFTWARE

18.1  Use of Contract Deliverable Data and Documentation

      Subject to the provisions of Article 21 (Proprietary Information), Customer and its Consultants shall have a nonexclusive, non-transferable, worldwide, royalty-free, fully paid-up right to use and maintain, for the actual physical operational lifetime of the Satellite, the Contract Deliverable Data and Documentation for the Orion 3 Satellite Program solely for purposes of maintaining and operating the Satellite and delivered Satellite Control Equipment and Ground Control Software.

18.2  Use of Copyrights

      Notwithstanding any other provision hereof, the ownership and title to copyrights in Contract Deliverable Data and Documentation shall remain in Hughes or its licensor(s). Hughes grants to Customer a fully paid-up, royalty-free, nonexclusive right under Hughes' copyrights for the actual physical operational lifetime of the Satellite to make copies of the Contract Deliverable Data and Documentation solely for use in connection with the maintenance and operation of the Satellite and delivered Satellite Control Equipment and Ground Control Software. On all documentation that is copyrighted, Customer shall apply the appropriate copyright notice to all copies made thereof. All rights to documentation not owned by Hughes are limited by the extent of Hughes' rights and interests therein.

18.3  Software Rights in Ground Control Software

      Hughes grants to Customer a non-exclusive, non-transferable license and worldwide, royalty-free, fully paid-up right for the actual physical operational lifetime of the Satellite (i) to use and maintain the Ground Control Software, only for the purpose of controlling the Satellite, provided however that Customer may, upon notification to Hughes, transfer the Ground Control Software to another location for the purpose of controlling the Satellite and (ii) to reproduce the Ground Control Software, for the purposes of safekeeping (archives) or backup, provided all copyright notices and proprietary markings are reproduced.

      Except for those rights in the Ground Control Software specifically granted in the Contract, no rights in the Ground Control Software are granted to Customer. The Ground Control Software in source code form and the documentation are a trade secret of Hughes. Customer agrees to preserve such Ground Control Software in confidence and shall not disclose such Ground Control Software to any third parties. This provision does not limit the right of Customer to use Ground Control Software, or information therein, which Customer may already have or obtains without restriction. Third parties do not include those contractors and Consultants who have Customer's permission and who have agreed to use the Ground Control Software only in accordance with these restrictions. Customer agrees to take all reasonable steps to safeguard from theft, loss and negligent disclosure to others all Ground Control Software delivered hereunder. Customer shall take appropriate action by instruction or agreement with its employees and Consultants who are permitted access to the Ground Control Software advising such employees and Consultants of Customer's obligations hereunder. The foregoing obligations shall survive termination or expiration of the Contract.

18.4 Vendor Software shall be provided to Customer in accordance with the particular Vendor's usual software license agreement, which agreement(s) will be provided to Customer upon installation of said software. Customer agrees to use Vendor Software only in accordance with the provisions of such software license agreements.

18.5 Inthe event of any termination of the Work under the Contract, subject to any rights granted elsewhere in the Contract to the contrary, any data rights specified in this Article in and to such Work shall revert to Hughes and Customer shall have no further rights with respect to such Work.

ARTICLE 19. PATENT INDEMNIFICATION

19.1 In lieu of any other warranty by Customer or Hughes against infringement of intellectual property rights, express or implied, it is agreed that Hughes will indemnify and defend (including by way of settlement), at its expense, any suit against Customer based on a claim that Customer's use of the Satellite, Satellite Control Equipment, Ground Control Software, Contract Deliverable Data or Documentation furnished under the Contract infringes an intellectual property right in the country of delivery or the United States, unless such infringement occurred solely as a result of Customer's provision of designs, specifications or instructions to Hughes, and provided Hughes is promptly notified in writing of such claim and given authority, information and assistance by Customer, at Hughes' expense, for the defense or settlement thereof. Hughes agrees to pay damages and costs awarded against Customer in any suit defended by Hughes pursuant to the Contract.

      Nothing in the Contract shall be construed as requiring Hughes to defend a suit or pay damages or costs if either (i) the infringement claim or judgment is based upon the use of any goods and services furnished in combination with other goods and services not provided by Hughes or approved for use by Hughes, if the infringement would not have occurred but for such combined use; (ii) the infringement claim is based on the goods and services being used in other than their specified operating environment; or (iii) the infringement claim is based on Customer's modification of the Satellite, Satellite Control Equipment, Ground Control Software, Contract Deliverable Data or Documentation.

      If the use of the Satellite(s), Satellite Control Equipment, Ground Control Software, Contract Deliverable Data or Documentation is enjoined in such suit, Hughes shall, at its option, either procure for Customer the right to use the Satellite(s), Satellite Control Equipment, Ground Control Software, Contract Deliverable Data or Documentation, as the case may be, or substitute an equivalent product reasonably acceptable to Customer or modify the same to render them noninfringing. If Hughes determines that none of these alternatives are reasonably available or feasible, Hughes shall meet with Customer to address the matter and reach an equitable solution reasonably acceptable to Customer.

      If the infringement results solely from Customer's provision of designs, specifications or instructions to Hughes, Customer will indemnify and defend (including by way of settlement), at its expense, any such suit against Hughes, provided Customer is promptly notified in writing of the claim of infringement and given authority, information and assistance by Hughes, at Customer's expense, for the defense or settlement thereof.

19.2 Each Party's total liability for the cost of any such defense and any subsequent award of damages and costs under this Article 19 shall not exceed Ten Million Dollars (U.S. $10,000,000). The existence of one or more claims or lawsuits shall not extend this amount under patent covering combination of items furnished hereunder with other devices or elements.

19.3 In no event shall Hughes be liable for any lost revenues, lost profits, or other indirect, incidental, special or consequential damages suffered by Customer (as contrasted with damages suffered by any third party claiming infringement of its intellectual property rights under this Article 19 for which Customer may become liable) as a result of a claim or suit under this Article 19.

19.4 The foregoing constitutes the Parties' entire obligation with respect to claims for infringement.

ARTICLE 20. RIGHTS IN INVENTIONS

20.1


      A. As used in the Contract, "Program Invention" shall mean any invention, discovery or improvement conceived of and first reduced to practice in the performance of the Work under the Contract. Information relating to Program Inventions shall be treated as proprietary information in accordance with the provisions of the Contract. Rights to inventions conceived solely by Hughes or its employees shall vest completely with Hughes.

      B. Hughes shall be the owner of all Program Inventions invented solely by Hughes. Hughes grants Customer a fully paid-up, royalty-free, nonexclusive license for the actual physical operational lifetime of the Satellite in Program Inventions to use Program Inventions solely for the purposes of maintenance and operation of the Satellite and any other item delivered that contains Program Inventions.

      C. The following shall apply to joint Program Inventions: that is, inventions conceived jointly by one or more employees of both Parties hereto:

            (1) each Party shall have an equal,  undivided  one-half interest in and to such joint Program Inventions, as well as in and to patent applications and patents thereon in all countries.

            (2) Hughes  shall have the first  right of  election  to file patent applications in any country, and Customer shall have a second right of election. Each Party in turn shall make its election at the earliest practicable time, and shall notify the other Party of its decision.

            (3) The  expenses  for  preparing,  filing and  securing  each joint
                Program Invention patent application, and for issuance of the respective patent shall be borne by the Party which prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Program Invention application for patent is filed by either Party in a country which requires the payment of taxes, annuities, maintenance fees or other charges on a pending application or on an issued patent, the Party which files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees or other charges. If within sixty (60) Days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees or other charges, or if either Party subsequently fails to continue such payments within sixty (60) Days of demand, it shall forthwith relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the Invention disclosed therein, subject, however, to retention of a irrevocable, fully paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease and sell apparatus and/or methods under said application and patent.

      D. Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees and other charges on such pending application or patent, have the right to grant non-exclusive licenses thereunder and to retain any consideration that it may receive therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the other Party thereunder during the term of any such license.

20.2 No sale or lease hereunder shall convey any license by implication, estoppel or otherwise, under any proprietary or patent rights of Hughes, to practice any process with such product or part, or, for the combination of such product or part with any other product or part.

ARTICLE 21. PROPRIETARY INFORMATION

21.1 Under the Contract, Hughes (and its Affiliates) and Customer may disclose to each other such of their respective information, some of which may be Proprietary Information as defined below, as the disclosing Party in its sole discretion believes will be essential to the objectives of the Contract and which it has a right to disclose. Any information required by the Contract to be set forth in Contract Deliverable Data or Documentation shall be deemed essential to the objectives of the Contract.

21.2 "Proprietary Information" means information which a Party deems proprietary to it. Each Party shall hold in confidence and withhold from third parties any and all Proprietary Information received under the
      Contract and shall use such Proprietary Information only as set forth in the Contract and for no other purpose unless the disclosing Party shall otherwise agree in writing. Each Party shall take reasonable and appropriate measures to safeguard any Proprietary Information received under the Contract from theft, loss or disclosure to others, and to limit access to Proprietary Information to those officers, directors and employees within the receiving Party's organization who reasonably require access in order to accomplish the aforesaid purposes. Proprietary Information shall be in written or other permanent form and be prominently identified as proprietary using an appropriate legend, marking stamp or other clear and conspicuous written identification which unambiguously indicates the information being provided is the originating Party's Proprietary Information. Any such information in other than written or other permanent form when disclosed shall be considered Proprietary Information hereunder, but only to the extent identified as the originating Party's Proprietary Information at the time of original disclosure and thereafter summarized in written form which clearly and conspicuously identifies the Proprietary Information. Such summary shall be transmitted by the originating Party to the receiving Party within thirty (30) Days of the nonwritten disclosure.

21.3 The receiving Party shall not be liable for use or disclosure of any such Proprietary Information if it can establish that the same:

      A. Is or becomes a part of the public knowledge or literature without breach of the Contract by the receiving Party; or

      B. Is known to the receiving Party without restriction as to further disclosure when received; or

      C. Is independently developed by the receiving Party as demonstrated by written records; or

      D. Becomes known to the receiving Party from a third party who had a lawful right to disclose it and without breach of the Contract.

      Specific Proprietary Information shall not be deemed to be available to the public or in the possession of the receiving Party merely because it is embraced by more general information so available or in the receiving Party's possession.

21.4 Should the receiving Party be faced with judicial or administrative governmental action to disclose Proprietary Information received hereunder, said receiving Party shall forthwith notify the originating Party in sufficient time to permit the disclosing Party to intervene in response to such action.

21.5 The receiving Party agrees promptly to notify the disclosing Party of the loss or unauthorized use or disclosure of any Proprietary Information, and upon request of the originating Party, the receiving Party shall surrender any part or all of the Proprietary Information to the originating Party.

21.6 The individuals identified in Article 24 (Notices) are designated as the point for receiving Proprietary Information exchanged between the Parties pursuant to the Contract.

21.7 Hughes shall have its Subcontractors agree in writing to be bound to protect Customer's Proprietary Information on the same conditions as set forth herein.

21.8 Customer shall have its Consultants agree in writing to be bound to protect Hughes Proprietary Information on the same conditions as set forth herein.

21.9 Upon termination of the Contract for any reason, the Parties shall cease use of all Proprietary Information furnished by the other Party and shall, at the direction of the furnishing Party, return to or destroy all such Proprietary Information, together with all copies made thereof. Upon request, the receiving Party shall send the other Party a destruction certificate.

21.10 Customer and Parent acknowledge that Hughes would be irreparably harmed if any competitor of Hughes as determined by Hughes in its reasonable discretion were to acquire access to any of the intellectual property, Proprietary Information or other technology, data or inventions covered under the Contract (collectively, the "Intellectual Property"), regardless of whether such competitor has an ownership interest in Customer or ONS. Accordingly, Customer and ONS agree that no competitor of Hughes shall be given access to any of the Intellectual Property and that should such a competitor obtain control of Customer or otherwise be an assignee or transferee of Customer with regard to the Contract, Hughes may take any and all reasonable steps to safeguard and protect its Intellectual Property. Notwithstanding any provisions of the Contract requiring arbitration, the foregoing agreement may be enforced by Hughes by the entry of injunctive relief, in addition to all other remedies available to Hughes under the Contract, applicable law or otherwise. The provisions of this Paragraph 21.10 shall apply mutually to the Intellectual Property of Customer and ONS

21.11 Notwithstanding any provision of this Contract, the Parties agree that the existing Non-Disclosure Agreement between the Parties shall remain in full force and effect according to its terms.

ARTICLE 22. CHANGES

22.1 Any changes requested by Hughes during the performance of the Contract, within the general scope of the Contract, which will add or delete Work, affect the design of the Satellite, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of the Contract, shall be submitted in writing to Customer sixty (60) Days prior to the proposed date of the change. If such Hughes requested change causes an increase or decrease in the total price or other terms of the Contract, Hughes shall submit a proposal to Customer.

22.2 Customer shall notify Hughes in writing, within thirty (30) Days after receipt of the requested change proposal, whether or not Customer agrees with and accepts such change and the price/schedule impact thereof. If Customer agrees with and accepts Hughes' requested change, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting the change proposal shall be issued in accordance with Paragraph 35.5. If Customer does not agree with Hughes' requested change, the Parties shall attempt to reach agreement on such change. In the event the Parties are unable to reach agreement on such change or price adjustment, if any, or both, Hughes shall proceed with the performance of the Contract, as unchanged.

22.3 Customer may submit to Hughes any changes requested by Customer during the performance of the Contract, within the general scope of the Contract, which will add or delete Work, affect the design of the Satellite, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of the Contract. Hughes shall respond to such request in writing to Customer within thirty (30) Days after such request. Hughes shall submit to Customer, at the time the response to the requested change is submitted, the details of the impact of such change. Customer shall notify Hughes in writing, within thirty (30) Days after receipt of Hughes' response, whether or not Customer agrees with and accepts Hughes' response. If Customer agrees with and accepts Hughes' response, Hughes shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change shall be incorporated into the Contract in accordance with Paragraph 35.5. If the Parties cannot agree on a reasonable price or revised Delivery Schedule or performance specification(s) and Customer still desires the requested changes, Customer shall request Hughes to proceed with the changes and Customer will pay the offered price and accept the revised Delivery Schedule or performance specifications pending any decision to the contrary under
      Article 30 (Applicable Law and Dispute Resolution). Hughes will proceed with the Work and Customer may dispute the reasonableness of the price or revised Delivery Schedule or performance specification(s) under Article 30 (Applicable Law and Dispute Resolution).

ARTICLE 23. PUBLICITY

23.1 From and after the Effective Date of Contract and until the date of Intentional Ignition, other than disclosures required by law, rule, regulation or requirements of NASDAQ, the NYSE or any other national securities exchange, any publicity, news releases, articles, brochures, advertisements, prepared speeches and other information releases regarding the specific financial details of the Contract or proprietary information regarding the Work performed or to be performed hereunder shall be mutually agreed upon in writing by Hughes and Customer within a reasonable time prior to the release of such information (such agreement not to be unreasonably withheld or delayed by either Party). This Paragraph 23.2 shall not apply to internal publications or releases not intended for the public at large.

ARTICLE 24. NOTICES

Any notices or requests or receipts required or desired to be given or made hereunder shall be in writing and shall be effective if delivered by hand to an officer of the recipient Party or sent by registered air mail or by facsimile transmission or by express courier with a reliable system for tracking and received by the recipient Party, at the address indicated below:

       A.  In respect of Customer, to:

           Orion Asia Pacific Corporation
           2440 Research Boulevard
           Rockville, Maryland  20850
           Telephone:   (301) 258-8101
           Facsimile:   (301) 258-3300
           Attention:   Richard H. Shay, Esq., Vice President of Corporate
                        and Legal Affairs
                        Dr. Denis Curtin, Senior Vice President, Engineering and Satellite Operations of Orion Satellite Corporation

       B.  In respect of Hughes, to:

           Hughes Space and Communications International, Inc.
           Bldg. S41, M/S A374
           Post Office Box 92919, Airport Station
           Los Angeles, California 90009
           Telephone:   (310) 364-9477
           Facsimile:   (310) 364-9644
           Attention:   Manager, Contracts

       Any notice or request shall be deemed to have been served if delivered by hand, when delivered, if sent by registered airmail, upon receipt, if sent by facsimile transmission, upon receipt if confirmed by telephone or otherwise by the specific addressee (or any officer of the receiving Party) with a copy sent by another means authorized by this Article 24, and if by express courier, upon receipt. Either Party may change its address for notices by notice to the other Party in accordance with this Article.

ARTICLE 25. INTEGRATION

The Contract, together with the Annex and Exhibits, contains the entire agreement between the Parties relating to the subject matter hereof. All prior understandings, representations and warranties (including those contained in sales, promotional and/or marketing materials) by and between the Parties, written or oral, which may be related to the subject matter hereof in any way, are superseded by the Contract.

ARTICLE 26. ASSIGNMENT OR CHANGE IN OWNERSHIP OR CONTROL


26.1 Neither Party shall assign or transfer the Contract or any of its rights, duties or obligations hereunder to any person or entity, in whole or in part, without the prior written consent of the other Party (which approval shall not be unreasonably withheld or unduly delayed). However, either Party may assign or transfer any of its rights, duties or obligations under the Contract, either in whole or in part, to its parent company or a subsidiary in which the assigning Party has a controlling interest, provided always that the assigning Party shall remain secondarily liable with respect to performance of all duties and obligations set forth in the Contract, including compliance with all applicable laws and regulations.

26.2 Notwithstanding Paragraph 26.1, either Party may assign the Contract or any rights, duties or obligations hereunder to any person or entity acquiring all or substantially all the assets of that Party (through merger or stock or asset acquisition) provided that:

      A.    Its  successor  or  assignee   possesses  the  financial  and  other
            resources to fulfill that Party's  obligations  under the  Contract;
            and

      B. Any such assignment or transfer shall not jeopardize the other Party's data rights or violate laws related to export or technology transfer.

      The assigning Party shall reimburse the other Party for all reasonable expenses incurred by the other Party (and invoiced in reasonable detail) in obtaining advice from its external financial and legal advisors relating to the assigning Party's proposed assignment or transfer.

26.3 Any assignment or transfer of the Contract by either Party or any direct or indirect change in control of Customer or Hughes shall be subject to Paragraph 21.10 relating to proprietary information.

26.4 The Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

ARTICLE 27. SEVERABILITY

In the event any one or more of the provisions of the Contract shall, for any reason, be held to be invalid or unenforceable, the remaining provisions of the Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

ARTICLE 28. CORRECTIVE MEASURES IN UNLAUNCHED SATELLITES

28.1 Notwithstanding Paragraph 28.4 and without limiting the obligations of Hughes under other provisions of the Contract, if the data available from an HS 601 HP or HS 601 satellite model shows that there is a material deficiency in the design or manufacture of such satellite model that, in the opinion of Hughes, could adversely affect one or both of such satellite models, Hughes shall notify Customer of any such material deficiency coming to Hughes' attention and shall, promptly upon written request of Customer, take appropriate corrective measures to the Work, at Hughes' own expense, with respect to the Satellite so as to eliminate from the Satellite all the material deficiencies discovered in the Satellite's model.

28.2 If there is a mutually agreed-to change in the natural environment to which the Satellite will be subjected in orbit, Hughes shall take corrective measures as Hughes deems appropriate in consultation with Customer.

28.3 If Hughes, in accordance with this Article_28, replaces any equipment or any part which was determined to be deficient, such deficient equipment or part shall remain or become the property of Hughes.

28.4 Nothing in this Article 28 requires Hughes to disclose in-orbit data from satellites owned by others.

ARTICLE 29. CUSTOMER'S RESPONSIBILITIES

29.1 The responsibilities of Customer, which will be discharged at no cost to Hughes or Hughes' Affiliates or Subcontractors, are as set forth in Exhibit A (Statement of Work) and below.

      A. Customer will provide Beneficial Access to Hughes and its Affiliates and Subcontractors at each Satellite Control Facility, on a timely basis, as necessary to permit Hughes to (i) deliver the SCE as soon as it is Available for Shipment and (ii) perform its obligations under the Contract with respect to the SCE.

      B. In addition to, and without limiting the generality of, the foregoing, Customer will be responsible for the following:

            (1) Providing all civil works utilities and  environmental  controls associated with any Satellite Control Facility; and

            (2) In the event  Customer  exercises the [                ]  option*
                described in Paragraph 33.1.C,  ensuring that the Ground Control
                Facility   located  in  Rockville,   Maryland  has   [         ]*
                Software; and

            (3) Furnishing    two   (2)   [                                    ]*
                [                  ] units; and                                 *

            (4) Furnishing all governmental  approvals and licenses necessary to
                send [                                                         ]*
                [          ]; and                                               *

            (5) Obtaining  Launch  Insurance  prior  to  Intentional   Ignition.
                Customer shall provide Hughes a certificate of such insurance coverage at Hughes' request.

      C. Customer shall provide written notification to Hughes as early as practicable as to the identity/nationality of its employees and Consultant(s) and subsequent changes, if any. It is recognized that certain United States Government approvals may be required before such employees and Consultant(s) have access to Work pursuant to the provisions of Article 12 (Access to Work-in-Progress and Data), and that the processing time for obtaining such approvals could take a few months.

      D. Customer is responsible for obtaining the necessary Specified Orbital Location, frequency spectrum and other approvals and licenses to operate the ORION 3 Satellite Program. Customer agrees to indemnify Hughes for, and hold Hughes harmless against, any loss, damage, liability or expense (including attorney's fees and other expenses of investigating or defending claims) resulting from any claims made by any party as a result of the Customer's failure to perform its responsibilities under this Paragraph 29.1.D.

29.2 If the Customer-furnished items and/or responsibilities are not available at the time scheduled or not suitable for the intended purpose, in lieu of actual damages, Customer shall pay to Hughes all expenses directly resulting from such delay, such expenses actually and reasonably incurred (and invoiced to Customer in reasonable detail) plus a profit of twelve and one half percent (12.5%) on such costs and any affected Scheduled Delivery Date for the Work shall be extended to permit Hughes adequate time to perform its obligations under the Contract.

ARTICLE 30. APPLICABLE LAW AND DISPUTE RESOLUTION

30.1 The Contract and any performance or non-performance related thereto shall be interpreted and construed, governed and enforced under the laws of the State of New York, U.S.A., without giving effect to its conflict of laws principles. The UN Convention on the International Sale of Goods shall not be applicable.

30.2 If, during the course of performance or non-performance hereunder, a dispute arises between Customer and Hughes as to the rights or obligations of either Party under the Contract (or resulting from an alleged breach of the Contract), either Party may give written notice of its objections and the reasons therefor and may recommend corrective action. Hughes' Program Manager shall consult with Customer's Program Manager in an effort to reach a mutual agreement to overcome such objections. In the event mutual agreement cannot be reached, the respective positions of the Parties shall be forwarded to the representatives of each Party at the Senior Executive Level, for discussion, and such persons shall attempt to reach mutual agreement.

30.3 If the Parties are unable to resolve the dispute through such mediation and conciliation, or if neither Party desires to pursue mediation and conciliation, such dispute may be referred on the application of either Party for final determination to an arbitration tribunal convened in accordance with the Commercial Arbitration Rules of the American Arbitration Association, which arbitration shall be conducted by three arbitrators in the English language. Each Party shall appoint one (1) arbitrator and the third shall be appointed by the two (2) arbitrators so previously appointed.

30.4 The place of arbitration shall be in New York, New York, U.S.A., and all matters in dispute shall be determined in accordance with the applicable law specified in Paragraph 30.1.

30.5 The following time limits shall be observed in respect of any arbitration held pursuant to this Article:

            (1) each Party shall appoint its arbitrator  within ten (10) days of receipt of a demand for arbitration;

            (2) the  two  (2)  appointed   arbitrators  shall  appoint  a  third
                arbitrator within a further twenty (20) days from the time stipulated in Article 15.2(f)(1) (unless the two (2) arbitrators agree to an extension not to exceed an additional (20) days); and

            (3) any decision by the arbitrators referred to shall be made within six (6) months from the date on which a Party demands arbitration or within such extended period as the arbitrators may unanimously allow.

30.6 Except as specifically set forth in this Article 30, the election of either Party to proceed with arbitration under this Article 30 shall not change the rights or obligations of each Party as otherwise stated under this Contract.

30.7 The arbitral tribunal shall award prejudgment interest on any amount that the tribunal determines is owing from one Party to the other, such interest to be calculated at an annual rate equal to the Chase Manhattan Prime Rate then in effect for each day from forty-five (45) days following the date of loss or from the date of the filing for arbitration, whichever is the earlier, unless the date full payment is made.

30.8 The award rendered by the arbitration tribunal shall be binding on both Parties and shall be enforceable by any court of competent jurisdiction. The cost of arbitration, including the fees and expenses of the arbitrators, will be shared equally by the Parties, unless the award otherwise provides. Each Party shall bear the cost of preparing and presenting its own case, until the award otherwise provides.

30.9 Notwithstanding anything else contained herein, the Parties agree that (i) it is to their mutual advantage to resolve any such dispute in a timely manner, (ii) the arbitral hearing shall be commenced promptly and conducted expeditiously and (iii) with respect to any dispute regarding the Satellite or Launch Services, payment or nonpayment by Customer or Hughes' remedies upon a default or termination, time is of the essence in the resolution of such dispute.

30.10 Any arbitration proceeding held pursuant to this Article 30 shall be governed exclusively by the United States Arbitration Act, 9 U.S.C.
      Section 1, et seq.

ARTICLE 31. PERFORMANCE COMMENCEMENT DATE

Pursuant to the ATP and the  payment by Customer to Hughes on December  16, 1996
of the sum of [                                          ]  (receipt of which is*
hereby  acknowledged  by Hughes),  Hughes  commenced  performance of the Work as defined in the ATP on December 16, 1996.

Hughes shall commence performance of the Work under this Contract, and the Performance Commencement Date (PCD) in respect of the Work under this Contract shall be deemed to be December 16, 1996, provided both of the following events have occurred:

          A.  The Contract is duly signed by both Parties; and

          B. Hughes is in receipt of the Sum of Eight Million U.S. Dollars (U.S. $8,000,000) no later than close of business January 16, 1997.

ARTICLE 32. STORAGE

32.1 Upon six (6) months prior written notification by Customer that it desires to place a Satellite and related equipment into storage after such Satellite is Available for Shipment, Hughes shall:

      A. Within forty-five (45) Days thereafter submit a price proposal to Customer outlining a plan for storage in the Continental United States, including transportation, periodic Satellite testing and maintenance of batteries; and

      B.    Specify  to  Customer  the  storage   arrangements   that  would  be
            acceptable to Hughes, including Hughes' storage terms.

      Upon agreement between Customer and Hughes as to Hughes' proposal, the Satellite and related equipment shall be delivered by Hughes to the agreed storage site, and the Contract shall be amended pursuant to Paragraph 22.3 and Paragraph 35.5.

32.2 In the event Customer gives Hughes less than six (6) months prior written notice of its desire to place the Satellite in storage, Customer shall be obligated to reimburse Hughes for any nonrefundable deposits or reasonable expenses actually incurred by Hughes (and invoiced to Customer in reasonable detail) (i) in order to arrange for transportation of the Satellite to the Designated Launch Site or (ii) to prepare the Satellite for Launch at the Designated Launch Site.

32.3 Six (6) months prior to the Scheduled Launch Date for a stored Satellite, Customer shall, by notice in writing, order Hughes to remove the Satellite from storage and deliver the Satellite in orbit subject to the availability of a Launch Vehicle. The cost of shipping of the Satellite and related equipment from the storage facility to the Designated Launch Site shall be borne by Customer to the extent such cost plus the cost of shipping the Satellite and related equipment from Hughes' plant to the Designated

      Launch Site exceed the cost of shipping the Satellite and related equipment from Hughes' plant to the Designated Launch Site, in addition to any charges which become the obligation of Customer per the provisions of
      Article 6 (Launch Vehicle Delays).

32.4 If a Satellite is Available for Shipment but (i) the Designated Launch Site is not available or ready to receive shipment of the Satellite for whatever reasons (e.g., Beneficial Access to the Designated Launch Site has not been provided) and (ii) Customer has not provided for the Satellite to be delivered into storage in accordance with the provisions of this Article, Hughes, at its option, may deliver the Satellite and related equipment into storage either at Hughes' own facilities or at the facilities of a third party. The costs of storage, transportation, periodic Satellite testing and maintenance of batteries as well as all other reasonable costs associated with such storage shall be borne by Customer.

32.5 If a Satellite is ordered to be launched later than six (6) months following its Available for Shipment date for reasons not the fault of Hughes or any Affiliate or Subcontractor of Hughes, it is agreed that such Satellite shall, upon Hughes' request, be returned at Customer's expense, to Hughes' facility for inspection and refurbishment. The cost of such inspection, including any shipping, handling or storage costs, plus a twelve and one-half percent (12.5%) profit thereon, shall be borne by Customer. Any refurbishment undertaken by Hughes to meet the requirements of Article 14 (Warranty), as applicable, shall be at Hughes' expense, provided that, in the event Customer contracts with a third party to store the Satellite, Customer has caused the Satellite to be maintained in a storage environment suitable for prevention of deterioration, and further provided that said Satellite has not been damaged while in storage or in transit. In the event Customer contracts with a third party to store the Satellite, if such Satellite has not been properly maintained or has been damaged in storage or in transit, the cost of repair of such disrepair or damage and all transportation and related costs, plus a twelve and one half percent (12.5%) profit, shall be borne and paid for by Customer. Hughes may elect to perform inspection and refurbishment at the Designated Launch Site. If a warranty period as stated in Article 14 (Warranty) has expired, then replacement or refurbishment of the Satellite shall be paid for by Customer.

32.6 If a Satellite has not been launched within five (5) years after its Available for Shipment date and Hughes is otherwise not in default, then

            (1) Subject to (4) below,  Hughes  shall be  entitled to receive all payments which are due and owing, and Hughes shall be entitled to retain without obligation all payments previously made.

            (2) Subject  to (4) below,  neither  Party  shall  have any  further obligations to the other Party under the Contract, provided that Customer has met its obligations under the Contract, and Customer shall have title to the Satellite.

            (3) Customer  shall be  responsible  for and shall pay all sales tax associated with the transfer of title to the Satellite. Disposition of the Satellite shall be at the option of Customer with the costs of such disposition to be borne by Customer subject to Article 7 (Permits and Licenses: Government Approvals). Hughes shall have no liability in the event an export license is not issued for the benefit of Customer.

            (4) With respect to Launch Services, Customer shall notify Hughes in writing whether it desires to retain the Launch Services or whether it desires for Hughes to resell the Launch Services in accordance with Paragraph 17.1.F, such notice to be provided to Hughes within eighteen (18) months after the initial Launch Date. If Customer desires to launch the Satellite within such eighteen (18) month period, then Hughes shall use best reasonable efforts to arrange with the Launch Provider to provide Launch Services within such eighteen (18) month period and Customer shall be obligated to pay launch delay expenses as specified in, and in accordance with, Article 6.

32.7 Notwithstanding anything to the contrary contained herein, in the event Customer, due to the fault of Hughes, any of its Subcontractors (except the Launch Provider) or any of its Affiliates, elects to have the Satellite placed in storage, then the costs of such storage, shipment of the Satellite and related equipment from the storage facility to the Designated Launch Site, periodic Satellite testing, maintenance of the batteries, inspection and refurbishment of the Satellite shall be borne by Hughes.

ARTICLE 33. OPTIONS

33.1 Hughes hereby grants to Customer the options set forth below to be exercised at Customer's sole discretion in accordance with the terms specified for each option.

      A.    Transponder Specifications

            Customer  may  make  minor  modifications  to the  Transponder  beam connectivities,  frequencies  and beam coverages up to and including
            [                ]. Customer may define final antenna contours up to*
            and including [            ].                                       *

      B.    Korean Backup TT&C Capability

            Hughes will provide,  at Customer's  request, a backup TT&C facility at a location specified by Customer in the Republic of Korea. Hughes will provide to Customer a proposal for such facility by January 31,
            1997.  The  proposal  will  provide  a  description  of  a  facility
            essentially  similar  to the  TT&C  facility  at the  [         ] in*
            [                ].  The  proposal  will  include [                ]*
            [              ]  equipment  along  with all  required  software.  A*
            communications  network  will also be supplied to connect the Korean station to the primary Satellite Control Facility.  Such items shall be delivered Customer  Insurance Freight (CIF), Seoul  International
            Airport,  Republic of Korea (Incoterms 1990). The proposal will also include other  equipment as requested by Customer to be delivered at a location to be  specified  by  Customer.  The  proposal  will also include pricing by functional capability,  and the total price shall
            not exceed [                                                       ]*
            [         ]   Customer must exercise this option no later than [   ]*
            [      ] to ensure the Korean  TT&C  facilities  operational  at the*
            time of Final Acceptance of the Satellite.

      C.    TT&C [     ] Software                                               *

            By January 31,  1997,  Hughes will provide to Customer a proposal to replace the  baseline,  legacy TT&C  software  system to be provided
            under the  Contract  with a [                ]-based  TT&C  software*
            system for the HS 601 HP series of satellites  (the "[   ] HS 601 HP*
            TT&C Software") now under  development at Hughes.  The proposal will
            be  based  upon  the  assumption   that  Customer  will  install  at
            Customer's  Rockville site a [                ]  based TT&C software*
            system for Customer's  existing Matra Marconi Space (MMS)  satellite
            (the  "[ ]  TT&C  Software")  under  separate  contract  with  [   ]*
            [         ].   The  proposal  will  include  pricing  and  technical*
            specifications  for  the  following  three  options:  (i)  upgrading
            Customer's  [ ] TT&C  Software with those modules of [   ] HS 601 HP*
            TT&C   Software   necessary  for  operation  of  the  Satellite  and
            installing such upgraded software at Customer's  Rockville and Mount
            Jackson  sites,  (ii)  upgrading  Customer's  [ ] TT&C Software with*
            those  modules  of  [   ]  HS 601 HP  TT&C  Software  necessary  for*
            operation of the Satellite and installing such upgraded  software at
            the [   ] site in  [       ]  (or other site  specified by Customer)*
            and, if approved by Customer,  a site in the Republic of Korea,  and
            (iii)  providing and installing the [   ] HS 601 HP TT&C Software at*
            the [   ] site in  [       ]  (or other site  specified by Customer)*
            and, if approved by Customer,  a site in the Republic of Korea.  The pricing in the proposal  shall  account for the savings  realized by
            Hughes in not providing the legacy TT&C software  system included in the Contract Price.

      D.    Launch Insurance.

            Upon Customer's request and in Customer's behalf, Hughes shall place Launch Insurance for the Satellite. The Parties acknowledge that the Delta III is a new launch vehicle. Hughes estimates that the insurance rate for the initial Delta III launch will be in the range of eighteen percent to twenty-one percent (18% to 21%). The Parties understand that Hughes cannot guarantee its ability to obtain such insurance at such rates (or any insurance, whether or not at commercially reasonable rates), and Hughes shall be under no liability to Customer or any third party whatsoever for its failure to do so. In the event Hughes obtains Launch Insurance for Customer, Hughes shall provide such Launch Insurance to Customer on a pass-through basis, provided, however, that (i) Hughes will not be obligated to pay the underwriters of the Launch Insurance until after it has received the premium payment from Customer and (ii) Hughes shall be entitled to a payment for its general and administrative costs in procuring the Launch Insurance, such costs not to exceed two percent (2%) of the cost of the Launch Insurance.

      E.    Option Satellite

                  (1) Hughes agrees to provide Customer with an additional satellite ("Option Satellite") of design identical to the Satellite, which Option Satellite shall be delivered in orbit within nineteen (19) months after order for One Hundred Eighty-Three Million U.S. Dollars (U.S. $ 183,000,000). This option is subject to the following conditions: (i) in no case will the Option Satellite be launched earlier than April 1999;
                           (ii) design changes in the Option Satellite may be ordered by Customer prior to order of the Option Satellite, said changes may modify the price and change the delivery schedule; and (iii) the provision of launch services for the Option Satellite shall be subject to the provisions of sub-paragraph (6) below.

                  (2)      In addition,  Customer may delay  ordering the Option
                           Satellite until fifteen (15) months prior to in-orbit
                           delivery;  provided (i) Customer places the order for
                           such  satellite  any  time  during  the  period  from
                           November  15,  1998 to March 15,  1999 and (ii) for a
                           commitment  for  a  position  on  Hughes'   satellite
                           production line and for certain  long-lead  inventory
                           items (to be  discussed  by the Parties and set forth
                           in  Exhibit  H  no  later  than   December  31,  1997
                           ("Long-Lead Inventory Items")),  Customer orders such
                           Items on or before  July 15, 1998 and pays Hughes [ ]*
                           [                   ]                                *

                           [           ] in accordance with the payment schedule*
                           set forth in Table 33.1.F.(2).


                                 Table 33.1.F(2)

   Payload  Long-Lead  Inventory Item Payment  Schedule for a 15-Month  Delivery
   In-Orbit Where the Satellite  Order is Placed During the Period  November 15,
   1998 to March 15, 1999



July 15, 1998                                             [       ]
August 21, 1998                                           [       ]
September 30, 1998                                        [       ]
October 31, 1998                                          [       ]             *
November 30, 1998                                         [       ]
                                                          ----------

TOTAL                                                     [       ]

                  (3)      In addition,  for an  additional  sum of [          ]*
                           [                              ],  paid in accordance*
                           with  Table  33.1.F(3),  Hughes  agrees to extend the
                           Option  Satellite  order date  specified in (2) above
                           from March 15, 1999 to December 31, 1999.

                                 Table 33.1.F(3)

    Bus  Long-Lead  Inventory  Payment Schedule to Extend the 15-Month  Delivery
         Option Satellite Order Date From March 15, 1999 to December 31, 1999



August 31, 1998                                           [       ]
September 30, 1998                                        [       ]             *
October 31, 1998                                          [       ]
November 30, 1998                                         [       ]
                                                          ----------

TOTAL                                                     [       ]


                  (4)      In  addition,  Hughes  agrees to permit  Customer  to
                           delay ordering the Option Satellite until twelve (12)
                           months  prior  to  in-orbit  delivery;  provided  (i)
                           Customer  places the order for such satellite  during
                           the period  November  15, 1998 and March 15, 1999 and
                           (ii) for Payload and Bus Long-Lead  Inventory  Items,
                           Customer  orders  such  items on or before  April 15,
                           1998 and pays Hughes  [                             ]*
                           [                 ]  in  accordance  with the payment*
                           schedule set forth in Table 33.1.F.(4).

                                 Table 33.1.F(4)

   Payload and Bus  Long-Lead  Inventory  Item  Payment  Schedule for a 12-Month
   Delivery  In-Orbit  Where the  Satellite  Order is Placed  During  the Period
   November 15, 1998 to March 15, 1999




April 15, 1998                                            [       ]
May 31, 1998                                              [       ]
June 30, 1998                                             [       ]
July 31, 1998                                             [       ]             *
August 31,1998                                            [       ]
September 30, 1998                                        [       ]
October 31, 1998                                          [       ]
November 30, 1998                                         [       ]

TOTAL                                                     [       ]


                  (5) All payments for Payload and/or Bus Long-Lead Inventory Items (specified in (2), (3) and (4) above) shall be applied against the total price of One Hundred Eighty-Three Million U.S. Dollars (U.S. $183,000,000) for the Option Satellite.

                  (6) In the event Customer orders an Option Satellite as a replacement Satellite for a failed launch, McDonnell Douglas has agreed to use best efforts to launch a replacement satellite within twelve (12) months after such failure, subject to its obligation to give priority to U.S. government launches. In the event Customer orders an Option Satellite that is not a replacement satellite, Hughes shall use best reasonable efforts to obtain a Delta III launch vehicle meeting the above delivery schedule for the Option Satellite. Where a Delta III is not available and the Option Satellite is not a replacement for the Satellite, the price shall be adjusted for the difference in cost between the Delta III and the selected launch vehicle, which vehicle shall be acceptable to Customer.

                  (7) Hughes shall furnish the Option Satellite in accordance with the provisions of the documents that constitute the Contract. Except as otherwise required by the terms of this Paragraph 33.1.F, the contract terms for the Option Satellite will be identical to the Contract, provided, however, the delivery schedule shall be adjusted, if necessary, for the later timeframe of the Option Satellite and the risk elements (e.g., liquidated damages for late delivery and performance incentives) shall be adjusted to the change in price from the Satellite so as to represent the same percentage risk.

                   (8) Where Customer makes any payments for Payload and/or Long-Lead Inventory Items but Customer fails to order the Option Satellite during the applicable time specified in this Paragraph 33.1.F, the option for the Option Satellite shall no longer be effective and Hughes shall deliver to Customer, within thirty (30) days after the expiration date of the option, the Payload Long-Lead Inventory Items purchased with such payments.

         F.       Ku-Band 2 Repeater Linearized Transponders

         Hughes will,  at  Customer's  direction,  modify the Ku Band 2 Repeater
         payload to add a  [        ]  to each of three (3)  Transponders.  Such*
         [         ]  shall meet performance  specifications  to be specified by*
         Hughes no later than thirty  (30) days after  Customer  exercises  this
         option,   such   specifications  to  be  compatible  with  the  general
         communications requirements set forth in Sections 3.3, 9.7, 8, and 9 of
         Exhibit B (Satellite  Technical  Specifications)  without degrading the performance  specified in Appendix A of Exhibit B (Satellite  Technical
         Specifications).1 This change will provide two (2) operating linearized channels  and one (1)  spare  linearized  channel.  The  price for this option, including hardware,  engineering,  testing, etc. is Two Million
         Two Hundred  Thousand U.S. Dollars (U.S.  $2,200,000).  For this price,
         Customer  may, in its  discretion,  choose  either of the following two options:

                  (1)      The  addition of Hughes  [                          ]*
                           [           ] to the Ku-Band 2 Repeater Transponders.*
                           This  addition  will  increase  the  dry  mass of the
                           Satellite by [ ], and cause a corresponding reduction*
                           in the Operational  Lifetime of the Satellite of five
                           (5) months.  This addition will have no impact on the
                           Scheduled Delivery Date of the Satellite ; or

                  (2)      The   replacement  of  the  existing  [             ]*
                           [             ] in each  Transponder of the Ku-Band 2*
                           Repeater  with a single  linearized  amplifier  unit.
                           This  change  will  have no impact on the dry mass or
                           Operational Lifetime of the Satellite, but will delay
                           the delivery of the Satellite two (2) months.

         Customer must exercise this option no later than January 31, 1997.

         G.       Designation of Primary Command & Control Site

         The Contract  baseline  calls for Hughes to provide one complete set of hardware and software for one TT&C site Telemetry  Tracking and Control
         ("TT&C") ([     ] in                                                   *

         [         ] and  one (1) set of SCE at  Customer's  site in  Rockville,*
         Maryland.  Currently,  the [   ] site is designated as the primary TT&C*
         site and primary  Satellite  Control Facility and the Rockville site is designated as the backup Satellite Control Facility.  Provided Customer notifies Hughes by June 15, 1997,  Customer may change the primary TT&C
         and primary Satellite Control Facility site designations from the [   ]*
         site to a site  specified  by  Customer.  The  Parties  agree  that the performance  of the command  link will need to be  reanalyzed  if it is
         relocated  from  [       ].  The Parties  further agree that a possible*
         result  of such  analyses  may be  changes  to  Exhibits  B  (Technical
         Specifications) and E (Ground Segment).

33.2 Except as otherwise provided in Paragraph 33.1.E, the terms and conditions of the Contract shall apply to the options.

33.3 Should Customer exercise any or all of the options described above, the Parties shall amend the Contract in accordance with Paragraph 35.5 as soon as is reasonably possible after option exercise to incorporate the schedule adjustments, price adjustments (which shall be considered Progress Payments, time-phased accordingly, and incorporated into an amended Exhibit F as appropriate), and changes to the technical exhibits and other Contract terms and conditions which are made necessary by such exercise.

ARTICLE 34.                LIMITATION OF LIABILITY

34.1 Hughes makes no warranty or agreement, express or implied, to or for the benefit of any person or entity other than Customer concerning the performance of the Satellite or any other matters relating to the Work hereunder. Customer shall indemnify and hold harmless Hughes and its
         Affiliates and Subcontractors from and against any loss, damage, liability or expense (including attorneys' fees and other expenses of investigating or defending claims) resulting from (i) any representation made by Customer to any third party relating to the Work; (ii) any claim of Persons dealing with or through Customer (including customers or insurers) or any agency or other governmental authority of Customer's Country; or (iii) any other claims relating to the Satellite and arising after Launch of the Satellite. Customer shall obtain from its insurers waivers of any subrogation rights against Hughes or its Affiliates or Subcontractors, and shall provide evidence of such waivers to Hughes prior to Launch of the Satellite.

34.2 THE PARTIES TO THE CONTRACT EXPRESSLY RECOGNIZE THAT COMMERCIAL SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY ALL OF THE RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE. THE PAYMENTS AND OTHER REMEDIES
         EXPRESSLY  SET  FORTH  IN  THE  CONTRACT  FULLY  REFLECT  THE  PARTIES'
         NEGOTIATIONS, INTENTIONS AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH COMMERCIAL SPACE VENTURES.

         THE WARRANTY OBLIGATIONS OF HUGHES AND THE REMEDIES AGAINST HUGHES THEREFOR WHICH ARE EXPRESSLY SET FORTH IN ARTICLE 14 OF THE CONTRACT ARE EXCLUSIVE AND ARE IN SUBSTITUTION OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY STATUTORY WARRANTIES SUCH AS IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WHICH ARE EXPRESSLY DISCLAIMED. CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES, AND

         HUGHES' SOLE OBLIGATIONS FOR (i) ANY BREACH OF THE CONTRACT, INCLUDING DELAY OR DEFAULT; (ii) ANY DEFECT, NON-CONFORMANCE OR DEFICIENCY IN ANY WORK UNDER THE CONTRACT OR IN ANY INFORMATION, INSTRUCTIONS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THE CONTRACT; OR (iii) ANY OTHER CLAIMS WHATSOEVER ARISING OUT OF OR RELATING TO THE CONTRACT AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER DENOMINATED AS CONTRACT, TORT, EQUITABLE, STATUTORY OR ANY OTHER TYPE OF CLAIM) ARE LIMITED TO
         THOSE SET FORTH IN ARTICLES 5 (SATELLITE PERFORMANCE INCENTIVE PAYMENTS), 11 (LIQUIDATED DAMAGES FOR DELAY), 14 (HUGHES' REPRESENTATIONS, WARRANTIES AND COVENANTS), 17 (TERMINATION), 19 (PATENT INDEMNIFICATION) AND 39 (INDEMNIFICATION) HEREOF; AND ALL OTHER REMEDIES OR RECOURSE AGAINST HUGHES OF ANY KIND ARE EXPRESSLY DISCLAIMED AND FOREVER WAIVED BY CUSTOMER.

         HUGHES SHALL NOT, UNDER ANY CIRCUMSTANCES, UNDER ANY WARRANTY (EXPRESS, IMPLIED, OR STATUTORY) OR UNDER ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE, TORT, STRICT LIABILITY, CONTRACT, OR OTHER LEGAL OR EQUITABLE THEORY) HAVE ANY LIABILITY TO CUSTOMER OR CUSTOMER'S CUSTOMERS OR TO ANYONE ELSE FOR ANY SPECIAL, CONSEQUENTIAL AND/OR INCIDENTAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING BUT NOT LIMITED TO LOST REVENUES OR PROFITS, COST OF CAPITAL, OR ANY OTHER FORM OF ECONOMIC LOSS RESULTING FROM ANY BREACH OF THE CONTRACT OR WITH RESPECT TO ANY DEFECT, NON-CONFORMANCE OR DEFICIENCY IN ANY INFORMATION, INSTRUCTIONS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THE CONTRACT.

34.3 The Limitations of Liability set forth herein shall also apply to all Affiliates and Subcontractors of Hughes to the same extent as set forth herein with respect to Hughes.

34.4 Nothing in this Article 34 shall apply to or limit (i)_claims against which Hughes is required to indemnify ORION under the other Articles of the Contract and or (ii)_the remedies of Customer against Hughes specified elsewhere in the Contract.

ARTICLE 35.                 MISCELLANEOUS

35.1     Disclaimer of Agency

         None of the provisions of the Contract shall be construed to mean that either Party is appointed or is in any way authorized to act as an agent of the other Party. The Contract does not constitute, create, give effect to, or otherwise recognize a joint venture, partnership or formal business organization of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth in the Contract.

35.2     Waiver of Breach of Contract

         A waiver of any breach of a provision of the Contract shall not be binding upon either Party unless the waiver is in writing and signed by the Authorized Representative of each Party and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach.

35.3     Term of Contract

         The Contract shall be in full force and effect as long as either Party is or may be required to perform any obligation pursuant to the
         Contract. In addition, Articles 13 (Inter-Party Waiver of Liability), 16 (Taxes and Duties), 18 (Data and Software), 19 (Patent Indemnification), 20 (Rights in Inventions), 21 (Proprietary Information) and 30 (Applicable Law and Dispute Resolution) shall survive the expiration or termination of the Contract for whatever cause.

35.4     Language

         With respect to all correspondence relating to the Contract and to all material, including labels and markings of equipment, submitted by Hughes hereunder, the English language and U.S. units of measure shall be used. Controlling language for the Contract shall therefore be the English language.

35.5     Amendments

         The Contract may not be modified except by written amendment signed by the Authorized Representatives of each Party, which amendment shall expressly state that it is an "Amendment to the Orion 3 Contract."

35.6     Parent Guarantee

         From and after the making of the Balloon Payment and the release by Hughes of its security interest, ONS shall unconditionally guaranty Customer's performance of its obligations under the Contract.

35.7     Remedies

         Except as otherwise expressly provided in the Contract, the Parties shall have all remedies available to them under (i) the Contract, (ii) applicable law or (iii) otherwise.

35.8     Cumulative Remedies

         Except as otherwise expressly provided in the Contract, all remedies provided for in the Contract shall be cumulative.

35.9     Financing

         The Parties recognize that the Contract may be financed through external sources. Hughes agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financings to the extent they do not adversely affect Hughes' rights.

35.10    Compliance with Laws

         A. Subject to Article 7 (Permits and Licenses: Government Approvals), each Party shall, at its own expense, comply with the requirements of any laws of any place in which any part of the Work is to be performed and with the lawful requirements of public, municipal and other authorities in any way affecting or applicable to any Work.

         B. Subject to Article 7 (Permits and Licenses: Government Approvals), neither Party shall be responsible in any way for the consequences, direct or indirect, of any violation by the other Party or its Subcontractors or Consultants, or their officers, employees, agents or servants of any law of a country in which the Work is performed, or of any country whatsoever.

ARTICLE 36.                SUBCONTRACTORS

36.1 During preliminary design review, Hughes shall provide Customer with a list of the names of the major Subcontractors holding a Subcontract with a value of U.S. $2,500,000 (with respect to the Work to be provided hereunder) or more and shall identify the Work to be performed under each such Subcontract.

36.2 Hughes shall use its best reasonable efforts to ensure that all Subcontracts are awarded to the Subcontractor offering the best combination of reliability, quality, price and delivery time.

36.3 Hughes shall make available to Customer any of Hughes' Subcontractor information relating to the Satellite construction schedule.

36.4 Nothing in this Article 36 or in any Subcontract shall be deemed to relieve Hughes from any obligation under the Contract.

36.5 New Subcontracts solely related to the Satellite shall be required by the terms of their Subcontracts to submit copies of written status reports to Hughes. Hughes shall use these reports in preparing Hughes' reports to Customer.

ARTICLE 37.                INSURANCE

37.1 Hughes represents that it has in place and will at all times maintain, from PCD to the moment of Intentional Ignition, insurance ("Ground Insurance") against all risks of loss or damage to the Satellite, and to any and all components purchased for and intended to be integrated into the Satellite, in an amount not less than the greater of (i) the replacement value of, or (ii) the amounts paid by Customer with respect to, the Satellite and components. Hughes shall also maintain public liability insurance, insurance of employees and comprehensive automobile liability insurance, all in amounts adequate for its potential liabilities under the Contract. In addition, Hughes shall require each of its Subcontractors to provide and maintain insurance in amounts adequate for their respective potential liabilities.

37.2 Hughes shall provide a certificate of insurance of such insurance coverage to Customer at Customer's request.

37.3 Hughes shall require its insurers to waive all rights of subrogation against Customer. Hughes and Customer will discuss the feasibility of Customer being named as additional insured and loss payee under all relevant policies.

ARTICLE 38.                KEY PERSONNEL

38.1 Hughes will assign key personnel from within Hughes' organization to carry out the Work. Such personnel will be familiar with programs similar to Customer's program, and Hughes will use best reasonable efforts to retain such personnel for the duration of the Orion 3 Program.

38.2 Key personnel ("Key Personnel") shall be the personnel filling the following positions:

         A.       Hughes Program Manager

         B.       Payload Manager

         C.       Test Manager

38.3 With respect to Key Personnel, before assigning an individual to any of such positions, whether as an initial assignment or a subsequent assignment, Hughes shall notify Customer of the proposed assignment, shall introduce the individual to appropriate Customer representatives (and, upon request, provide such representatives with the opportunity to interview the individual) and shall provide Customer with a resume and other information about the individual reasonably requested by Customer. If Customer in good faith objects to the proposed assignment, the Parties shall attempt to resolve Customer's concerns on a mutually agreeable basis. Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Hughes shall follow the procedure set forth in this Paragraph 38.3 to select replacement personnel.

ARTICLE 39.                INDEMNIFICATION

39.1 Customer agrees to indemnify Hughes and its Subcontractors for, and hold Hughes and its Subcontractors harmless against, any loss, damage, liability or expense (including attorney's fees and other expenses of investigating or defending claims) resulting from damage to property or from personal injury, including death, attributable to Customer Personnel while at Hughes' or its Subcontractors' facilities.

39.2 Customer agrees to indemnify Hughes as set forth in Paragraphs 13.3, 15.13, 15.14, 15.15, 19.1, 29.1.D and 34.1.

39.3 Hughes agrees to indemnify Customer and Customer Personnel for, and hold Customer and Customer Personnel harmless against, any loss, damage, liability or expense (including attorney's fees and other expenses of investigating or defending claims) resulting from damage to property or from personal injury, including death, attributable to Hughes or its Subcontractors while at Hughes' or its Subcontractors' facilities

39.4 Hughes agrees to indemnify Customer as set forth in Paragraphs 13.3 and 19.1.

IN WITNESS WHEREOF, the Contract has been issued in three (3) counterparts and signed in the city of ___ROCKVILLE____ on behalf of Customer, ONS and Hughes by their respective Authorized Representatives.


HUGHES SPACE AND COMMUNICATIONS INTERNATIONAL, INC.


By:   /s/ D.L. CROMER
    --------------------------------
    D.L. CROMER
    CHAIRMAN OF THE BOARD


ORION ASIA PACIFIC CORPORATION


By:   /s/ HANS GINER
    --------------------------------
    HANS GINER
    PRESIDENT


ORION NETWORK SYSTEMS, INC.
(with respect to Article 15 and Paragraph 21.10 only)


By:   /s/ DENIS J. CURTIN
    --------------------------------
    DENIS J. CURTIN
    VICE PRESIDENT

                                   Annex A-11


                          ANNEX A FORM OF CERTIFICATION




                                                                         [Date]

Orion Asia Pacific Corporation
2440 Research Boulevard, Suite 400
Rockville, Maryland  20850
United State of America

Attention:  Dr. Denis Curtin


Re: Orion 3 Satellite Purchase Contract, dated as of [__________] (as amended, supplemented or modified from time to time) between Orion Asia Pacific Corporation, Orion Network Systems, Inc., and Hughes Space and Communications International, Inc. (the "Orion 3 Contract")

Ladies and Gentlemen:
                           This  certificate  is delivered to you in  connection
                  with the Orion 3 Contract. Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the Orion 3 Contract. We hereby certify, after due inquiry, that as of the date hereof:

                  Hughes' performance of the Work is such that Hughes will be able to Deliver the Satellite in accordance with the Delivery Schedule.*

                  For the reasons set forth in Schedule 1 hereto, Hughes' performance of the Work is such that it will not be able to Deliver the Satellite in accordance with the Delivery Schedule. Hughes reasonably expects to be able to Deliver the Satellite at its Specified Orbital Location on or before
                  ___________.*



Certified:                 Hughes Space and Communications International, Inc.

                                                  By: __________________________
                                                  Title:________________________
                                                  Date__________________________

* Include when relevant.

                                                                          HUGHES
                                                          SPACE & COMMUNICATIONS




--------------------------------------------------------------------------------
                                     ORION 3
--------------------------------------------------------------------------------




                             Statement of Work (SOW)

                                    Exhibit A
                                 10 January 1996



Contract Number:           ORION3/001/97
                           -------------

/S/
---------------------------------
HSC Approval

/S/
---------------------------------
ORION Approval


                          ORION AND HUGHES PROPRIETARY
                  This document contains information that is proprietary to the ORION and Hughes Space and Communications International, Inc. All information contained herein is deemed to be Proprietary Information (as such term is defined in Clause 36 of the Contract) of both Parties, and disclosure thereof is governed by Clause 20 of the Contract.

                                                                         Page iv
                          ORION AND Hughes Proprietary
         Subject to the restrictions on the title page of this document


1.       PURPOSE AND SCOPE.....................................................1

2.       SPACECRAFT EQUIPMENT REQUIREMENTS.....................................1

2.1      Flight Spacecraft.....................................................1
2.2      Test and Handling Equipment...........................................1
2.3      Satellite Ground Control System.......................................2

3.       PROGRAM MANAGEMENT....................................................5

3.1      Scope & Responsibilities..............................................5
         3.1.1    Resource Management..........................................5
3.2      Program Control.......................................................5
3.3      Configuration Control.................................................5
3.4      Design Reviews........................................................5
3.5      Unit Acceptance Reviews (CDRL 3.9)....................................6
3.6      System Test Reviews (CDRL 4.3)........................................6
3.7      Pre-Ship Review (CDRL 4.8)............................................7
3.8      In-Orbit Test Review and Handover (CDRL 3.8)..........................7
3.9      Variance Notification.................................................7

4.       ANALYSIS 8

4.1      Design Analyses and Study Reports.....................................8
         4.1.1    Analyses at Spacecraft System Level..........................8
              4.1.1.1 EMCAnalysis..............................................8
              4.1.1.2 Dynamic Analysis.........................................8
              4.1.1.3 Antenna Pointing Error Analysis..........................9
              4.1.1.4 Propellant Budget Analysis...............................9
              4.1.1.5 Mass Properties Analysis................................10
              4.1.1.6 Power Budget Analysis...................................10
              4.1.1.7 Mission Analysis........................................10
              4.1.1.8 Environmental Effects Analyses..........................10
              4.1.1.9 Worst Case Performance Analysis.........................11
         4.1.2    Subsystem Level Analyses....................................12
              4.1.2.1 Communications Subsystem Analyses.......................12
              4.1.2.2 Telemetry, Tracking, and Command (TT&C)
                     Subsystem Analyses.......................................14
              4.1.2.3 Attitude Control Subsystem (ACS) Analysis...............15
              4.1.2.4 Propulsion Subsystem Analyses...........................16
              4.1.2.5 Power Subsystem Analyses................................16
              4.1.2.6 Thermal Subsystem Analyses..............................17
              4.1.2.7 Structure Analyses......................................17

5.       SATELLITE PRODUCT ASSURANCE PLAN.....................................18

6.       TESTPLAN.............................................................18

7.       LAUNCH SERVICES (CDRL 4.5)...........................................18

                                                                         Page ii

7.1      Launch Vehicle Compatibility.........................................19
7.2      Launch Support.......................................................19
         7.2.1    Launch Schedule Activities (CDRL 4.5).......................19
         7.2.2    Spacecraft Preparation at the Launch Site...................19
         7.2.3    Integration and Checkout with the Launch Vehicle............20
         7.2.4    Spacecraft Propellant and Pressurant........................20
         7.2.5    Safety......................................................20
8.       MISSION OPERATIONS (CDRL 5.2)........................................20

9. IN-ORBIT TEST (IOT) (CDRL 5.4).............................................21

10. SHIPPING AND STORAGE......................................................21

10.1 Shipping, Transportation, and Storage....................................21
10.2 Spacecraft Shipment......................................................21
10.3 Spacecraft Storage.......................................................21

11. TRAINING SERVICES AND MATERIALS (CDRL 1.5)................................22

12. INFORMATION...............................................................24

12.1 Access to Information....................................................24
12.2 Release of Information...................................................24
12.3 Notification Requirements................................................24

13. REPORT AND DOCUMENTATION REQUIREMENTS.....................................25

13.1     System Test Requirement Document (STRD) (CDRL 5.7)...................25
         13.1.1 Compliance Matrix (CDRL 1.2)..................................25
         13.1.2 Program Schedules (CDRL 1.1)..................................25
         13.1.3 Design Review Data (CDRL 4.2).................................25
         13.1.4 Design Review Reports (CDRL 3.2, 3.3).........................25
         13.1.5 Test Data and Reports (CDRL 3.4, 3.5).........................26
         13. 1.6 Drawings and Engineering Control Documents
                  (CDRL 4.4, 4.10)............................................26
         13. 1.7 Specifications and Test Procedures (CDRL 2.2, 5.3)...........26
         13.1.8 Design Information Reports....................................26
                  13.1.8.1 Spacecraft System Summary (CDRL 4.1)...............27
                  13.1.8.2 Spacecraft Recommended Operating Procedures
                  (CDRL 5.1, 5.6).............................................27
                  13.1.8.3 Mission Plan (CDRL 1.3)............................27
                  13.1.8.4 Spacecraft Parameters Handbook (CDRL 4.7)..........27
                  13.1.8.5 In-Orbit Test (IOT) Plan (CDRL 1.4)................28
                  13.1.8.6 IOT Report (CDRL 3.8)..............................28
         13.1.9 Status and Reporting..........................................29
                  13.1.9.1 Technical Reviews..................................29
                  13.1.9.2 Quarterly/Senior Management Reviews (CDRL 3.)......29
                  13.1.9.3 Action Items.......................................29
                  13.1.9.4 Quarterly, PDR, CDR, Pre-Ship Review Meetings......29
         13.1.10 Documentation................................................30

                                                                        Page iii

         13.1.11 Master Index (CDRL4.9).......................................30

14.      CONTRACT DATA REQUIREMENTS LIST (CDRL)...............................33

TABLE 2-1         MAJOR COMPONENT LIST.........................................3
TABLE 11.1        TRAINING PROGRAM SUMMARY....................................22
TABLE 3-1         ORION REVIEW PACKAGE CONTENT................................31
TABLE 3-1         CONTINUED...................................................32
TABLE 14.1        CONTRACT DATA REQUIREMENTS LIST (CDRL)......................34
TABLE 14.1        CONTRACT DATA REQUIREMENTS LIST (CDRL) - CONTINUED..........35
TABLE 14.1        CONTRACT DATA REQUIREMENTS LIST (CDRL) - CONTINUED..........37


                                                                         Page iv

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 37 OF THIS EXHIBIT A]

                                                                          HUGHES
                                                          SPACE & COMMUNICATIONS





--------------------------------------------------------------------------------
                                     ORION 3
--------------------------------------------------------------------------------


                            SPACECRAFT SPECIFICATION

                                    Exhibit B

                                 11 January 1997


Contract Number:  ORION 3/001/97


 /S/
--------------------------------
HSC Approval

/S/
--------------------------------
ORION Approval

                                TABLE OF CONTENTS



1.0      SCOPE    .............................................................1

2.0      APPLICABLE DOCUMENTS..................................................1

2.1      APPLICABLE DOCUMENTS LIST.............................................1

3.0      REQUIREMENTS..........................................................2

3.1      GENERAL...............................................................2

3.1.1    GENERAL DESCRIPTION...................................................2
3.1.2    RELIABILITY...........................................................2
         3.1.2.1 Single Point Failure..........................................2
         3.1.2.2 Redundancy....................................................2
         3.1.2.3 Failure Isolation.............................................3
3.1.3    UNDERVOLTAGE AND TRANSIENT CONDITIONS.................................3
         3.1.3.1 Critical Unit Undervoltage....................................3
         3.1.3.2 Undervoltage Capability.......................................3
3.1.4    ECLIPSE AND SUNLIGHT OPERATIONS.......................................3
3.1.5    GROUND CONTROL CAPABILITY.............................................4
         3.1.5.1 Satellite Command System......................................4
         3.1.5.2 Ground Command Capability.....................................4
         3.1.5.3 Control Parameter Selection...................................4
         3.1.5.4 Autonomy......................................................4
3.1.6    SPACECRAFT CHARGING...................................................5
3.1.7    ELECTROMAGNETIC COMPATIBILITY.........................................5
3.1.8    ENVIRONMENTAL REQUIREMENTS............................................5
3.1.9    CONNECTOR REDUNDANCY..................................................5

3.2      MISSION REQUIREMENTS..................................................5

3.2.1    LAUNCH VEHICLES.......................................................6
         3.2.1.1 Launch Vehicle Mechanical & Electrical Interfaces.............6
         3.2.1.2 Launch Configuration..........................................6
         3.2.1.3 Separation System.............................................6
         3.2.1.4 Separation Signal Interface...................................6
         3.2.1.5 Mass Properties...............................................7
         3.2.1.6 Launch Vehicle Envelope.......................................7
         3.2.1.7 Safety........................................................7
3.2.2    SATELLITE LIFE........................................................7
         3.2.2.1 Service Life..................................................7
         3.2.2.2 Mission Life..................................................7
3.2.3    STORAGE MODES.........................................................8
         3.2.3.1 Ground Storage................................................8
         3.2.3.2 On-Orbit Storage..............................................8
3.2.4    ORBITAL LOCATION......................................................8
3.2.5    STATIONKEEPING........................................................8
         3.2.5.1 Stationkeeping Accuracy.......................................8
         3.2.5.2 Stationkeeping Frequency......................................8
         3.2.5.3 Stationkeeping Pointing During Bipropellant
                 Maneuvers.....................................................9
3.2.6    NORMAL MODE POINTING..................................................9
         3.2.6.1 Normal Mode...................................................9
3.2.6.2 NORMAL MODE POINTING REQUIREMENTS......................................9

3.2.7    ORBIT MEASUREMENT ACCURACY............................................9
         3.2.7.1 Transfer Orbit................................................9
         3.2.7.2 Synchronous Orbit.............................................9
         3.2.7.3 Attitude Sensing Requirements.................................9

3.3      Communications Subsystem.............................................10

3.3.1    GENERAL..............................................................10
         3.3.1.1 DEFINITIONS..................................................10
         3.3.1.2 CONDITIONS FOR SPECIFICATION.................................12
         3.3.3.1.3 PRIMARY TRANSMISSION MODES.................................12
3.3.3.2 COVERAGE..............................................................13
3.3.2.2 C-BAND COVERAGE.......................................................23
3.3.3    POLARIZATION.........................................................26
         3.3.3.1 Receive Isolation............................................26
         3.3.3.2 Transmit Isolation...........................................27
3.3.4    CAPACITY.............................................................28
3.3.5    FREQUENCY PLAN.......................................................29
3.3.6    COMMUNICATIONS SUBSYSTEM AND ANTENNA BEAM INTERCONNECTIVITY..........30
         3.3.6.1 Communications Subsystem Configuration.......................30
         3.3.6.2 Interconnectivity............................................31
3.3.7    INPUT CHARACTERISTICS................................................33
         3.3.7.1 Receive Sensitivity (G/T)....................................33
         3.3.7.3 Saturation Flux Density (SFD)................................36
         3.3.7.4 Drive Conditions.............................................37
         3.3.7.4.1 Overdrive Conditions.......................................37
         3.3.7.4.2 Pulsed Transient Response..................................37
         3.3.7.5 Receive Rejection............................................38
         3.3.7.6 Linearity of the Common Input Section........................39
         3.3.7.7 Interference from Command Carrier............................39
3.3.8    OUTPUT CHARACTERISTICS...............................................39
         3.3.8.1 Effective Isotropic Radiated Power (EIRP)....................39
         3.3.8.2 Spurious Outputs.............................................42
         3.3.8.3 Spurious Modulation..........................................43
         3.3.8.4 Pulsed Level.................................................44
         3.3.8.5 Passive Intermodulation......................................44
3.3.9    TRANSFER CHARACTERISTICS.............................................44
         3.3.9.1 Gain Versus Frequency (TBR)..................................44
         3.3.9.2 Gain Slope...................................................45
         3.3.9.3 Group Delay Versus Frequency (TBR)...........................45
         3.3.9.4 Group Delay Slope............................................46
         3.3.9.5 Group Delay Stability........................................46
         3.3.9.6 Group Delay Ripple...........................................47
         3.3.9.7 Phase Linearity and AM/PM Conversion Coefficient.............47
         3.3.9.8 AM/PM Transfer Coefficient...................................47
         3.3.9.9 Amplitude Linearity..........................................47
         3.3.9.10 Frequency Stability.........................................48
         3.3.9.11 Out-Of-Band Response........................................49
3.3.10   CESSATION OF EMISSIONS...............................................50
3.3.11   TRAFFIC ROUTING......................................................50
3.3.12   REDUNDANCY...........................................................51
3.3.13   HIGH POWER AMPLIFIERS................................................51
         3.3.13.1 Linearized TWTAs............................................51
3.3.14   TT&C INTERFACE.......................................................51
         3.3.14.1 Command Requirements........................................51

         3.3.14.2 Telemetry Requirements......................................52

3.4 TELEMETRY, TRACKING, COMMAND, AND RANGING SUBSYSTEM (TT&CR)...............52

3.4.1 GENERAL
         3.4.1.1 CONCURRENT OPERATION WITH PAYLOAD............................52
         3.4.1.2 Satellite Control............................................52
3.4.2 COMMAND SUBSYSTEM.......................................................53
         3.4.2.1 General......................................................53
         3.4.2.2 Probability of Successful Command............................53
         3.4.2.3 False Commands...............................................53
         3.4.2.4 Noise Generated Commands.....................................53
         3.4.2.5 Improper Command Tolerance...................................53
         3.4.2.6 Ranging Uplink...............................................53
         3.4.2.7 Command Backup...............................................53
         3.4.2.8 Redundancy...................................................53
         3.4.2.9 Switches.....................................................54
         3.4.2.10 Hazardous Commands..........................................54
         3.4.2.11 Command RF Parameters.......................................54
         3.4.2.12 Command Encryption..........................................55
         3.4.2.13 Command Receiver AGC........................................55
         3.4.2.14 Command Deviation...........................................56
         3.4.2.15 Subcarrier Modulation.......................................56
         3.4.2.16 Command Data Rate...........................................56
         3.4.2.17 Command Receiver and Decoder Selection......................56
         3.4.2.18 Error Checking..............................................56
         3.4.2.19 Command Formats.............................................56
         3.4.2.20 Execute Modes...............................................57
         3.4.2.21 Stored Commands.............................................57
         3.4.2.22 Validation Tone.............................................57
3.4.3    TELEMETRY SUBSYSTEM..................................................57
         3.4.3.1 General Requirements.........................................57
         3.4.3.2 Ranging Capability...........................................58
         3.4.3.3 Spacecraft ID................................................58
         3.4.3.4 Telemetry Accuracy...........................................58
         3.4.3.5 Redundancy...................................................58
         3.4.3.6 Telemetry RF Parameters......................................59
         3.4.3.7 Modulation and Encoding Modes................................60
3.4.4    RANGING SUBSYSTEM....................................................60
         3.4.4.1 Transmitter Selection........................................60
         3.4.4.2 Ranging Accuracy.............................................60
         3.4.4.3 Range Tone Frequencies.......................................61
         3.4.4.4 Modulation Indices...........................................61
         3.4.4.5 Ranging Dynamic Range........................................61

3.5      POWER SUBSYSTEM......................................................61

3.5.1    GENERAL..............................................................61
         3.5.1.1 Subsystem Configuration......................................61
         3.5.1.2 Single Point Failure.........................................61
3.5.2    SOLAR ARRAY..........................................................62
         3.5.2.1 DISSIPATION OF EXCESS POWER..................................62
         3.5.2.2 CELL PROTECTION FROM SHADOWING...............................62
         3.5.2.3 SOLAR WING ROTATION DIRECTION................................62
         3.5.2.4 SOLAR WING MARGIN............................................62
3.5.2.5 ARRAY DEGRADATION PREDICTIONS.........................................62

3.5.3 BATTERY     ............................................................62
         3.5.3.1 DEPTH OF DISCHARGE...........................................63
         3.5.3.2 RECHARGE.....................................................63
         3.5.3.3 AUTONOMOUS CHARGE CONTROL....................................63
         3.5.3.4 TELEMETRY....................................................63
3.5.4 POWER CONDITIONING, CONTROL & DISTRIBUTION..............................63
         3.5.4.1 Battery Disconnect...........................................63
         3.5.5 Transfer Orbit Power...........................................63

3.6      WIRE HARNESS.........................................................63

3.7      ATTITUDE CONTROL SUBSYSTEM...........................................64

3.7.1    REACQUISITION........................................................64
3.7.2    SENSOR INTERFERENCE..................................................64
3.7.3    CONTROL BIAS CAPABILITY..............................................64
         3.7.3.1 EARTH BIAS CONTROL RANGE.....................................64
         3.7.3.2 BIAS REQUIREMENTS FOR EARTH MODE.............................65
3.7.4    IN-ORBIT ANTENNA PATTERN MEASUREMENT CAPABILITY......................65
3.7.5    SPACECRAFT CAPABILITIES..............................................65
         3.7.5.1 Attitude Re-orientation Capability...........................65
         3.7.5.2 Spin Control Capability......................................65
         3.7.5.3 Automatic Acquisition Capabilities...........................65
3.7.6    STATIONKEEPING.......................................................65
         3.7.6.1 Automatic East/west Stationkeeping Sequence..................66
         3.7.6.2 Automatic North/South Stationkeeping Sequence................66
3.7.7    THRUSTER USAGE.......................................................66
         3.7.7.1 Bipropellant Thruster Usage Interval.........................66
         3.7.7.2 Xenon Ion Thruster Usage.....................................66
3.7.8    MOMENTUM CONTROL.....................................................66
         3.7.8.1 Pitch Momentum Dumping Simultaneous with Biprop
                 Stationkeeping...............................................66
         3.7.8.2 Autonomous Pitch Momentum Dumping
                 (Bipropellant Thrusters).....................................66
         3.7.8.3 Setting Pitch Momentum Thresholds............................67
         3.7.8.4 Roll/Yaw Momentum Dumping Simultaneous with
                 Bipropellant Stationkeeping .................................67
         3.7.8.5 Autonomous Roll/Yaw Momentum Dumping
                 (Xenon Thruster Mode)........................................67
         3.7.8.6 Autonomous Roll/Yaw Momentum Dumping (Bipropellant
                    Thruster Mode)............................................67
         3.7.8.7 Setting Roll/Yaw Momentum Thresholds.........................67
3.7.9    SWITCHING TRANSIENTS.................................................67
3.7.10   ENVIRONMENTAL DISTURBANCE TORQUES....................................67
3.7.11   MOMENTUM WHEEL GROUND CONTROL........................................67
3.7.12   REPROGRAM CAPABILITY.................................................68
3.7.13   FAULT PROTECTION.....................................................68
         3.7.13.1 Fault Detection Algorithm Status Flag.......................68
         3.7.13.2 Fault Correction Sensitivity to Bad Data....................68
3.7.14   REFERENCE SYSTEMS....................................................68
3.7.15   AUTONOMOUS OPERATION OF LATCH VALVES.................................68

3.8      PROPULSION SUBSYSTEM.................................................68

3.8.1    GENERAL..............................................................68
         3.8.1.1 LIQUID APOGEE MOTOR (LAM) BACKUP.............................68
         3.8.1.2 OUT OF VIEW LAM FIRING.......................................69
3.8.2    THERMAL CONSTRAINTS..................................................69
3.8.3    PROPELLANT STORAGE AND FEED..........................................69
         3.8.3.1 PROPELLANT SUPPLY............................................69
3.8.4    LEAKAGE..............................................................69

3.8.5    PERFORMANCE..........................................................69
         3.8.5.1 Compatibility................................................70
         3.8.5.2 Operating Range..............................................70
         3.8.5.3 Constraints..................................................70
3.8.6    INSTRUMENTATION REQUIREMENTS.........................................70
         3.8.6.1 Temperature Sensors..........................................70
         3.8.6.2 Pressure Transducers.........................................70
3.8.7    FUEL LIFE ESTIMATION.................................................70
3.8.8    FUELED SPACECRAFT....................................................70

3.9      THERMAL CONTROL SUBSYSTEM............................................71

3.9.1    UNIT TEMPERATURE MARGIN..............................................71
3.9.2    TEST TEMPERATURE RANGE...............................................71
         3.9.2.1 Protoflight and Qualification Performance ...................71
         3.9.2.2 Acceptance/Flight............................................71
3.9.3    TELEMETRY............................................................71
3.9.4    REPEATER CONFIGURATION...............................................72

3.10     STRUCTURAL SUBSYSTEM.................................................72

3.10.1 DESIGN PARAMETERS......................................................72
3.10.2 DIMENSIONAL STABILITY..................................................72

4.0      QUALITY ASSURANCE PROVISIONS.........................................72

4.1      GENERAL..............................................................72

4.1.1    NOT APPLICABLE.......................................................72
4.1.2    INSPECTION...........................................................72
4.1.3    ANALYSIS.............................................................73
4.1.4    DEMONSTRATION........................................................73
4.1.5    TEST     ............................................................73
         4.1.5.1 Unit Tests (U)...............................................73
         4.1.5.2 Assembly Tests (A)...........................................73
         4.1.5.3 Subsystem Tests (SS).........................................73
         4.1.5.4 Integrated Spacecraft Tests (SC).............................73
         4.1.5.5 Development Tests (D)........................................73
         4.1.5.6 Qualification Tests (Q)......................................74
         4.1.5.7 Protoflight Test (P).........................................74
         4.1.5.8 Flight Acceptance Test (F)...................................74

5.0      PREPARATION FOR DELIVERY.............................................74

5.1      SHIPMENT.............................................................74
5.1.1    CONFIGURATION........................................................74
5.1.2    ENVIRONMENTS.........................................................74
5.1.3    METHODS..............................................................75
5.1.4    CONTAINER............................................................75

5.2      GROUND STORAGE.......................................................75


Appendix A        DTH Payload
Appendix B        Environmental Specification

                                 List of Figures

FIGURE 3.3.2.1-1 DEFINITION OF NEA COVERAGE AT 139 DEG. EAST..................15
FIGURE 3.3.2.1-2 DEFINITION OF SEA COVERAGE AT 139 DEG. EAST..................18
FIGURE 3.3.2.1-3 DEFINITION OF HAWAII COVERAGE AT 139 DEG. EAST...............19
FIGURE 3.3.2.1-4 DEFINITION OF INDIA COVERAGE AT 139 DEG. EAST................21
FIGURE 3.3.2.1-5 DEFINITION OF OCEANA COVERAGE AT 139 DEG. EAST...............22
FIGURE 3.3.2.2-1 BAND COVERAGE................................................25

                                 List of Tables

TABLE 3.3.3.2.1-1 DEFINITION OF NEA COVERAGE..................................14
TABLE 3.3.2.1-2 DEFINITION OF SEA COVERAGE....................................16
TABLE 3.3.2.1-2 DEFINITION OF SEA COVERAGE (CONTINUED)........................17
TABLE 3.3.2.1-3 DEFINITION OF HAWAII COVERAGE (NEA AND SEA)...................19
TABLE 3.3.2.1-4 DEFINITION OF INDIA COVERAGE..................................20
TABLE 3.3.2.1-5 DEFINITION OCEANA.............................................22
TABLE 3.3.2.2-1 DEFINITION OF C-BAND COVERAGE.................................23
TABLE 3.3.2.2-1 DEFINITION OF C-BAND COVERAGE (CONTINUED).....................24
TABLE 3.3.3.1-1 CO-POLAR RECEIVE ISOLATION....................................26
TABLE 3.3.3.1-2 CROSS-POLAR RECEIVE ISOLATION.................................27
TABLE 3.3.3.2-1 CO-POLAR TRANSMIT ISOLATION...................................27
TABLE 3.3.3.2-2 CROSS-POLAR TRANSMIT ISOLATION................................27
TABLE 3.3.4-1 ORION AP DC POWER CONSTRAINED OPERATIONAL CONFIGURATION.........28
TABLE 3.3.5-1 CHANNEL FREQUENCIES.............................................29
TABLE 3.3.6.1-1(B). C-BAND CONNECTIVITY MATRIX................................33
TABLE 3.3.7.1-1A MINIMUM G/T PERFORMANCE OF NEA BEAM..........................34
TABLE 3.3.7.1-1B MINIMUM G/T PERFORMANCE OF SEA BEAM..........................34
TABLE 3.3.7.1-1C MINIMUM G/T PERFORMANCE OF INDIA BEAM........................34
TABLE 3.3.7.1-1D MINIMUM G/T PERFORMANCE OF OCEANA BEAM.......................34
TABLE 3.3.7.1-1E MINIMUM G/T PERFORMANCE OF C-BAND HEMI BEAM..................34
TABLE 3.3.7.1-2 KEY CITY G/T VALUES (TBR).....................................35
TABLE 3.3.7.5-1 (A) KU-BAND RECEIVE REJECTION.................................38
TABLE 3.3.8.5-1 (B) C-BAND RECEIVE REJECTION..................................38
TABLE 3.3.7.7-1 COMMAND CARRIER LEVEL AT RECEIVE  ANTENNA.....................39
TABLE 3.3.8.1-1A MINIMUM EIRP PERFORMANCE OF NEA BEAM.........................40
TABLE 3.3.8.1-1B MINIMUM EIRP PERFORMANCE OF SEA BEAM.........................40
TABLE 3.3.8.1-1C MINIMUM EIRP PERFORMANCE OF INDIA BEAM.......................40
TABLE 3.3.8.1-1D MINIMUM EIRP PERFORMANCE OF OCEANA BEAM......................40
TABLE 3.3.8.1-1E MINIMUM EIRP PERFORMANCE OF C-BAND HEMI BEAM.................40
TABLE 3.3.8.1-2 KEY CITY EIRP VALUES (TBR)....................................41
TABLE 3.3.8.2-1 SPURIOUS OUTPUT LEVELS........................................43

TABLE 3.3.8.3-1 SINGLE COMPONENT SPURIOUS FREQUENCY MODULATION................44
TABLE 3.3.9.1-1 GAIN FLATNESS (DB)............................................45
TABLE 3.3.9.2-1 GAIN SLOPE (DB/MHZ)...........................................45
TABLE 3.3.9.3-1 GROUP DELAY (INS).............................................46
TABLE 3.3.9.4-1 54 MHZ TRANSPONDERS GROUP DELAY SLOPE.........................46
TABLE 3.3.9.5-1 GROUP DELAY STABILITY (NS)....................................47
TABLE 3.3.9.9-2 NOISE POWER RATIO.............................................48
TABLE 3.3.9.11-1(A) OUT-OF-BAND RESPONSE TBR..................................49
TABLE 3.3.9.11-1(B) OUT-OF-BAND RESPONSE......................................49
TABLE 3.3.9.11-1(C) OUT-OF-BAND RESPONSE......................................50

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

                                                                          HUGHES
                                                          SPACE & COMMUNICATIONS





--------------------------------------------------------------------------------
                                     ORION 3

--------------------------------------------------------------------------------



                            SPACECRAFT SPECIFICATION

                                    Exhibit B

                                   Appendix A

                                   DTH Payload

                                 11 January 1997


Contract Number:  ORION 3/001/97


/s/
----------------------------------
HSC Approval

/s/
----------------------------------
ORION Approval

 [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 2 TO 19 OF THIS EXHIBIT B,
                                  APPENDIX A]

                                                                          HUGHES
                                                          SPACE & COMMUNICATIONS





--------------------------------------------------------------------------------
                                     ORION 3
--------------------------------------------------------------------------------




                            SPACECRAFT SPECIFICATION


                                    Exhibit B

                                   Appendix B

                           Environmental Specification

                                 11 January 1997


Contract Number:  ORION 3/001/97



/s/
---------------------------------
HSC Approval

/s/
---------------------------------
ORION Approval

 [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 7 OF THIS EXHIBIT B,
                                  APPENDIX B]



------------------------------------------- ----------------------- ------------ -----------------------------------------
TITLE                                       NUMBER                  REV

                 HS601HP                                                 Prelim                   HUGHES
                  ORION
          Product Assurance Plan
                                            ----------------------- ------------
                                                                    TOTAL                 SPACE & COMMUNICATIONS
                                                  CAGE CODE         PAGES              A HUGHES ELECTRONICS COMPANY
                                                    9E831

                                                                             67
--------------------------------------------------------------------------------------------------------------------------





                  SOURCE:  HUGHES PROPRIETARY

                  This document contains proprietary information and except with written permission of Hughes Space and Communications Company such information shall not be published or disclosed to others or used for any purpose and the document shall not be copied in whole or in part.




--------------------------------------------------------------------------------------------------------------------------
                                                    APPROVALS
--------------------------------------------------------------------------------------------------------------------------
                                                 DATE                                         DATE
                   /s/                                      P. Lauenstein
       A. Traum - Product Assurance            11/27/96     Campaign Manager
    Project Manager, Advanced Programs
------------------------------------------- --------------- --------------------------------- ----------------------------



------------------------------------------- --------------- --------------------------------- ----------------------------



------------------------------------------- --------------- --------------------------------- ----------------------------



------------------------------------------- --------------- --------------------------------- ----------------------------


                                                                   Prelim
                                                                   November 1996

1.       BASIC PROVISIONS ...................................................1-1

         1.1      Program Content............................................1-2
         1.2      Program Functions..........................................1-2
         1.3      Applicable Documents and Guidelines........................1-2

2.       ORGANIZATION AND MANAGEMENT.........................................2-1

         2.1      Basic Provisions...........................................2-2
         2.2      Organization of Integrated Product Teams (IPTs)............2-2
         2.3      Reviews      ..............................................2-2
         2.4      Audits       ..............................................2-2
         2.5      Documentation..............................................2-3
         2.6      Subcontractor/Supplier PA Program Control..................2-3
                  2.6.1        Basic Provisions..............................2-3
                  2.6.2        High Reliability Parts Suppliers..............2-3
                  2.6.3        Materials and Fabricated Item Suppliers.......2-3
                  2.6.4        Subcontractors................................2-3

         2.7      Progress Reporting.........................................2-4
         2.8      Customer Interface.........................................2-4
                  2.8.1        Involvement in and Access to Program
                               Activities....................................2-4
                  2.8.2        Involvement in a Review Board Proceedings.....2-4

3.       QUALITY ASSURANCE...................................................3-1

         3.1      Basic Provisions...........................................3-2
         3.2      Function Administration....................................3-2
                  3.2.1        Responsibilities..............................3-2
                  3.2.2        Tasks.........................................3-2
                  3.2.3        Audits........................................3-3

         3.3      Procurement Controls.......................................3-3
                  3.3.1        Responsibility................................3-3
                  3.3.2        Subcontractor/Supplier Evaluation.............3-3
                  3.3.3        Procurement Document Requirements.............3-3
                  3.3.4        Source Surveillance...........................3-3
                  3.3.5        Receiving Inspection..........................3-4

         3.4      Manufacturing Controls.....................................3-4
                  3.4.1        Fabrication and Assembly Operations...........3-4
                  3.4.2        Stores Control................................3-4
                  3.4.3        Process Control...............................3-4
                  3.4.4        Process and Personnel Certification...........3-4
                  3.4.5        Workmanship Standards.........................3-5
                  3.4.6        Cleanliness and Contamination Control.........3-5
                  3.4.7        Configuration Control.........................3-5
                  3.4.8        Electrostatic Discharge Control...............3-5

         3.5      Testing and Inspection.....................................3-5
                  3.5.1        In-process Inspections........................3-5
                  3.5.2        Final Test and Inspection.....................3-5
                  3.5.3        Subsystem/System Assembly Inspection and
                               Records.......................................3-6
                  3.5.4        Test Participation............................3-6

                                                                   Prelim
                                                                   November 1996

         3.6      Nonconforming Article and Material Control.................3-7
                  3.6.1        Material Review Action and Control............3-7
                  3.6.1.1      Preliminary Review............................3-7
                  3.6.1.2      Engineering Disposition.......................3-7
                  3.6.1.3      Engineering Review............................3-7
                  3.6.2        Nonconformance Definitions and
                               Classifications...............................3-7
                  3.6.3        Corrective Action.............................3-7
                  3.6.4        Subcontractor Material Review.................3-8
                  3.6.5        Database......................................3-8

         3.7      Measurement Processes and Calibration......................3-8
                  3.7.1        Basic System..................................3-8
                  3.7.2        Calibration Controls..........................3-8
                  3.7.3        Remedial and Preventive Action................3-9
                  3.7.4        Subcontractor Controls........................3-9

         3.8      History Records and Traceability...........................3-9
                  3.8.1        History Records...............................3-9
                  3.8.2        Traceability..................................3-9

         3.9      Stamp Controls............................................3-10
         3.10     Sampling Plans, Statistical Planning, and Analysis........3-10
         3.11     Handling and Shipping.....................................3-10
                  3.11.1       Handling.....................................3-10
                  3.11.2       Shipping.....................................3-10
                  3.11.3       Transportation...............................3-10

         3.12     Software Quality Assurance................................3-11
         3.13     Launch Site Activities....................................3-11

4.       RELIABILITY ENGINEERING.............................................4-1

         4.1      Basic Provisions...........................................4-2
         4.2      Function Administration....................................4-2
                  4.2.1        Responsibilities..............................4-3
                  4.2.2        Tasks.........................................4-2

         4.3      Reliability Assessments....................................4-2
                  4.3.1        Space Segment Design Reliability..............4-2
                  4.3.1.1      Requirements..................................4-3
                  4.3.1.2      Apportionment.................................4-3
                  4.3.2        Analyses......................................4-3
                  4.3.2.1      Failure Rates.................................4-3
                  4.3.2.2      Analysis Results..............................4-4
                  4.3.3        Part Application Derating.....................4-4
                  4.3.4        Failure Modes, Effects, and Criticality
                               Analysis......................................4-4
                  4.3.5        Single Point Failures.........................4-5
                  4.3.6        Wearout Analysis..............................4-5
                  4.3.7        Worst-case Analysis...........................4-5
                  4.3.8        Critical Items List...........................4-5

         4.4      Failure Reporting and Corrective Action....................4-6
                  4.4.1        Basic Provisions..............................4-6

                                                                   Prelim
                                                                   November 1996

                  4.4.2        Failure Definition and Documentation..........4-6
                  4.4.3        Failure Analysis..............................4-7
                  4.4.4        Failure Review Board..........................4-7
                  4.4.5        Subcontractor Failure Reporting...............4-7
                  4.4.6        Mission On-orbit Performance Metrics and
                               Corrective Action.............................4-7

5.       PARTS, MATERIALS, AND PROCESSES CONTROL.............................5-1

         5.1      Basic Provisions...........................................5-2
         5.2      Function Administration....................................5-2
         5.3      Program Requirements.......................................5-2
                  5.3.1        Authorized Lists..............................5-2
                  5.3.2        Parts, Materials, and Processes...............5-2
                  5.3.3        Parts, Materials, and Processes
                               Specifications................................5-3
                  5.3.4        Parts and Materials Qualification.............5-3

         5.4      Parts Process Controls, Screening and Acceptance...........5-4
                  5.4.1        Basic Provisions..............................5-4
                  5.4.2        Environmental Screening and Conditioning......5-4
                  5.4.3        Burn-in.......................................5-4
                  5.4.4        Destructive Physical Analysis.................5-4
                  5.4.5        Radiation.....................................5-4
                  5.4.6        Subcontractor PMP Program Control.............5-4

6.       CONFIGURATION CONTROL...............................................6-1

         6.1      Basic Provisions...........................................6-2
         6.2      Function Administration....................................6-2
                  6.2.1        Responsibilities..............................6-2
                  6.2.2        Tasks.........................................6-2

         6.3      Activities   ..............................................6-3
                  6.3.1        Configuration Identification..................6-3
                  6.3.1.1      Baseline Identification.......................6-3
                  6.3.1.2      Configuration Items Definition................6-3
                  6.3.1.3      Specifications and Drawings Identification....6-3
                  6.3.1.4.     Specification Tree............................6-4
                  6.3.1.5      Master Index..................................6-4
                  6.3.1.6      Computer Software Configuration
                               Identification................................6-4
                  6.3.1.7      Firmware Configuration Management.............6-4
                  6.3.2        Configuration Control.........................6-4
                  6.3.2.1      Change Classification.........................6-4
                  6.3.2.2      Requests for Deviations/Waivers (RDWs)........6-4
                  6.3.2.3      Engineering Control Processing................6-5
                  6.3.2.4      Change Control Board..........................6-5
                  6.3.3        Configuration Status Accounting...............6-5
                  6.3.4        Subcontractor Configuration Management........6-5
                  6.3.5        Engineering Documentation Control.............6-6
                  6.3.5.1      Engineering Releases and Records..............6-6

7.       SYSTEM SAFETY.......................................................7-1

         7.1      Basic Provisions...........................................7-2

                                                                   Prelim
                                                                   November 1996


         7.2      Function Administration....................................7-2
                  7.2.1        Responsibilities..............................7-2
                  7.2.2        Tasks.........................................7-2
                  7.2.3        Organizational Roles..........................7-3
                  7.2.3.1      Engineering...................................7-3
                  7.2.3.2      System Operations.............................7-3
                  7.2.3.3      Safety, Health, and Environmental Affairs
                               (SHEA)........................................7-3
                  7.2.4        Launch Site Safety Requirements...............7-3

         7.3      HSC System Safety Policy...................................7-4
         7.4      Scope of System Safety Program.............................7-4
         7.5      Integration and Coordination of Delegated Activities.......7-5
         7.6      Hazard Control Order of Precedence.........................7-5
         7.7      Hazard Analysis............................................7-5
                  7.7.1        Preliminary Hazard Analysis (PHA).............7-6
                  7.7.2        Subsystem and System Hazard Analysis (S&SHA)..7-6
                  7.7.3        Verification and Certification of
                               Requirements Compliance.......................7-6

         7.8      Test and Operational Safety................................7-6
         7.9      Launch Campaign Safety Operations..........................7-7
         7.10     Safety Reviews and Safety Data/Deliverables................7-7
         7.11     Training     ..............................................7-8
         7.12     Audit Program..............................................7-8

ANNEX 7A.  LAUNCH VEHICLE/LAUNCH SITE SPECIFIC SAFETY INFORMATION...........7A-1

         7A.1     USA Eastern Range Launch Vehicle (Delta II,
                  Delta III, and Atlas ................................Vehicles)
                  Specific Annex for HS376, HS601, and HS601HP..............7A-1

                                 LIST OF FIGURES



1-1           ISO 9001 Certificate of Qualification..........................1-3

2-1           Program Product Assurance Management Reporting.................2-5
2-2           Program Product Assurance Manager's Staff......................2-5
2-3           HSC Quality Management System..................................2-6

3-1           Quality Assurance Interfaces..................................3-12

4-1           Failure Management System......................................4-9

6-1           Program Configuration Management Operations Reporting..........6-7
6-2           Customer/HSC/Subcontractor Interfaces..........................6-7
6-3           Program CMO Functional Responsibilities........................6-8

7A.1-1        Phased ER Safety Generic Approval Process.....................7A-2







                                 LIST OF TABLES


1-1           Applicable Documents...........................................1-4
1-2           Applicable HSC Manuals and Procedures..........................1-4

2-1           Review Boards..................................................2-7
2-2           Customer Involvement in Review Board Proceedings...............2-8

3-1           Flight Hardware Material Review Authority.....................3-13

4-1           HS601HP Baseline Critical Items List..........................4-10

5-1           High Reliability Parts Screening...............................5-5

                               1. BASIC PROVISIONS




 [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR 1-2 TO 7A-3 OF THIS EXHIBIT C]










                                      1-1

                                                                          HUGHES


--------------------------------------------------------------------------------
                                      ORION
--------------------------------------------------------------------------------


                                     HS601HP
                              INTEGRATED TEST PLAN

                                   August 1996

                                       /s/
                           -------------------------
                                 Approved by HSC

                                       /s/
                            -------------------------
                                Approved by ORION


                               HUGHES PROPRIETARY

         This document contains proprietary information, and except with written permission of Hughes Space and Communications Company, such information shall not be published, or disclosed to others, or used for any purpose and the document shall not be duplicated in whole or in part.

                                 Copyright 1996
                     Hughes Space and Communications Company
                                Unpublished Work





                                                              HUGHES PROPRIETARY

                                TABLE OF CONTENTS

                                                                            Page

ACRONYMS AND ABBREVIATIONS..........................................NOT NUMBERED

FOREWORD I
         A. Integrated Test Plan (ITP) and HS601HP Integration and
         Test Documentation...................................................ii
         B. HS601HP Product Line Test Philosophy..............................iv
         C. Program-Specific Information for the __________ Spacecraft........vi

1. INTRODUCTION..............................................................1-1
         1.1 Plan Scope......................................................1-2
         1.2 Test Program Flow...............................................1-2
         1.3 Plan Content....................................................1-2
         1.4 Customer Participation..........................................1-2

2. TEST PROVISIONS...........................................................2-1
         2.1 HS601HP Product Line Test Philosophy............................2-2
         2.2 Test Requirements...............................................2-2
                  2.2.1 Development Testing..................................2-3
                  2.2.2 Qualification Testing................................2-3
                  2.2.3 Acceptance Testing...................................2-4
                  2.2.4 Life Testing.........................................2-4
         2.3 Test Phase Descriptions.........................................2-5
                  2.3.1 Unit Level...........................................2-5
                  2.3.2 Subsystem Level......................................2-7
                  2.3.3 System Level.........................................2-9
                  2.3.4 In Orbit Testing (IOT)..............................2-14

3. UNIT/EQUIPMENT LEVEL TESTING..............................................3-1
         3.1 Unit/Equipment Heritage / Qualification/Heritage................3-1
                  3.1.1 HS601HP Product Line Heritage / Qualification
                        Matrix...............................................3-3
         3.2 Unit Thermal Cycle and Thermal Vacuum Cycle Requirements........3-6
         3.3 Life Testing....................................................3-9

4. SUBSYSTEM AND SYSTEM LEVEL ACCEPTANCE TESTING.............................4-1
         4. Test Matrices....................................................4-2
                  4.1 Mechanical.............................................4-2
                  4.2 Electrical Power Subsystem.............................4-4
                  4.3 Attitude Control Subsystem.............................4-6
                  4.4 Liquid Propulsion Subsystem (LPS)......................4-8
                  4.5 Xenon Ion Propulsion Subsystem (XIPS).................4-10
                  4.6 T&C Subsystem Digital Equipment.......................4-12
                  4.7 T&C Subsystem RF Hardware.............................4-13
                  4.8 Communications Subsystem..............................4-14

5. IN ORBIT TESTING (IOT)....................................................5-1
         5.1 Overview........................................................5-2
         5.2 Tests...........................................................5-2
                  5.2.1 Electrical Power Subsystem...........................5-2
                  5.2.2 Attitude Control Subsystem...........................5-3
                  5.2.3 Communications Subsystem.............................5-4
                  5.2.4 Telemetry and Command Subsystem......................5-5

                                                              HUGHES PROPRIETARY

LIST OF FIGURES

                                                                            Page

A-1 HS601HP Integration and Test Documentation...............................iii

1-1 Top Level Acceptance Spacecraft Test Flow................................1-3
1-2 HS601HP Acceptance Spacecraft Integration and Test Flow Details..........1-4









                                 LIST OF TABLES


                                                                            Page

3.1.1 HS601HP Product Line Heritage / Qualification Matrix...................3-3
3.2 Unit Thermal Cycle and Thermal Vacuum Cycle Requirements.................3-6

4. Subsystem and System Test Matrices........................................4-2
                  4.1 Mechanical.............................................4-2
                  4.2 Electrical Power Subsystem.............................4-4
                  4.3 Attitude Control Subsystem.............................4-6
                  4.4 Liquid Propulsion Subsystem (LPS)......................4-8
                  4.5 Xenon Ion Propulsion Subsystem (XIPS).................4-10
                  4.6 T&C Subsystem Digital Equipment.......................4-12
                  4.7 T&C Subsystem RF Hardware.............................4-13
                  4.8 Communications Subsystem..............................4-14

5.2 In Orbit Test (IOT) Matrices.............................................5-2
                  5.2.1 Electrical Power Subsystem...........................5-2
                  5.2.2 Attitude Control Subsystem...........................5-3
                  5.2.3 Communications Subsystem.............................5-4
                  5.2.4 Telemetry and Command Subsystem......................5-5

                                                              HUGHES PROPRIETARY

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 5-5 OF THIS EXHIBIT D]











                                                              HUGHES PROPRIETARY

                                     ORION 3


                                 GROUND SEGMENT


                                    Exhibit E


                                 9 January 1997




                  Appendix A Statement of Work
                  Appendix B Performance Specifications
                  Appendix C Test Plan
                  Appendix D Product Assurance Plan

Orion Ground Statement of Work                                        Appendix B
                                                    Optional/Unique Requirements
--------------------------------------------------------------------------------








                                STATEMENT OF WORK


                              ORION 3 Ground System

                                    Exhibit E

                                   Appendix A








                              Date: 8 January 1997

Orion Ground Statement of Work                                        Appendix B
                                                    Optional/Unique Requirements
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

1. INTRODUCTION................................................................4
2. APPLICABLE DOCUMENTS........................................................4
3. DELIVERABLE EQUIPMENT, SOFTWARE and SERVICES................................5
         3.1 Satellite Control Equipment and Software..........................5
         3.2 Training and Satellite In-Orbit Operations Support................5
         3.3 Test Equipment and Tools..........................................5
         3.4 Spares............................................................5
4. DELIVERABLE DATA and DOCUMENTATION..........................................7
         4.1 Facilities Requirements...........................................7
         4.2 Test Data and Report..............................................7
         4.3 O&M Manuals.......................................................8
         4.4 Interface Control Document........................................8
         4.5 Interconnect Drawings.............................................8
         4.6 Design Review Package.............................................9
                  4.6.1 Technical Interchange Meeting #1.......................9
                  4.6.2 Technical Interchange Meeting #2.......................9
5. LONG TIME SUPPORT...........................................................9
         5.1 Warranty.........................................................10
         5.2 Equipment (Hardware and Software) Product Support................10
         5.3 Operational Life.................................................10
6. Orion MANAGEMENT...........................................................10
         6.1 Technical Coordination and Witness...............................11
         6.2 Status Reviews...................................................11
         6.3 Product Assurance Management.....................................11
         6.4 Test Program.....................................................11
         6.5 Program Milestones...............................................12
         6.6 Final Acceptance Criteria........................................12
7. PACKING, SHIPPING, and SITE INSTALLATION...................................13
         7.1 Packing and Shipping.............................................13
         7.2 Requirements and Regulations for Site Installation and Tests.....14
8. INSTALLATION, POWER REQUIREMENTS AND BENEFICIAL ACCESS.....................14
         8.1 Civil Works Power Distribution...................................14
         8.2 Mechanical Systems...............................................14
         8.3 Grounding........................................................14
         8.4 Antenna Foundations and RF Shelter...............................14
         8.5 Purchaser-Furnished Equipment....................................14
         8.6 Miscellaneous....................................................14

Orion Ground Statement of Work                                        Appendix B
                                                    Optional/Unique Requirements
--------------------------------------------------------------------------------


                                 LIST OF TABLES
                                 --------------




Table 3-1 Major Component List.................................................5
Table 4-1 Contract Data Requirement List (CDRL)................................8

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 4 TO 15 OF THIS EXHIBIT E ,

                                                                        Document
                                                                        REV: 1.0







                           PERFORMANCE SPECIFICATIONS


                              Orion 3 Ground System
                                    Exhibit E
                                   Appendix B

                                  Change Record

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                                        i

              2.3.1.1.5 Command Sources.......................................12
                 2.3.1.1.5.1 Command Sequences................................12
                 2.3.1.1.5.2 Operator Input...................................12
              2.3.1.1.6 Commanding Interface..................................12
              2.3.1.1.7 Unauthorized Commanding...............................12
              2.3.1.1.8 Critical Commands.....................................12
              2.3.1.1.9 Restricted Commands...................................12
              2.3.1.1.10 Invalid Command Sequences............................12
              2.3.1.1.11 Command History......................................13
          2.3.1.2 Telemetry Function..........................................13
              2.3.1.2.1 Telemetry Format......................................13
              2.3.1.2.2 Telemetry Modes.......................................13
              2.3.1.2.3 Simultaneous Telemetry and Ranging....................13
              2.3.1.2.4 Multiple Telemetry Streams............................14
              2.3.1.2.5 Telemetry Processing..................................14
                 2.3.1.2.5.1 Decommutation....................................14
                 2.3.1.2.5.2 Time-Tagging.....................................14
                 2.3.1.2.5.3 Engineering Unit Conversion......................14
                 2.3.1.2.5.4 Limit Checking...................................14
              2.3.1.2.6 Telemetry Display.....................................14
              2.3.1.2.7 Telemetry Alarm Generation............................14
              2.3.1.2.8 Telemetry Alarm Display...............................15
              2.3.1.2.9 Telemetry Archiving...................................15
              2.3.1.2.10 Alarm History........................................15
          2.3.1.3 Ranging Function............................................15
              2.3.1.3.1 Range Measurement Processing..........................15
              2.3.1.3.2 Ranging Modes.........................................15
              2.3.1.3.3 Ranging Accuracy......................................15
              2.3.1.3.4 Tracking Data Archiving...............................15
              2.3.1.3.5 Payload Thermal Management............................16
          2.3.1.4 Flight Dynamics Software....................................16
      2.4 Flight Dynamics Software............................................16
      2.5 Space Health and Performance Evaluation (SHAPE).....................16
      2.6 Ground Status and Control Software..................................16
        2.6.1 Simultaneous Control and Status.................................16
          2.6.1.1 TCR Software Interface......................................16
          2.6.1.2 Operator Control and Status.................................16
              2.6.1.2.1 Manual Control........................................16
              2.6.1.2.2 Displays..............................................16
              2.6.1.2.3 Ground Equipment Control..............................17
              2.6.1.2.4 Ground Equipment Status...............................17
      2.7 Dynamic Satellite Simulator.........................................17
3. Baseband Subsystem Definition..............................................18
      3.1 Baseband Subsystem Interface Definition.............................18

          3.1.1 External Interfaces...........................................18
              3.1.1.1 IF Telemetry/Ranging Input..............................18
              3.1.1.2 IF Command/Ranging Output...............................18
              3.1.1.3 Computer to Command Generator...........................20
          3.1.2 Characteristics...............................................21
              3.1.2.1 Performance.............................................21
                3.1.2.1.1 Command Tone Generation and Uplink Modulation.......21
                  3.1.2.1.1.1 Command Generator...............................21
                  3.1.2.1.1.2 Encryption......................................21
                  3.1.2.1.1.3 Frequency Modulator.............................21
                  3.1.2.1.1.4 FM Modulator Output.............................22
                3.1.2.1.2 Telemetry Reception and Formatting..................22
                  3.1.2.1.2.1 Telemetry Receiver..............................22
                  3.1.2.1.2.2 PSK Demodulator.................................22
                  3.1.2.1.2.3 Bit Synchronizer................................22
                  3.1.2.1.2.4 Frame Synchronizer..............................23
                  3.1.2.1.2.5 Bit Error Rate (BER)............................23
                3.1.2.1.3 Satellite Range Measurement.........................23
                  3.1.2.1.3.1 T&C Ranging Uplink..............................23
                  3.1.2.1.3.2 T&C Ranging Downlink............................24
                  3.1.2.1.3.3 T&C Range Measurement...........................24
                  3.1.2.1.3.4 T&C Range Calibration...........................24
                  3.1.2.1.3.5 T&C Ranging Timebase............................24
              3.1.2.2 Time Code Generation Function...........................25
                3.1.2.2.1 Timing System.......................................25
                3.1.2.2.2 Timing System.......................................25
4. Radio Frequency (RF) Subsystem.............................................26
        4.1 PRIMARY-STATION...................................................26
          4.1.1 RF Subsystem Interface Definition.............................26
              4.1.1.1 External Interfaces.....................................26
                4.1.1.1.1 Baseband Telemetry/Ranging Output...................26
                4.1.1.1.2 Baseband Command/Ranging Input......................26
                4.1.1.1.3 RF Uplink...........................................26
                4.1.1.1.4 Antenna Interfaces..................................28
                4.1.1.1.5 RF Downlink.........................................29
                4.1.1.1.6 Control Computer Subsystem..........................29
          4.1.2 RF Performance................................................29
              4.1.2.1 RF Transmit.............................................29
                4.1.2.1.1 RF Transmit Input Characteristics...................29
                4.1.2.1.2 RF Transmit Output Characteristics..................29
                4.1.2.1.3 RF Transmit Transfer Characteristics................29
              4.1.2.2 RF Received.............................................31
                4.1.2.2.1 RF Received Input Characteristics...................31
                4.1.2.2.2 RF Received Output Characteristics..................31

                4.1.2.2.3 RF Received Transfer Characteristics................31
5. Antenna Subsystem31
     5.1 OPTUS ground station...... ..........................................31
          5.1.1 Structure31
          5.1.2 Tracking System...............................................32
              5.1.2.1 Control Modes...........................................32
              5.1.2.2 Servo Control Requirements..............................32
              5.1.2.3 Tracking Receiver.......................................32
          5.1.3 RF Performance................................................33
              5.1.3.1 Transmit Requirements...................................33
              5.1.3.2 Received Requirements...................................33
              5.1.3.3 Feed....................................................33
              5.1.3.1 LNA.....................................................33
          5.1.4 Inter Facility Link (IFL).....................................33
6. Site Communication Network Subsystem.......................................34
Appendix A....................................................................75

                                List of Figures

Table                                                                       Page
-----                                                                       ----
FIGURE 1-1 ORION GROUND SYSTEM BLOCK DIAGRAM...................................3
FIGURE 2-1 PRIMARY-STATION CONTROL COMPUTER SUBSYSTEM..........................8
FIGURE 2-2 BACKUP-STATION CONTROL COMPUTER SUBSYSTEM...........................9
FIGURE 2-1 BELROSE GROUND STATION BASEBAND BLOCK DIAGRAM......................19
FIGURE 3-1 BELROSE GROUND STATION RF SUBSYSTEM BLOCK DIAGRAM..................26

                                 List of Tables

Figures                                                                     Page
-------                                                                     ----
TABLE 1-1 PRIMARY-STATION/BACKUP-STATION ANTENNA FUNCTIONAL REQUIREMENTS
   4
TABLE 2-2 WORKSTATION ALLOCATION...............................................6
TABLE 2-3 PRINTER ALLOCATION...................................................9

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 34 AND 1 TO 46 OF THE
 TWO PARTS TO THIS EXHIBIT E, APPENDIX B]

                                    TEST PLAN
                          FOR THE ORION 3 GROUND SYSTEM

                                    EXHIBIT E
                                   APPENDIX C

Ground System Test Plan                                                     DOC#
                                                                            REV-
--------------------------------------------------------------------------------


                                Table of Contents
                                -----------------


1. Overview....................................................................1
     1.1 Scope.................................................................1
     1.2 Purpose...............................................................1
     1.3 Testing Philosophy....................................................1
         1.3.1 Test Director...................................................1
2. Applicable documents........................................................1
3. Test Process................................................................2
     3.1 Test Readiness Reviews................................................2
     3.2 Test Procedures.......................................................2
     3.3 Post Test Data Review.................................................3
     3.4 Test Reports..........................................................3
     3.5 Test anomalies........................................................3
     3.6 Quality Assurance.....................................................3
4. Requirements Flowdown.......................................................4
     4.1 Verification Methods..................................................4
     4.2 Integration & Test Flow...............................................4
         4.2.1 Burn-in Tests...................................................4
         4.2.2 Subsystem.......................................................5
         4.2.3 Subsystem Test Notebooks/Test Procedures........................6
         4.2.4 Subsystem Sell-Off..............................................6
         4.2.5 Subsystem Integration and Checkout..............................6
         4.2.6 System Test Notebook............................................6
         4.2.7 FAT Test Readiness Review.......................................6
         4.2.8 FAT.............................................................7
         4.2.9 Preshipment Review (PSR)........................................7
         4.2.10 Pack and Ship..................................................7
         4.2.11 Site Installation..............................................7
         4.2.12 SAT Test Readiness Review......................................7
         4.2.13 SAT............................................................7
         4.2.14 Final Acceptance Review........................................8
5. TEST IDENTIFICATION.........................................................8
     5.1 Unit Tests............................................................8
         5.1.1 Spares Testing..................................................8
     5.2 Subsystem Tests.......................................................8
         5.2.1 AC Power Test...................................................8
         5.2.2 Baseband Subsystem Test.........................................8
              5.2.2.1 Telemetry Test...........................................9
              5.2.2.2 Command Test.............................................9
              5.2.2.3 Ranging Tests............................................9
                  5.2.2.3.1 T&C IF Ranging Calibration Test....................9
                  5.2.2.3.2 Transponder IF Ranging Calibration Test............9

              5.2.2.4 Patch Panels Test........................................9
         5.2.3 RF Subsystem Test...............................................9
         5.2.4 Antenna Subsystem Test..........................................9
         5.2.5 Control Computer Subsystem (CCS) Test..........................10
              5.2.5.1 Ground Status and Control (GSC).........................10
                  5.2.5.1.1 GSC User Interface................................10
                  5.2.5.1.2 Status and Control Interface Unit Interface
                            (SCIU)............................................10
              5.2.5.2 Orbital Analysis Software Test..........................10
                  5.2.5.2.1 User Interface....................................10
                  5.2.5.2.2 Database Utilities................................10
                  5.2.5.2.3 Raw Data Processing...............................11
                  5.2.5.2.4 Orbit Estimation..................................11
                  5.2.5.2.5 Ephemeris Prediction..............................11
                  5.2.5.2.6 Eclipse Prediction................................11
                  5.2.5.2.7 Inclination Control Maneuver Planning.............11
                  5.2.5.2.8 Drift and Eccentricity Control Maneuver
                            Planning..........................................11
                  5.2.5.2.9 Orbit Simulation..................................11
                  5.2.5.2.10 Additional Functions.............................11
              5.2.5.3 SHAPE...................................................11
                  5.2.5.3.1 Convert data queue to month file (CVTQ)...........11
                  5.2.5.3.2 SHAPE System Administrator (SYSAD)................11
                  5.2.5.3.3 SHAPE User (also known as Graphical User
                            Interface (GUI))..................................11
                  5.2.5.3.4 Live Data.........................................12
              5.2.5.4 TCR/GSC Interface Test..................................12
         5.2.6 Site Communications Network (SCN)..............................12
         5.2.7 DSS Test.......................................................12
     5.3 Factory Acceptance Test..............................................12
         5.3.1 FAT System Configuration.......................................13
         5.3.2 Computer Readiness.............................................13
         5.3.3 Telemetry Processing...........................................13
              5.3.3.1 PCM Data Test...........................................13
              5.3.3.2 Data Archiving..........................................14
         5.3.4 Transmission of Satellite Commands.............................14
              5.3.4.1 Hazardous Satellite Commanding..........................14
         5.3.5 Ranging 14
              5.3.5.1 T&C IF Range Calibration Test...........................14
              5.3.5.2 T&C Ranging Test........................................14
              5.3.5.3 Transponder IF Range Test...............................14
              5.3.5.4 Transponder Ranging Test................................14
         5.3.6 Orbital Analysis Software Test.................................15
         5.3.7 SHAPE  15
         5.3.8 RF.............................................................15
         5.3.9 Control Computer Subsystem and Software........................15
              5.3.9.1 CCS to Timing Interface Test............................15
              5.3.9.2 Status and Control......................................15

         5.3.10 Site Communication Network....................................16
     5.4 Site Acceptance Test.................................................16
         5.4.1 SAT System Configuration.......................................16
         5.4.2 Computer Checkout..............................................16
         5.4.3 Telemetry Processing...........................................16
         5.4.4 Antenna Monitoring.............................................17
         5.4.5 CCS/GSC Software...............................................17
              5.4.5.1 Procedures (PROCs)......................................17
         5.4.6 Timing.........................................................17
         5.4.7 RF Tests 17
         5.4.8 Site Communications Network....................................17
     5.5 Final Acceptance Review..............................................18
6. Index of ACRONYMS..........................................................19





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                                                               HISD-001-01 Rev B
                                                                       5 June 96






                                      HITS
                             Product Assurance Plan

                                    EXHIBIT E
                                   APPENDIX D

                                                               HISD-001-01 Rev B
                                                                       5 June 96

                               Table of Contents

Foreword.....................................................................v
1.0      BASIC PROVISIONS......................................................1
     1.1      Program Content..................................................1
     1.2      Program Functions................................................1
     1.3      Applicable Documents.............................................1
              1.3.1   Government Documents.....................................1
              1.3.2   HISD Documents...........................................2
2.0      ORGANIZATION AND MANAGEMENT...........................................2
     2.1      Introduction 2
     2.2      Management Responsibility........................................2
              2.2.1   Reliability Engineering..................................2
              2.2.2   Parts, Materials, and Processes Assurance................3
              2.2.3   Quality Assurance........................................3
              2.2.4   Subcontractor Product Assurance..........................3
              2.2.5   Standard Commercial Test Equipment.......................3
     2.3      Reviews 3
     2.4      Audits  3
     2.5      Documentation....................................................4
     2.6      Major Subcontractor Controls.....................................4
3.0      RELIABILITY PROGRAM...................................................4
     3.1      Basic Provisions.................................................4
     3.2      Organization and Management......................................4
     3.3      Reliability Engineering Assessments..............................4
              3.3.1   Reliability of the Customers Equipment...................4
              3.3.2   Analyses.................................................5
     3.4      Problem Reporting and Corrective Action..........................5
              3.4.1   Basic Provisions.........................................5
              3.4.2   Problem Definition and Documentation.....................5
              3.4.3   Problem Analysis.........................................5
4.0      QUALITY ASSURANCE PROGRAM.............................................5
     4.1      Basic Provisions.................................................5
     4.2      Organization and Management......................................6
              4.2.1   Responsibility...........................................6
              4.2.2   Program Requirements.....................................6

                                                               HISD-001-01 Rev B
                                                                       5 June 96


              4.2.3   Audits/Review............................................7
     4.3      Procurement Controls.............................................9
              4.3.1   Responsibility...........................................9
              4.3.2   Subcontractor/Supplier Evaluation........................9
              4.3.3   Procurement Document Review..............................9
              4.3.4   Source Surveillance/Inspection...........................9
              4.3.5   Receiving Inspection and Test............................9
     4.4      Manufacturing Controls..........................................10
              4.4.1   Fabrication and Assembly Operations.....................10
              4.4.2   Stores Control..........................................10
              4.4.3   Process Controls........................................10
              4.4.4   Process and Personnel Certification.....................10
              4.4.5   Workmanship Standards...................................10
              4.4.6   Hardware Configuration Control..........................11
     4.5      Testing and Inspection..........................................11
              4.5.1   In-process Inspection...................................11
              4.5.2   Final Test and Inspection...............................12
              4.5.3   Test Participation......................................12
              4.5.4   Site Installation and Acceptance........................13
     4.6      Nonconforming Article and Material Control......................13
              4.6.1   Material Review Action and Control......................13
              4.6.2   Nonconformance Definitions and Classifications..........14
              4.6.3   Corrective Action.......................................14
              4.6.4   Subcontractor Material Review...........................15
     4.7      Measurement Processes and Calibration...........................15
              4.7.1   Basic System............................................15
              4.7.2   Calibration Controls....................................15
              4.7.3   Subcontractor Controls..................................16
     4.8      Records and Traceability........................................16
              4.8.1   Records.................................................16
              4.8.2   Traceability............................................17
     4.9      Inspection and Status Control...................................17
     4.10     Packaging, Handling, and Transportation.........................17
5.0      SOFTWARE QUALITY ASSURANCE...........................................17
     5.1      Introduction ...................................................17

                                                               HISD-001-01 Rev B
                                                                       5 June 96


     5.2      Organization and Resources......................................18
              5.2.1   Organization............................................18
              5.2.2   Personnel...............................................18
              5.2.3   Other Resources.........................................18
              5.2.4   Schedule................................................18
     5.3      SQA Program Procedures, Tools, and Records......................18
              5.3.1   Procedures..............................................18
                      5.3.1.1  Software Quality Planning......................19
                      5.3.1.2  Program Documentation..........................19
                      5.3.1.3  Software Quality System Evaluation.............19
                      5.3.1.4  Software Quality Process Evaluation............20
                      5.3.1.5  Software Product Evaluations...................20
                      5.3.1.6  Corrective Action..............................21
                      5.3.1.7  Management Reporting...........................21
                      5.3.1.8  Certification and Acceptance...................22
                      5.3.1.9  Software Testing...............................22
                      5.3.1.10 Reviews and Audits.............................23
                      5.3.1.11 Non-Deliverable Software.......................23
                      5.3.1.12 Customer Interface.............................23
                      5.3.1.13 Tools..........................................23
     5.4      Software Quality Records........................................23
     5.5      Subcontractor/Supplier..........................................23
     5.6      Notes...........................................................24
              5.6.1   Definitions   24
              5.6.2   Acronyms 24
6.0      PARTS, MATERIALS, AND PROCESSES PROGRAM..............................25
     6.1      Basic Provisions 25
     6.2      Parts Selection and Specification...............................25
     6.3      Parts and Materials Handling and Storage........................25
     6.4      Subcontractor Control 25
7.0      CONFIGURATION AND DATA MANAGEMENT....................................25
     7.1      Basic Provisions 25
     7.2      Management and Organization.....................................26
     7.3      Configuration Management........................................26
              7.3.1   Configuration Identification............................26

                                                               HISD-001-01 Rev B
                                                                       5 June 96

              7.3.2   Configuration Control...................................26
                      7.3.2.1  Engineering Change Classification..............26
                      7.3.2.2  Requests for Deviations/Waiver.................27
              7.3.3   Configuration Control Board (CCB).......................27
              7.3.4   Configuration Status Accounting and Verification........27
     7.4      Data Management  28
              7.4.1   Contract Data Requirements..............................28
              7.4.2   Data Control  28
              7.4.3   Library  28
     7.5      Subcontractor Configuration and Data Management.................28
              7.5.1   Configuration Management................................28
              7.5.2   Data Management.........................................28
Figure 1. Problem Report Form  8
Table 1. Hardware Material Review Authority...................................14

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 28 OF THIS EXHIBIT E
 APPENDIX D]

                       ORION 3 SATELLITE PURCHASE CONTRACT


                                    EXHIBIT F


                                  PAYMENT PLAN


                                       AND


                          TERMINATION LIABILITY AMOUNT


                                  PAYMENT PLAN

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 1 TO 2 OF THIS EXHIBIT F.]

                       ORION 3 SATELLITE PURCHASE CONTRACT


                                    EXHIBIT G

SCHEDULES TO ARTICLE 15


Schedule 15.3

Entity                                         % Ownership by ONS
Orion Satellite Corporation       100%OrionNet, Inc.
100%Orion Finance Corporation     100%Orion Asia Pacific Corporation                              100%Asia Pacific
Space and Communications, Ltd.    83% or 100%International Technology Gateway (U.K.) Limited      60%International Private Satellite
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Schedule 15.4

                  In October 1995, Skydata Corporation ("Skydata"), a former contractor, filed suit against Orion Atlantic, Orion Satellite Corporation and Orion, in the United States District Court for the Middle District of Florida, claiming that certain Orion Atlantic Operations using frame relay switches infringe a Skydata patent. Skydata's suit sought damages in excess of $10 million and asked that any damages assessed be trebled. On December 11, 1995, the Orion parties filed a motion to dismiss the lawsuit on the grounds of lack of jurisdiction and violation of a mandatory arbitration agreement. In addition, on December 19, 1995, the Orion parties filed a Demand for Arbitration against Skydata with the American Arbitration Association in Atlanta, Georgia, requesting damages in excess of $100,000 for breach of contract and declarations, among other things, that Orion and Orion Atlantic own a royalty-free license to the patent, that the patent is invalid and unenforceable and that Orion and Orion Atlantic have not infringed on the patent. On March 5, 1996, the court granted the Company's motion to dismiss the lawsuit on the basis that Skydata's claims are subject to arbitration. Skydata appealed the dismissal to the United States Court of Appeals to the Federal Circuit. Skydata also filed a counterclaim in the arbitration proceedings asserting a claim for $2 million damages as a result of the conduct of Orion and its affiliates. On May 15, 1996, the arbitrator granted the Orion parties' request for an initial hearing on claims relating to the Orion parties' rights to the patent, including the co-ownership claim and other contractual claims. This initial hearing was scheduled to take place in November 1996.

                  On November 9, 1996, Orion and Skydata executed a letter with respect to the settlement in full of the pending litigation and arbitration. As part of the settlement, the parties are to release all claims by either side relating in any way to the patent and/or the pending litigation and arbitration. In addition, Skydata is to grant Orion (and its affiliates) an unrestricted, word-wide paid-up license to make, have made, use or sell products or methods under the patent and all other corresponding consideration and reissue patents. Orion is to pay Skydata $437,000 over a period of two years as part of the settlement. The parties are in the process of documenting the terms of the settlement in a formal settlement agreement.


Schedule 15.5

$10,000,000 letter of credit issued by Chase Manhattan Bank, N.A. on behalf of Customer in favor of DACOM Corp.

Schedule 15.6

Lien on approximately $10M of funds deposited with Chase Manhattan Bank, N.A., as security for the letter of credit referenced on Schedule 15.5.


Schedule 15.7

Contract Documents Relating to Procurement of Orion 2 and Orion 3 Satellites

Contracts for the Provision of Telecommunications Service in the ordinary course of business

DACOM Contract


Schedule 15.9

1995 Form 10-K

Form 10-Qs for the periods ending:

          June 30, 1995 March 31, 1996 June 30, 1996 September 30, 1996

1995 Proxy Statement

1995 Annual Report



                                Schedule 15.12*
                                ---------------



Hughes' rights in contract to be acknowledged by Lender and to which Lender will agree not to contest one contained in the following Paragraphs of the Contract.*

               4.5                 14.10               30.3
               4.6                 15.1                30.4
               4.8A                15.2                30.5
               4.9                 15.ll               30.9
               4.12                15.12               34.1
               4.13                15.14               34.2
               4.14                15.18               34.3
               4.15                17.2                35.1
               4.16                17.3                35.2
               4.17                17.6                35.6
               4.18                21.10               35.7
               4.19                26.1                35.8
               5.9                 26.2                35.10
               9.3                 26.3                39.1
               11.2                26.4                39.2
               11.4                30.1







----------
     *Note: Paragraph citations are to 1/12/97 Draft. As provisions are moved in accordance with my January 14, 1997 letter the citations will have to be renumbered.

                       ORION 3 SATELLITE PURCHASE CONTRACT


                                    EXHIBIT H

PAYLOAD LONG-LEAD INVENTORY ITEMS

                       ORION 3 SATELLITE PURCHASE CONTRACT


                                    EXHIBIT I

                              TECHNICAL PERFORMANCE

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       EXHIBIT I]